As filed with the U.S. Securities and Exchange Commission on [07/08/19]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23024

Pacer Funds Trust
(Exact name of registrant as specified in charter)

500 Chesterfield Parkway

Malvern, PA 19355
(Address of principal executive offices) (Zip code)

Joe M. Thomson, President

500 Chesterfield Parkway

Malvern, PA 19355
(Name and address of agent for service)

610-644-8100

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: May 1, 2018 through April 30, 2019

Item 1. Reports to Stockholders.

ANNUAL REPORT
April 30, 2019

Pacer Trendpilot® US Large Cap ETF *Ticker: PTLC*
Pacer Trendpilot® US Mid Cap ETF *Ticker: PTMC*
Pacer Trendpilot® 100 ETF *Ticker: PTNQ*
Pacer Trendpilot® European Index ETF *Ticker: PTEU*
Pacer Global Cash Cows Dividend ETF *Ticker: GCOW*
Pacer US Cash Cows 100 ETF *Ticker: COWZ*
Pacer US Small Cap Cash Cows 100 ETF *Ticker: CALF*
Pacer Developed Markets International Cash Cows 100 ETF *Ticker: ICOW*
Pacer WealthShield ETF *Ticker: PWS*
Pacer Military Times Best Employers ETF *Ticker: VETS*
Pacer Benchmark Retail Real Estate SCTR℠ ETF *Ticker: RTL*
Pacer Benchmark Industrial Real Estate SCTR℠ ETF *Ticker: INDS*
Pacer Benchmark Data & Infrastructure Real Estate SCTR℠ ETF *Ticker: SRVR*
Pacer US Export Leaders ETF *Ticker: PEXL*
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF *Ticker: SZNE*

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds' reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

PACER ETFs

877-337-0500 ▪ www.paceretfs.com

Pacer Funds

Pacer Funds

Dear Shareholder,

Pacer ETFs continued to show fast paced growth this past fiscal year. Several milestones were hit, including surpassing both three billion and four billion in assets under management (AUM) in just one year. The company has witnessed 100% growth in AUM since March of 2018. Our unique model, which centers around the distribution of our ETFs through the financial advisor community, continues to be our focus.

During this fiscal year, we expanded our fund offerings to fifteen by adding four products to our Pacer Custom ETF Series, and one to our Pacer Leaders ETF Series. They include Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF (SRVR), Pacer Benchmark Industrial Real Estate SCTR ETF (INDS), Pacer Benchmark Retail Real Estate SCTR ETF (RTL), Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (SZNE), and Pacer US Export Leaders ETF (PEXL). Four of our new ETFs were made possible by partnerships we have developed to help bring their ideas to market in an ETF.

Our goal is to remain consistent in developing and testing innovative ideas to bring new funds to market as the ETF landscape continues to evolve. Expanding a line of ETFs that aid investors in accomplishing multiple goals is something we believe in. We thank you for entrusting your assets with us as we look forward to growing with you.

Best,

Joe M. Thomson
Chairman, Pacer Funds Trust

Pacer Funds

Market Environment Overview

The overall picture for equity markets is showing conflicting data signals for both bullish and bearish outlooks. The U.S. economy has continued strong growth throughout fiscal year 2018, oftentimes surpassing 3% implied annual growth. During the second calendar quarter of 2018, for example, U.S. gross domestic product (GDP) increased at a rate of 4.2%, which is uncharacteristically high for a mature economy. Additionally, the unemployment rate and labor force participation rates have respectively realized record lows and highs, suggesting a robust labor market. Earnings and revenue growth across all sectors have seen notable increases. This is partially a result of the previous year’s tax reforms taking full effect, but also due to organic growth.

Despite this, several forward-looking indicators including net savings rates remaining relatively flat and the decline of new and existing home sales introduces new doubt into investors’ minds. This is replicated in overall market sentiment as seen from September through December 2018. This timeframe saw the return of volatility, which was notably low the preceding year.

In late March, the yield curve inverted for the first time since the Great Recession of 2007-2009. This signifies a disconnect between the Federal Reserve’s monetary policy and the market’s outlook on interest rates and, therefore, the economy overall. The inversion of the yield curve is generally considered a consistent indicator that a recession will occur about 12-18 months after the inversion. This, however, is not foolproof and remains to be seen.

In addition to conflicting domestic economic data, the news surrounding Brexit and on trade wars with China are causing concerns for the economy broadly and for the equity markets specifically. Sino-American tensions ripple across other markets, most notably the emerging markets that trade heavily with China, and European markets that buy large amounts of materials and goods from China. This “trade war” is best characterized as the two largest economies deciding which is more powerful: the seller or the buyer.

Europe additionally seems to be suffering a multi-front economic war, with Brexit on one side, and rising Euroscepticism, populism, and nationalism on the other. As the predominant economy in the Eurozone, Germany has repeatedly tried to keep other member nations of the European Union in line with a globalist worldview. Internal stresses in member countries, most notably Italy and France, have led to populist movements gaining wide support from voter bases with a clear message of distaste for being a part of the E.U.

The presence of these opposing forces both domestically and internationally suggests that the markets are uncertain of what the future holds. The systemic risks facing the economies and equity markets of the world may escalate to the point of global recession or may begin a gradual but sustained de-risking. Much of the deciding factor resting on U.S.-China trade tensions.

The Pacer Trendpilot™ Series

The Pacer Trendpilot series is based on a trend following strategy that alternates exposure between a Benchmark Index and 3-Month US T-Bills using three indicators. It is designed to participate in the market when it is trending up, maintain some exposure during short term market declines and exit the market when it is trending down. The period referenced in this section for all Trendpilot Funds is for the fiscal year end of April 30, 2019.

Pacer Trendpilot® US Large Cap ETF

The Pacer Trendpilot® US Large Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization.

The Fund

The Fund had a total return of 8.65%. The Index had a total return of 9.34%. The S&P 500 Index had a total return of 13.49%.

Pacer Funds

The Fund had two exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTLC EXPOSURE CHANGES
Date	Resulting Exposure	U.S. Treasury 3-Month Yield (%)
October 30, 2018	100% T-Bills	2.3227
February 20, 2019	100% Equities	2.4354

Fiscal Year Maximum Drawdowns (%)
Fund	-9.92
Benchmark	-19.36

Pacer Trendpilot® US Mid Cap ETF

The Pacer Trendpilot® US Mid Cap ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot US Mid Cap Trendpilot Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Total Return Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund had a total return of 1.66%. The Index had a total return of 2.11%. The S&P MidCap 400 Index had a total return of 6.99%.

The Fund had five exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTMC EXPOSURE CHANGES
Date	Resulting Exposure	U.S. Treasury 3-Month Yield (%)
October 17, 2018	50% T-Bills / 50% Equities	2.3046
October 23, 2018	100% T-Bills	2.3227
February 25, 2019	100% Equities	2.4397
March 13, 2019	100% T-Bills	2.4379
April 4, 2019	100% Equities	2.4225

Fiscal Year Maximum Drawdowns (%)
Fund	-13.04
Benchmark	-23.12

Pacer Trendpilot® 100 ETF

The Pacer Trendpilot® 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer NASDAQ-100 Trendpilot™ Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Nasdaq-100 Index, (ii) 50% to the Nasdaq-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Nasdaq-100 Total Return Index and its 200-business day historical simple moving average.

The Nasdaq-100 Total Return Index is a total return version of the Nasdaq-100 Index and reflects the reinvestment of dividends paid by the securities in the Nasdaq-100 Index. The Nasdaq-100 Index includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of

Pacer Funds

financial companies, including investment companies. The Nasdaq-100 Index was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

The Fund

The Fund had a total return of 16.04%. The Index had a total return of 16.55%. The NASDAQ-100® Index had a total return of 19.10%.

The Fund had three exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTNQ EXPOSURE CHANGES
Date	Resulting Exposure	U.S. Treasury 3-Month Yield (%)
October 31, 2018	50% T-Bills / 50% Equities	2.3251
November 16, 2018	100% T-Bills	2.3424
February 22, 2019	100% Equities	2.4424

Fiscal Year Maximum Drawdowns (%)
Fund	-12.31
Benchmark	-22.72

Pacer Trendpilot® European Index ETF

The Pacer Trendpilot® European Index ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Trendpilot European Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE Eurozone Total Return Index is a total return version of the FTSE Eurozone Index and reflects the reinvestment of dividend paid by the securities in the FTSE Eurozone Index.

The Fund

The Fund had a total return of -8.07%. The Index had a total return of -6.60%. The FTSE Eurozone Index (USD) had a total return of -6.12%.

The Fund had six exposure changes during the fiscal year. Summary details of these changes are presented in the following table.

PTEU EXPOSURE CHANGES
Date	Resulting Exposure	U.S. Treasury 3-Month Yield (%)
July 2, 2018	50% T-Bills / 50% Equities	1.9249
July 12, 2018	100% Equities	1.9612
September 10, 2018	100% T-Bills	2.1245
September 27, 2018	100% Equities	2.184
October 9, 2018	100% T-Bills	2.2345
March 8, 2019	100% Equities	2.4398

Fiscal Year Maximum Drawdowns (%)
Fund	-13.12
Benchmark	-15.69

Pacer Funds

The Pacer Cash Cows Index® ETF Series

The Pacer Cash Cows ETFs aim to provide capital appreciation over time by screening broad based indexes to identify quality companies with high free cash flow yield. The period referenced in this section for all Cash Cows Funds is for the fiscal year end of April 30, 2019.

Pacer Global Cash Cows Dividend ETF

The Pacer Global Cash Cows Dividend ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer Global Cash Cows Dividend Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets. The FTSE Developed Large-Cap Total Return Index is a total return version of the FTSE Developed Large-Cap Index and reflects the reinvestment of dividends paid by the securities in the FTSE Developed Large-Cap Index.

The Fund

The Fund had a total return of 5.56%. The Index had a total return of 6.25%. The FTSE Developed Large-Cap Index had a total return of 7.04%.

During the fiscal year, the top three sectors for contribution to performance were Energy at -2.06%, Information Technology at 22.05%, and Consumer Staples at 15.48%. The three sectors with the lowest contribution to performance were Telecommunication Services at -7.12%, Consumer Discretionary at -3.21%, and Financials at 8.95%. Sector performance numbers reflect their total return during the period.

Pacer US Cash Cows 100 ETF

The Pacer US Cash Cows 100 ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Pacer US Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the Russell 1000 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index. The Russell 1000 Total Return Index is a total return version of the Russell 1000 Index that reflects the reinvestment of dividends paid by the securities in the Russell 1000 Index.

The Fund

The Fund had a total return of 4.28%. The Index had a total return of 4.84%. The Russell 1000 Index had a total return of 13.33%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 9.82%, Consumer Discretionary at 6.70%, and Materials at -8.58%. The three sectors with the lowest contribution to performance were Energy at -24.77%, Consumer Staples at -9.56%, and Financials at -0.85%. Sector performance numbers reflect their total return during the period.

Pacer US Small Cap Cash Cows 100 ETF

The Pacer US Small Cap Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer US Small Cap Cash Cows Index (the “Index”).

Pacer Funds

The Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the S&P Small Cap 600 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

The Fund

The Fund had a total return of 0.20%. The Index had a total return of 0.32%. The S&P 600 Index had a total return of 4.42%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 18.77%, Industrials at 6.83%, and Energy at 10.08%. The three sectors with the lowest contribution to performance were Consumer Discretionary at -9.09%, Health Care at -22.29%, and Consumer Staples at -36.59%. Sector performance numbers reflect their total return during the period.

Pacer Developed Markets International Cash Cows 100 ETF

The Pacer Developed Markets International Cash Cows 100 ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer Developed Markets International Cash Cows 100 Index (the “Index”).

The Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve-month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

The Fund

The Fund had a total return of -3.92%. The Index had a total return of -3.49%. The FTSE Developed ex US Index had a total return of -3.72%.

During the fiscal year, the top three sectors for contribution to performance were Consumer Staples at 6.22%, Information Technology at -7.95%, and Energy at -0.02%. The three sectors with the lowest contribution to performance were Materials at -8.73%, Consumer Discretionary at -8.54%, and Telecommunication Services at -8.48%. Sector performance numbers reflect their total return during the period.

The Pacer Custom ETF Series

The Pacer Custom ETFs are strategy-driven, rules-based and are each designed to offer a specific investment focus. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2019.

Pacer WealthShield ETF

The Pacer WealthShield ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Pacer WealthShield Index (the “Index”).

The Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds.

Pacer Funds

The Fund

The Fund had a total return of 1.43%. The Index had a total return of 2.57%. The S&P 500 Index had a total return of 13.49%.

Throughout the fiscal year, the Fund spent about half of the year with “risk on” and half with “risk off.” The Fund was “risk on” for the months of May, August, September, October, March, and April. The Fund was “risk off” for June, July, and November through February.

Pacer Military Times Best Employers ETF

The Pacer Military Times Best Employers ETF (the “Fund”) seeks to track the total performance, before fees and expenses, of the Military Times Best for VetsSM Index (the “Index”).

The Index is owned and developed by VETS Indexes, LLC (the “Index Provider”) and based on The Military Times Best for VetsSM: Employers list (the “Best for Vets List”) published annually by Sightline Media Group. The Best for Vets List is published each year based on detailed surveys (the “Best for Vets Survey”) completed by companies doing business in the United States that address the recruiting of U.S. armed forces veterans and service members, company culture, policies and reservist accommodations. Responses to each such category of questions are weighted to create a composite score and companies with composite scores in the top 60% of all participating companies are included on The Best for Vets List. Companies on the Best for Vets List are expected to come from a variety of sectors and industries, such as banking, information technology, energy and telecommunications, among others. Although all the companies in the Index have their stock listed on a U.S. exchange, such companies may have significant (or a majority of their) business operations outside of the United States.

The Index is composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of January 11, 2018, the Index was made up of 37 companies and included significant allocations to companies in the financial, industrial and information technology sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.

The Fund

The Fund had a total return of 15.46%. The Index had a total return of 16.01%. The S&P 500 Index had a total return of 13.49%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 22.42%, Industrials at 13.46%, and Consumer Discretionary at 17.42%. The three sectors with the lowest contribution to performance were Energy at -0.66%, Health Care at 10.35%, and Consumer Staples at 16.13%. Sector performance numbers reflect their total return during the period.

Pacer Benchmark Retail Real Estate SCTR ETF

The Pacer Benchmark Retail Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Retail Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the retail real estate sector (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

The Fund

The Fund’s inception date was May 15, 2018. The Fund had a since inception total return of 18.30%. The Index had a total return of 18.56%. The FTSE NAREIT All Equity REITS Index had a total return of 19.31%.

Pacer Funds

The Fund’s top three contributors to its return were Realty Income Corporation, Simon Property Group, Inc., and National Retail Properties, Inc. These stocks realized total returns of 44.72%, 16.31%, and 44.09%, respectively.

The Fund’s bottom three contributors to its return were Macerich Company, Taubman Centers, Inc., and Urban Edge Properties These stocks realized total returns of -26.24%, -7.59%, and -5.74%, respectively.

Pacer Benchmark Industrial Real Estate SCTR ETF

The Pacer Benchmark Industrial Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Industrial Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derive at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. The sum of all Industrial Companies that are not Self-Storage Companies cannot exceed 80% of the total Index weight, and the remaining weight will be composed of Self-Storage Companies. Additionally, each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

The Fund

The Fund’s inception date was May 14, 2018. The Fund had a since inception total return of 21.62%. The Index had a total return of 22.13%. The FTSE NAREIT All Equity REITS Index had a total return of 17.40%.

The Fund’s top three contributors to its return were Innovative Industrial Properties Inc, Prologis, Inc., and Liberty Property Trust These stocks realized total returns of 156.32%, 21.68%, and 23.09%, respectively.

The Fund’s bottom three contributors to its return were CubeSmart, Monmouth Real Estate Investment Corporation Class A, and National Storage Affiliates Trust These stocks realized total returns of -1.44%, -8.07%, and -0.52%, respectively.

Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF

The Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Benchmark Data & Infrastructure Real Estate SCTRSM Index (the “Index”).

The Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”). The real estate companies included in the Index may utilize leverage, and some may be highly leveraged. Additionally, such companies may include significant business operations outside of the United States.

The Index is reconstituted and rebalanced quarterly as of the close of business on the third Friday of each March, June, September, and December based on data as of the end of the previous month (each, a “Reference Date”). Index Constituents are weighted based on their free-float market capitalization (i.e., market capitalization based on the number of shares available to the public), subject to the following constraints as of the time of each reconstitution of the Index. Each Index Constituent’s weight is capped at 15% and the sum of Index Constituents with weights greater than 4.5% cannot exceed 45% of the total Index weight. If the foregoing limits would be exceeded at the time of a reconstitution of the Index, the excess weight is proportionally redistributed to all Index Constituents with weights below such limits.

Pacer Funds

The Fund

The Fund’s inception date was May 15, 2018. The Fund had a since inception total return of 17.89%. The Index had a total return of 19.33%. The FTSE NAREIT All Equity REITS Index had a total return of 19.31%.

The Fund’s top three contributors to its return were American Tower Corporation, Crown Castle International Corp, and Zayo Group Holdings, Inc. These stocks realized total returns of 46.25%, 29.57%, and 52.93%, respectively.

The Fund’s bottom three contributors to its return were Weyerhaeuser Company, PotlatchDeltic Corporation, and Uniti Group Inc These stocks realized total returns of -40.84%, -37.5%, and-32.52%, respectively.

The Pacer Leaders ETF Series

The Pacer Leaders ETFs are strategy-driven, rules-based and are each designed to offer exposure to leaders in specific themes. The period referenced in this section for all custom funds is for the fiscal year end of April 30, 2019.

Pacer US Export Leaders ETF

The Pacer US Export Leaders ETF (the “Fund”) is an exchange traded fund that seeks to track the total return performance, before fees and expenses, of the Pacer US Export Leaders Index (the “Index”).

The Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly. From time to time, the Index may include more or less than 100 companies as a result of events such as acquisitions, spin-offs and other corporate actions. The S&P 500 consists of approximately 500 leading U.S.-listed companies representing approximately 80% of the U.S. equity market capitalization. The S&P MidCap 400 measures the performance of mid-capitalization stocks in the United States.

The Fund

The Fund’s inception date was July 23, 2018. The Fund had a since inception total return of 4.33%. The Index had a total return of 4.89%. The S&P 900 Index had a total return of 6.10%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 19.82%, Industrials at 21.93%, and Health Care at 10.95%. The three sectors with the lowest contribution to performance were Energy at -17.12%, Consumer Discretionary at -3.73%, and Real Estate at -9.36%. Sector performance numbers reflect their total return during the period.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Fund”) is an exchange traded fund (“ETF”) that seeks to track the total return performance, before fees and expenses, of the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index (the “Index”).

The Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market. The S&P 500 EWI includes stocks covering all 11 Global Industry Classification Standard (“GICS®”) sectors, six of which are eligible for inclusion in the Index.

On the last business day of each April, the Index is equally weighted in the S&P 500 EWI Consumer Staples and Healthcare sectors. The Index holdings then float until the last business day of the following October, when the Index is reconstituted and rebalanced to an equal weighting in the S&P 500 EWI Consumer Discretionary, Industrials, Information Technology, and Materials sectors. The Index holdings then float until the last business day of the following April (the next calendar year), when the Index is reconstituted and rebalanced back to an equal weighting in the S&P 500 EWI Consumer Staples and Healthcare sectors.

Pacer Funds

The Fund

The Fund’s inception date was July 23, 2018. The Fund had a since inception total return of 13.67%. The Index had a total return of 14.08%. The S&P 500 Index had a total return of 6.57%.

During the fiscal year, the top three sectors for contribution to performance were Information Technology at 16.95%, Consumer Staples at 7.26%, and Health Care at 6.43%. The three sectors with the lowest contribution to performance were Materials at 6.83%, Consumer Discretionary at 8.55%, and Industrials at 11.43%. Sector performance numbers reflect their total return during the period.

The performance data quoted is historical. Past performance is no guarantee of future results. You cannot invest directly in an index.

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A copy may be obtained by visiting www.paceretfs.com or calling 1-877-337-0500. Please read the prospectus carefully before investing.

An investment in the Funds is subject to investment risk, including the possible loss of principal. Pacer ETF shares may be bought and sold on an exchange through a brokerage account. Brokerage commissions and ETF expenses will reduce investment returns. There can be no assurance that an active trading market for ETF shares will be developed or maintained. The risks associated with these funds are detailed in the prospectus and could include factors such as concentration risk, currency exchange rate risk, data and infrastructure real estate sector risk, emerging markets risk, equity market risk, European investments risk, fixed income risk, foreign sales risk, foreign securities risk, geographic concentration risk, government obligations risk, high portfolio turnover risk, index criteria risk, industrial real estate sector risk, international operations risk, large and mid-capitalization investing risk, monthly exposure risk, new fund risk, non-diversification risk, other investment companies risk, passive investment risk, REIT investment risk, retail real estate sector risk, sector risk, sector rotation risk, smaller-capitalization companies risk, style risk, tax risk, tracking risk, trend lag risk, and/or special risks of exchange traded funds.

The Pacer Trendpilot® US Large Cap Index, Pacer Trendpilot® US Mid Cap Index, Pacer US Small Cap Cash Cows Index, Pacer US Export Leaders Index, and Pacer WealthShield Index (the “Indices”) are the property of Index Design Group, LLC which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Indices. The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Index Design Group, LLC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Pacer NASDAQ-100 Trendpilot® Index is co-owned by Index Design Group, LLC. and Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”). The NASDAQ-100 is a registered trademark of the Corporations and is licensed for use by Index Design Group, LLC. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the product(s).

Source: FTSE International Limited (“FTSE”) © FTSE 2017. “FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. All rights in the FTSE indices and / or FTSE ratings vest in FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and / or FTSE ratings or underlying data and no party may rely on any FTSE indices, ratings and / or data underlying data contained in this communication. No further distribution of FTSE Data is permitted without FTSE’s express written consent. FTSE does not promote, sponsor or endorse the content of this communication.

The Russell 1000 Index (the “Index”) is a trademark of Frank Russell Company (“Russell”) and has been licensed for use by Index Design Group, LLC (“IDG”). The Pacer US Cash Cows 100 Index is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Pacer US Cash Cows 100 Index is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with the Pacer US Cash Cows 100 Index. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to IDG or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein.

Pacer Funds

“VETS INDEXES(SM)” and “MILITARY TIMES BEST FOR VETS INDEX(SM)” are service marks of VETS Indexes LLC and have been licensed for use by Pacer Advisors, LLC. The Product is not sponsored, endorsed, sold or promoted by VETS Indexes LLC and VETS Indexes LLC makes no representation regarding the advisability of investing in the Product or such similar language as may be approved in advance by VETS.

Benchmark Data & Infrastructure Real Estate SCTR Index, Benchmark Industrial Real Estate SCTR Index and Benchmark Retail Real Estate SCTR Index are trademarks of Benchmark Investments, LLC and have been licensed for use by Pacer Advisors, Inc. The Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF, Pacer Benchmark Industrial Real Estate SCTR ETF and Pacer Benchmark Retail Real Estate SCTR ETF are not sponsored, endorsed, sold or promoted by Benchmarks Investments, LLC and Benchmark Investments, LLC makes no representation or warranty regarding the advisability of investing in this Pacer Benchmark Data & Infrastructure Real Estate SCTR ETF, Pacer Benchmark Industrial Real Estate SCTR ETF and Pacer Benchmark Retail Real Estate SCTR ETF.

CFRA makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally, or in the Product particularly, or the ability of CFRA’s Index to track general market performance. CFRA is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the product may be converted into cash or other redemption mechanics. CFRA has no obligation or liability in connection with the administration, marketing or trading of the Product. CFRA is not an investment advisor. Inclusion of a security within a CFRA Index is not a recommendation by CFRA to buy, sell, or hold any security, nor is it investment advice. CFRA does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the CFRA Index or any data related thereto or any communication with respect thereto, including oral, written, or electronic communications. CFRA shall not be subject to any damages or liability for any errors, omissions, or delays therein. CFRA makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by users, owners of the product, or any other person or entity from the use of the CFRA Index or with respect to any data related thereto.

Investment products offered are: Not FDIC Insured ● No Bank Guarantee ● May Lose Value

Trendpilot®, Cash Cows Index® and Strategy Driven ETFs™ are trademarks of Index Design Group, LLC.

Distributor: Pacer Financial, Inc, member FINRA, SIPC, an affiliate of Pacer Advisors, Inc.

Pacer Funds

Portfolio Allocation (Unaudited)
As of April 30, 2019

Pacer Trendpilot® US Large Cap ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	21.4%
Financial	17.8%
Technology	16.9%
Communications	15.3%
Industrial	9.3%
Consumer, Cyclical	8.4%
Energy	5.2%
Utilities	3.2%
Basic Materials	2.1%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	19.0%
Liabilities in excess of other assets	-18.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the The Pacer Trendpilot® US Large Cap Index.

Pacer Trendpilot® US Mid Cap ETF

Sector(a)	Percentage of Net Assets
Financial	24.5%
Industrial	19.2%
Consumer, Non-Cyclical	14.6%
Consumer, Cyclical	12.6%
Technology	9.6%
Basic Materials	4.6%
Utilities	4.2%
Energy	4.0%
Communications	3.4%
Investment Companies	3.2%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	29.0%
Liabilities in excess of other assets	-29.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the The Pacer Trendpilot® US Mid Cap Index.

Pacer Trendpilot® 100 ETF

Sector(a)	Percentage of Net Assets
Technology	39.9%
Communications	37.4%
Consumer, Non-Cyclical	14.4%
Consumer, Cyclical	7.0%
Industrial	0.9%
Utilities	0.3%
Short-Term Investments	0.1%
Investments Purchased with Proceeds from Securities Lending	13.7%
Liabilities in excess of other assets	-13.7%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer nasdaq-100 Trendpilot® Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2019

Pacer Trendpilot® European Index ETF

Country(a)	Percentage of Net Assets
France	31.3%
Germany	27.4%
Netherlands	10.5%
Spain	9.5%
Italy	7.2%
Finland	3.8%
Belgium	3.2%
United Kingdom	3.0%
Ireland	0.8%
Austria	0.8%
Luxembourg	0.6%
Portugal	0.5%
Greece	0.4%
Switzerland	0.3%
Short-Term Investments	0.4%
Investments Purchased with Proceeds from Securities Lending	3.1%
Liabilities in excess of other assets	-2.8%
Total	100.0%

(a)	The Fund generally classifies a company based on its country of incorporation, but may designate a different country in certain circumstances.

Pacer Global Cash Cows Dividend ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	20.6%
Energy	16.5%
Communications	15.4%
Consumer, Cyclical	12.9%
Basic Materials	12.7%
Technology	9.0%
Industrial	6.0%
Utilities	3.8%
Financial	1.9%
Diversified	0.2%
Short-Term Investments	0.5%
Investments Purchased with Proceeds from Securities Lending	23.6%
Liabilities in excess of other assets	-23.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Global Cash Cows Dividend 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2019

Pacer US Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Technology	30.6%
Consumer, Non-Cyclical	19.6%
Consumer, Cyclical	19.0%
Communications	11.6%
Basic Materials	6.9%
Energy	6.8%
Industrial	3.6%
Financial	1.7%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	8.9%
Liabilities in excess of other assets	-8.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Cash Cows 100 Index.

Pacer US Small Cap Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	28.9%
Industrial	20.6%
Consumer, Non-Cyclical	20.1%
Technology	10.8%
Energy	6.9%
Basic Materials	5.3%
Communications	5.1%
Financial	2.1%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	27.0%
Liabilities in excess of other assets	-27.0%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer US Small Cap Cash Cows 100 Index.

Pacer Developed Markets International Cash Cows 100 ETF

Sector(a)	Percentage of Net Assets
Consumer, Cyclical	27.9%
Basic Materials	19.2%
Consumer, Non-Cyclical	14.4%
Communications	11.9%
Industrial	9.1%
Technology	8.4%
Energy	6.2%
Utilities	1.8%
Short-Term Investments	0.5%
Investments Purchased with Proceeds from Securities Lending	9.2%
Liabilities in excess of other assets	-8.6%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Developed Markets International Cash Cows 100 Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2019

Pacer WealthShield ETF

Sector(a)	Percentage of Net Assets
Financial	22.4%
Technology	20.4%
Utilities	19.3%
Consumer, Non-Cyclical	18.8%
Communications	15.3%
Consumer, Cyclical	3.3%
Industrial	0.3%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	4.9%
Other assets in excess of liabilities	-4.9%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer WealthShield Index.

Pacer Military Times Best Employers ETF

Sector(a)	Percentage of Net Assets
Financial	23.1%
Technology	16.9%
Industrial	16.2%
Consumer, Non-Cyclical	13.1%
Communications	11.6%
Consumer, Cyclical	9.3%
Utilities	9.3%
Short-Term Investments	0.4%
Other assets in excess of liabilities	0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Military Times Best for VETS Total Return Index.

Pacer Benchmark Retail Real Estate ETF

Sector(a)	Percentage of Net Assets
Financial	99.7%
Short-Term Investments	0.2%
Other assets in excess of liabilities	0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Benchmark Retail Real Estate Index.

Pacer Benchmark Industrial Real Estate ETF

Sector(a)	Percentage of Net Assets
Financial	99.7%
Short-Term Investments	0.3%
Investments Purchased with Proceeds from Securities Lending	5.8%
Liabilities in excess of other assets	-5.8%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Benchmark Industrial Real Estate Index.

Pacer Funds

PORTFOLIO ALLOCATION (Unaudited) (Continued)
As of April 30, 2019

Pacer Benchmark Data & Infrastructure Real Estate ETF

Sector(a)	Percentage of Net Assets
Financial	83.3%
Communications	11.9%
Technology	4.6%
Short-Term Investments	0.2%
Investments Purchased with Proceeds from Securities Lending	4.4%
Other assets in excess of liabilities	-4.4%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer Benchmark Data & Infrastructure Real Estate Index.

Pacer US Export Leaders ETF

Sector(a)	Percentage of Net Assets
Technology	32.9%
Industrial	24.7%
Consumer, Non-Cyclical	16.3%
Consumer, Cyclical	8.7%
Basic Materials	7.6%
Communications	6.0%
Energy	2.8%
Exchange Traded Funds	0.9%
Short-Term Investments	0.1%
Liabilities in excess of other assets	*0.0%
Total	100.0%

*	Less than 0.05%
(a)	The Fund may classify a company in a different category than the Pacer US Export Leaders Index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

Sector(a)	Percentage of Net Assets
Consumer, Non-Cyclical	91.5%
Consumer, Cyclical	4.3%
Industrial	3.2%
Technology	1.0%
Short-Term Investments	0.1%
Liabilities in excess of other assets	-0.1%
Total	100.0%

(a)	The Fund may classify a company in a different category than the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index.

Pacer Trendpilot® US Large Cap ETF

Performance Summary
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Large Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P 500 Index, (ii) 50% to the S&P 500 Total Return Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P 500 Total Return Index and its 200-business day historical simple moving average. The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Trendpilot® US Large Cap ETF - NAV	8.65%	6.24%
Pacer Trendpilot® US Large Cap ETF - Market	8.48%	6.25%
Pacer Trendpilot® US Large Cap Index(3)(4)	9.34%	6.90%
S&P 500 Total Return IndexTM (4)	13.49%	11.22%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Effective November 1, 2017, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index. Prior to November 1, 2017, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Pacer Wilshire US Large-Cap TrendpilotTM Index. Performance shown for periods beginning November 1, 2017 is that of the Pacer Trendpilot® US Large Cap Index, and performance shown for periods prior to November 1, 2017 is that of the Pacer Wilshire US Large-Cap TrendpilotTM Index.

(4)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® US Mid Cap ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® US Mid Cap Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the S&P MidCap 400 Index, (ii) 50% to the S&P MidCap 400 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the S&P MidCap 400 Total Return Index and its 200-business day historical simple moving average.

The S&P MidCap 400 Total Return Index is a total return version of the S&P MidCap 400 Index and reflects the reinvestment of dividends paid by the securities in the S&P MidCap 400 Index. The S&P Midcap 400 measures the performance of mid-capitalization stocks in the United States.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Trendpilot® US Mid Cap ETF - NAV	1.66%	6.27%
Pacer Trendpilot® US Mid Cap ETF - Market	1.65%	6.27%
Pacer Trendpilot® US Mid Cap Index(3)(4)	2.11%	6.91%
S&P MidCap 400 Total Return Index(4)	6.99%	8.32%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.62%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Effective November 1, 2017, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of thePacer Trendpilot® US Mid Cap Index. Prior to November 1, 2017, the Fund’s investment objective was to track the price and total return performance, before fees and expenses, of the Pacer Wilshire US Mind-Cap TrendpilotTM Index. Performance shown for periods beginning November 1, 2017 is that of the Pacer Trendpilot® US Mid Cap Index, and performance shown for periods prior to November 1, 2017 is that of the Pacer Wilshire US Mid-Cap TrendpilotTM Index.

(4)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 11, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

Pacer Nasdaq-100 Trendpilot® Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the Nasdaq-100 Index, (ii) 50% to the Nasdaq-100 Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the Nasdaq-100 Total Return Index and its 200-business day historical simple moving average. The Nasdaq-100 Total Return Index is a total return version of the Nasdaq-100 Index and reflects the reinvestment of dividends paid by the securities in the Nasdaq-100 Index.

The Nasdaq-100 Index includes approximately 100 of the largest non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Nasdaq-100 Index comprises securities of companies across major industry groups, including computer, biotechnology, healthcare, telecommunications and transportation. However, it does not contain securities of financial companies, including investment companies. The Nasdaq 100 Index was developed by Nasdaq OMX. There is no minimum market capitalization requirement for inclusion in the Nasdaq-100 Index. Inclusion is determined based on the top 100 largest issuers based on market capitalization meeting all other eligibility requirements.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Trendpilot® 100 ETF - NAV	16.04%	10.20%
Pacer Trendpilot® 100 ETF - Market	16.01%	10.22%
Pacer Nasdaq-100 Trendpilot® Index(3)	16.55%	10.89%
Nasdaq-100 Index(3)	19.10%	16.53%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 11, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Trendpilot® European Index ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 14, 2015, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Trendpilot® European Index uses an objective, rules-based methodology to implement a systematic trend-following strategy that directs exposure (i) 100% to the FTSE Eurozone Index, (ii) 50% to the FTSE Eurozone Index and 50% to 3-Month US Treasury bills, or (iii) 100% to 3-Month US Treasury bills, depending on the relative performance of the FTSE Eurozone Total Return Index and its 200-business day historical simple moving average.

The FTSE Eurozone Index is a rules-based, float-adjusted, market capitalization-weighted index comprised of large- and mid-capitalization stocks providing coverage of the developed markets in the euro zone, including primarily France, Germany, Spain, the Netherlands, and Italy. The FTSE Eurozone Index is a subset of the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The FTSE Eurozone Total Return Index is a total return version of the FTSE Eurozone Index and reflects the reinvestment of dividend paid by the securities in the FTSE Eurozone Index.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Trendpilot® European Index ETF - NAV	-8.07%	2.79%
Pacer Trendpilot® European Index ETF - Market	-7.26%	3.09%
Pacer Trendpilot® European Index(3)	-6.60%	4.22%
FTSE Eurozone Index (USD)(3)	-6.12%	8.48%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.66%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 14, 2015.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Global Cash Cows Dividend ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Global Cash Cows Dividend Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yield backed by a high free cash flow yield. The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

The FTSE Developed Large-Cap Index is a market-capitalization weighted index representing the performance of large-cap stocks in developed markets. The FTSE Developed Large-Cap Total Return Index is a total return version of the FTSE Developed Large-Cap Index and reflects the reinvestment of dividends paid by the securities in the FTSE Developed Large-Cap Index.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Global Cash Cows Dividend ETF - NAV	5.56%	10.47%
Pacer Global Cash Cows Dividend ETF - Market	5.73%	10.53%
Pacer Global Cash Cows Dividend Index(3)	6.25%	11.44%
FTSE Developed Large-Cap Index(3)	7.04%	14.14%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is February 22, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index

Pacer US Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 16, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the Russell 1000 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The Russell 1000 Index is a market-capitalization weighted index representing the top 1,000 large-cap stocks in the Russell 3000 Index. The Russell 1000 Total Return Index is a total return version of the Russell 1000 Index that reflects the reinvestment of dividends paid by the securities in the Russell 1000 Index.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer US Cash Cows 100 ETF - NAV	4.28%	9.49%
Pacer US Cash Cows 100 ETF - Market	4.19%	9.57%
Pacer US Cash Cows 100 Index(3)	4.84%	9.97%
Russell 1000 Index(3)	13.33%	13.98%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.49%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 16, 2016.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Small Cap Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Small Cap Cash Cows Index uses an objective, rules-based methodology to provide exposure to small-capitalization U.S. companies with high free cash flow yields. The initial index universe is derived from the component companies of the S&P Small Cap 600 Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, are excluded from the Index universe. The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The S&P SmallCap 600 Index measures the performance of 600 small sized companies in the US equity market, with market capitalization ranging from $450 million to $2.1 billion USD. The Index does not overlap holdings with the S&P 500 or S&P MidCap 400.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer US Small Cap Cash Cows 100 ETF - NAV	0.20%	3.63%
Pacer US Small Cap Cash Cows 100 ETF - Market	0.14%	3.65%
Pacer US Small Cap Cash Cows Index(3)	0.32%	3.84%
S&P SmallCap 600 Index(3)	4.42%	8.96%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.59%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Developed Markets International Cash Cows 100 ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on June 16, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Developed Markets International Cash Cows 100 Index uses an objective, rules-based methodology to provide exposure to large and mid-capitalization non-U.S. companies in developed markets with high free cash flow yields. The initial index universe is derived from the component companies of the FTSE Developed ex US Index. The initial universe of companies is screened based on their average projected free cash flows and earnings over each of the next two fiscal years. Companies with no forward year estimates available for free cash flows or earnings will remain in the Index universe. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts, and companies with a market capitalization of less than $3 billion are excluded from the Index universe. The remaining companies are ranked by their average daily trading value (“ADTV”) for the prior three months. The 500 companies with the highest ADTV are then ranked by their free cash flow yield for the trailing twelve month period. The equity securities of the 100 companies with the highest free cash flow yield are included in the Index.

The FTSE Developed ex-US Index is comprised of Large (85%) and Mid (15%) cap stocks providing coverage of Developed markets (24 countries) excluding the US. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Developed Markets International Cash Cows 100 ETF - NAV	-3.92%	6.20%
Pacer Developed Markets International Cash Cows 100 ETF - Market	-4.26%	6.60%
Pacer Developed Markets International Cash Cows 100 Index(3)	-3.49%	7.03%
FTSE Developed ex-US Index(3)	-3.72%	3.49%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.65%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is June 16, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer WealthShield ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on December 11, 2017, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer WealthShield Index uses an objective, rules-based methodology to implement a trend-following strategy that directs some or all of the Index’s exposure to (i) U.S. equity securities or (ii) U.S. Treasury securities depending on the strength of the high-yield corporate (“junk”) bond market relative to U.S. Treasury bonds and the momentum of certain U.S. equity sectors or industries and of long-term U.S. Treasury bonds, as described below.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer WealthShield ETF - NAV	1.43%	1.20%
Pacer WealthShield ETF - Market	1.36%	1.22%
Pacer WealthShield Index(3)	2.57%	2.19%
S&P 500 Total Return IndexTM(3)	13.49%	9.75%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is December 11, 2017.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Military Times Best Employers ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on April 9, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Military Times Best Employers Index is composed of the U.S.-listed stocks of companies that have been included in the Best for Vets List for the last three consecutive years, have a minimum market capitalization of $200 million, and meet the Index’s liquidity threshold. Index components are equally weighted at the time of each annual reconstitution of the Index, which is effective at the close of business on the third Friday of each September. As of January 11, 2018, the Index was made up of 37 companies and included significant allocations to companies in the financial, industrial, and information technology sectors. Companies previously included in the Index for two consecutive years that are no longer on the Best for Vets List may continue to be included in the Index if the reason that they are no longer on the Best for Vets List is because they did not complete the most recent Best for Vets Survey.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Annualized Returns(1)
(For the year ended April 30, 2019)

	One Year	Since Inception(2)
Pacer Military Times Best Employers ETF - NAV	15.46%	16.50%
Pacer Military Times Best Employers ETF - Market	10.12%	12.21%
Military Times Best for VETSSM Total Return Index(3)	16.01%	17.06%
S&P 500 Total Return IndexTM(3)	13.49%	14.20%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is April 9, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Retail Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Benchmark Retail Real Estate Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the retail real estate sector (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Cumulative Returns(1)
(For the year ended April 30, 2019)

Since Inception(2)
Pacer Benchmark Retail Real Estate ETF - NAV	18.30%
Pacer Benchmark Retail Real Estate ETF - Market	18.31%
Benchmark Retail Real Estate SCTR Index(3)	18.56%
FTSE NAREIT All Equity REITS Total Return Index(3)	19.31%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 20, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 14, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Benchmark Industrial Real Estate Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the industrial real estate sector (“Industrial Companies”), including companies that derivate at least 85% of their earnings or revenues from self-storage real estate operations (“Self-Storage Companies”). At the time of each reconstitution of the Index, Industrial Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Cumulative Returns(1)
(For the year ended April 30, 2019)

Since Inception(2)
Pacer Benchmark Industrial Real Estate ETF - NAV	21.62%
Pacer Benchmark Industrial Real Estate ETF - Market	21.80%
Benchmark Industrial Real Estate SCTR Index(3)	22.13%
FTSE NAREIT All Equity REITS Total Return Index(3)	17.40%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 20, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 14, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on May 15, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer Benchmark Data & Infrastructure Real Estate Index is generally composed of the U.S.-listed equity securities of companies that derive at least 85% of their earnings or revenues from real estate operations in the data and infrastructure real estate sectors (“Eligible Companies”). At the time of each reconstitution of the Index, Eligible Companies with a market capitalization of more than $200 million and average daily traded volume of at least 10,000 shares are included in the Index (the “Index Constituents”). A significant portion of the Index is expected to be composed of real estate investment trusts (“REITs”).

The FTSE Nareit All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

Cumulative Returns(1)
(For the year ended April 30, 2019)

Since Inception(2)
Pacer Benchmark Data & Infrastructure Real Estate ETF - NAV	17.89%
Pacer Benchmark Data & Infrastructure Real Estate ETF - Market	18.09%
Benchmark Data & Infrastructure Real Estate SCTR Index(3)	19.33%
FTSE NAREIT All Equity REITS Total Return Index(3)	19.31%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated April 20, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is May 15, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer US Export Leaders ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer US Export Leaders Index uses an objective, rules-based methodology to measure the performance of an equal weight portfolio of approximately 100 large- and mid-capitalization U.S. companies with a high percentage of foreign sales and high free cash flow growth. Free cash flow is a company’s cash flow from operations minus its capital expenditures. Construction of the Index begins with an initial universe of the 200 companies across the S&P 900® Index (which is comprised of the S&P 500® Index (“S&P 500”) and S&P MidCap 400® Index (“S&P MidCap 400”)) that have the highest annual foreign sales as a percentage of total sales. The 200 companies are then narrowed to the 100 companies with the highest change in free cash flow growth over the past five years, and those 100 companies are equally weighted to create the Index. The Index is reconstituted and rebalanced to equal-weight quarterly.

The S&P 900® combines the S&P 500® and the S&P MidCap 400® to form an investable benchmark for the mid- to large-cap segment of the U.S. equity market.

Cumulative Returns(1)
(For the year ended April 30, 2019)

Since Inception(2)
Pacer US Export Leaders ETF - NAV	4.33%
Pacer US Export Leaders ETF - Market	4.27%
Pacer US Export Leaders Index(3)	4.89%
S&P 900 Total Return IndexTM(3)	6.10%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated August 31, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

PERFORMANCE SUMMARY
(Unaudited)

Growth of $10,000

This chart illustrates the performance of a hypothetical $10,000 investment made on July 23, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.

The Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index uses an objective, rules-based methodology to track the performance of a semi-annual rotation of certain sectors within the S&P 500 Equal Weight Index (“EWI”). The S&P 500 EWI is an equal-weighted version of the S&P 500®, which measures the performance of the large-cap segment of the U.S. equity market.

The S&P 500 Total Return Index is a total return version of the S&P 500 Index and reflects the reinvestment of dividends paid by the securities in the S&P 500 Index. The S&P 500 Index consists of approximately 500 leading U.S.-listed companies representing approximately 8% of the U.S. equity market capitalization.

Cumulative Returns(1)
(For the year ended April 30, 2019)

Since Inception(2)
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - NAV	13.67%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF - Market	13.73%
Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index(3)	14.08%
S&P 500 Total Return IndexTM(3)	6.57%

(1)

The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on redemptions of Fund shares. The total annual operating expenses as stated in the fee table to the Fund’s prospectus dated July 16, 2018, is 0.60%. For performance information current to the most recent month-end, please call 1-877-337-0500.

(2)	Inception date is July 23, 2018.
(3)

Indexes are unmanaged statistical composites and their returns do not include fees an investor would pay to purchase the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index.

Pacer Funds

Expense Example
For the Year Ended April 30, 2019 (Unaudited)

As a shareholder of a Fund, you pay ongoing expenses, such as advisory fees, and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. You may pay brokerage commissions on your purchase and sale of Fund shares, which are not reflected in the following examples. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from a Fund’s actual return and the “Actual Expenses Paid During Period” show the dollar amount that would have been paid by an investor who started with $1,000 in a Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the column under the heading untitled “Actual Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Expenses Paid During Period(a)
Pacer Trendpilot® US Large Cap ETF
Actual	0.60%	$1,000.00	$ 1,065.70	$ 3.07
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Trendpilot® US Mid Cap ETF
Actual	0.60%	$1,000.00	$ 1,006.40	$ 2.98
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer TrendpilotTM 100 ETF
Actual	0.65%	$1,000.00	$ 1,097.10	$ 3.38
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Trendpilot® EuropeanIndex ETF
Actual	0.65%	$1,000.00	$ 1,071.20	$ 3.34
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26
Pacer Global Cash Cows Dividend ETF
Actual	0.60%	$1,000.00	$ 1,086.10	$ 3.10
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer U.S. Cash Cows 100 ETF
Actual	0.49%	$1,000.00	$ 1,065.10	$ 2.51
Hypothetical(b)	0.49%	$1,000.00	$ 1,022.36	$ 2.46
Pacer U.S. Small Cap Cash Cows 100 ETF
Actual	0.59%	$1,000.00	$ 1,001.10	$ 2.93
Hypothetical(b)	0.59%	$1,000.00	$ 1,021.87	$ 2.96
Pacer Developed Markets International Cash Cows 100 ETF
Actual	0.65%	$1,000.00	$ 1,080.80	$ 3.35
Hypothetical(b)	0.65%	$1,000.00	$ 1,021.57	$ 3.26

Pacer Funds

EXPENSE EXAMPLE
For the Periods Ended April 30, 2019 (Unaudited)(Continued)

	Fund’s Annual Expense Ratio	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Expenses Paid During Period(a)
Pacer WealthShield ETF
Actual	0.60%	$1,000.00	$ 1,044.90	$ 3.04
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Military Times Best Employers ETF
Actual	0.60%	$1,000.00	$ 1,110.00	$ 3.14
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.82	$ 3.01
Pacer Benchmark Retail Real Estate ETF
Actual	0.60%	$1,000.00	$ 1,055.00	$ 3.06
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.77	$ 3.01
Pacer Benchmark Industrial Real Estate ETF
Actual	0.60%	$1,000.00	$ 1,203.60	$ 3.28
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.77	$ 3.01
Pacer Benchmark Data & Infrastructure Real Estate ETF
Actual	0.60%	$1,000.00	$ 1,183.40	$ 3.25
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.77	$ 3.01
Pacer US Export Leaders ETF
Actual	0.60%	$1,000.00	$ 1,138.10	$ 3.18
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.77	$ 3.01
Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
Actual	0.60%	$1,000.00	$ 1,132.20	$ 3.17
Hypothetical(b)	0.60%	$1,000.00	$ 1,021.77	$ 3.01

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period and divided by the number of days in the most recent twelve-month period (365).

(b)	Assumes 5% return before expenses.

Pacer Trendpilot® US Large Cap ETF

Schedule of Investments
April 30, 2019

	Shares	Value
COMMON STOCKS — 96.7%

Advertising — 0.1%
Interpublic Group of Cos., Inc. (a)	33,582	$772,386
Omnicom Group, Inc. (a)	19,582	1,567,147
		2,339,533
Aerospace/Defense — 2.5%
Arconic, Inc.	37,607	807,798
Boeing Co.	46,149	17,430,016
General Dynamics Corp.	24,246	4,333,245
Harris Corp. (a)	10,210	1,720,385
L3 Technologies, Inc.	6,893	1,506,672
Lockheed Martin Corp.	21,529	7,176,262
Northrop Grumman Corp.	15,202	4,407,212
Raytheon Co.	24,911	4,423,944
TransDigm Group, Inc. (b)	4,234	2,042,990
United Technologies Corp.	70,773	10,092,937
		53,941,461
Agriculture — 1.1%
Altria Group, Inc. (a)	163,909	8,905,176
Archer-Daniels-Midland Co.	48,983	2,184,642
Philip Morris International, Inc.	135,687	11,745,067
		22,834,885
Airlines — 0.4%
Alaska Air Group, Inc. (a)	10,834	670,625
American Airlines Group, Inc. (a)	35,695	1,220,055
Delta Air Lines, Inc. (a)	54,329	3,166,837
Southwest Airlines Co. (a)	44,096	2,391,326
United Continental Holdings, Inc. (b)	19,938	1,771,691
		9,220,534
Apparel — 0.8%
Capri Holdings Ltd. (b)	13,049	575,200
Hanesbrands, Inc. (a)	31,412	567,615
NIKE, Inc. - Class B	111,052	9,753,697
PVH Corp.	6,672	860,621
Ralph Lauren Corp. - Class A	4,685	616,452
Tapestry, Inc. (a)	25,301	816,463
Under Armour, Inc. - Class A (a)(b)	16,450	379,831
Under Armour, Inc. - Class C (a)(b)	16,804	348,179
VF Corp. (a)	28,365	2,677,940
		16,595,998
Auto Manufacturers — 0.5%
Ford Motor Co.	340,931	3,562,729
General Motors Co.	114,492	4,459,463
PACCAR, Inc. (a)	30,568	2,190,809
		10,213,001
Auto Parts&Equipment — 0.1%
Aptiv PLC	22,929	1,965,015
BorgWarner, Inc.	18,196	760,047
		2,725,062

	Shares	Value
Banks — 6.5%
Bank of America Corp.	787,566	$24,083,768
Bank of New York Mellon Corp.	77,054	3,826,502
BB&T Corp. (a)	67,227	3,442,022
Citigroup, Inc.	206,167	14,576,007
Citizens Financial Group, Inc.	40,839	1,478,372
Comerica, Inc.	14,108	1,108,748
Fifth Third BanCorp. (a)	57,094	1,645,449
First Republic Bank (a)	14,264	1,506,564
Goldman Sachs Group, Inc.	29,957	6,168,745
Huntington Bancshares, Inc. (a)	92,499	1,287,586
JPMorgan Chase & Co.	286,839	33,287,666
KeyCorp.	90,189	1,582,817
M&T Bank Corp.	12,311	2,093,732
Morgan Stanley (a)	114,096	5,505,132
Northern Trust Corp. (a)	19,379	1,909,800
PNC Financial Services Group, Inc.	40,152	5,498,013
Regions Financial Corp. (a)	90,140	1,399,874
State Street Corp.	33,100	2,239,546
SunTrust Banks, Inc.	39,244	2,569,697
SVB Financial Group (b)	4,587	1,154,640
US BanCorp.	132,477	7,063,674
Wells Fargo & Co.	358,961	17,377,302
Zions BanCorp. (a)	16,792	828,349
		141,634,005
Beverages — 1.8%
Brown-Forman Corp. - Class B (a)	14,452	770,147
Coca-Cola Co.	337,360	16,550,882
Constellation Brands, Inc. - Class A (a)	14,440	3,056,515
Molson Coors Brewing Co. - Class B (a)	16,427	1,054,449
Monster Beverage Corp. (a)(b)	34,734	2,070,146
PepsiCo, Inc.	123,102	15,763,211
		39,265,350
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (b)	19,507	2,655,488
Amgen, Inc.	54,587	9,788,541
Biogen, Inc. (b)	17,487	4,008,720
Celgene Corp. (b)	61,042	5,778,236
Gilead Sciences, Inc.	112,790	7,335,861
Illumina, Inc. (b)	12,808	3,996,096
Incyte Corp. (b)	15,427	1,184,794
Regeneron Pharmaceuticals, Inc. (b)	6,813	2,337,813
Vertex Pharmaceuticals, Inc. (b)	22,337	3,774,506
		40,860,055
Building Materials — 0.3%
Fortune Brands Home & Security, Inc.	12,389	653,891
Johnson Controls International PLC (a)	80,596	3,022,350

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.7% (Continued)

Building Materials — 0.3% (Continued)
Martin Marietta Materials, Inc.	5,496	$1,219,562
Masco Corp.	26,597	1,038,879
Vulcan Materials Co. (a)	11,488	1,448,752
		7,383,434
Chemicals — 1.8%
Air Products & Chemicals, Inc. (a)	19,240	3,959,400
Albemarle Corp. (a)	9,354	702,111
Celanese Corp. - Class A	11,616	1,253,250
CF Industries Holdings, Inc. (a)	20,082	899,272
DOW, Inc. (b)	65,861	3,736,295
DowDuPont, Inc.	197,684	7,600,950
Eastman Chemical Co.	12,287	969,199
FMC Corp.	11,683	923,658
International Flavors & Fragrances, Inc. (a)	8,784	1,210,347
Linde PLC	48,065	8,664,197
LyondellBasell Industries NV - Class A	27,357	2,413,708
Mosaic Co.	30,956	808,261
PPG Industries, Inc. (a)	20,964	2,463,270
Sherwin-Williams Co. (a)	7,170	3,261,131
		38,865,049
Commercial Services — 2.2%
Automatic Data Processing, Inc. (a)	38,179	6,276,246
Cintas Corp. (a)	7,483	1,624,859
Ecolab, Inc. (a)	22,236	4,093,203
Equifax, Inc. (a)	10,508	1,323,483
FleetCor Technologies, Inc. (b)	7,639	1,993,397
Gartner, Inc. (a)(b)	8,007	1,272,873
Global Payments, Inc.	13,848	2,022,777
H&R Block, Inc. (a)	17,991	489,535
IHS Markit Ltd. (b)	31,340	1,794,528
Moody’s Corp.	14,482	2,847,451
Nielsen Holdings PLC (a)	30,982	790,970
PayPal Holdings, Inc. (b)	102,840	11,597,267
Quanta Services, Inc.	12,735	517,041
Robert Half International, Inc. (a)	10,495	651,635
Rollins, Inc. (a)	12,830	496,136
S&P Global, Inc.	21,787	4,807,519
Total System Services, Inc.	14,568	1,489,432
United Rentals, Inc. (b)	7,073	996,727
Verisk Analytics, Inc.	14,327	2,022,113
		47,107,192
Computers — 5.3%
Accenture PLC - Class A	55,613	10,158,827
Apple, Inc.	392,727	78,808,527
Cognizant Technology Solutions Corp. - Class A	50,560	3,688,858
DXC Technology Co.	24,375	1,602,413

	Shares	Value
Computers — 5.3% (Continued)
Fortinet, Inc. (a)(b)	12,644	$1,181,202
Hewlett Packard Enterprise Co.	123,999	1,960,424
HP, Inc.	137,856	2,750,227
International Business Machines Corp.	77,998	10,940,779
NetApp, Inc. (a)	21,983	1,601,462
Seagate Technology PLC (a)	22,703	1,097,009
Western Digital Corp. (a)	25,273	1,291,956
		115,081,684
Cosmetics/Personal Care — 1.5%
Colgate-Palmolive Co.	75,636	5,505,544
Coty, Inc. - Class A (a)	39,346	425,724
Estee Lauder Cos., Inc. - Class A	19,268	3,310,435
Procter & Gamble Co.	219,298	23,350,851
		32,592,554
Distribution/Wholesale — 0.2%
Copart, Inc. (a)(b)	17,941	1,207,788
Fastenal Co. (a)	25,096	1,770,523
LKQ Corp. (b)	27,829	837,653
WW Grainger, Inc. (a)	4,016	1,132,512
		4,948,476
Diversified Financial Services — 4.3%
Affiliated Managers Group, Inc.	4,544	504,020
Alliance Data Systems Corp.	4,108	657,691
American Express Co.	61,055	7,157,478
Ameriprise Financial, Inc.	12,156	1,784,136
BlackRock, Inc. (a)	10,573	5,130,443
Capital One Financial Corp.	41,268	3,830,908
Cboe Global Markets, Inc.	9,802	995,981
Charles Schwab Corp.	104,802	4,797,836
CME Group, Inc. (a)	31,191	5,580,070
Discover Financial Services	29,279	2,385,946
E*TRADE Financial Corp.	22,159	1,122,575
Franklin Resources, Inc. (a)	25,884	895,328
Intercontinental Exchange, Inc. (a)	49,652	4,039,190
Invesco Ltd. (a)	35,801	786,548
Jefferies Financial Group, Inc. (a)	23,116	475,496
MasterCard, Inc. - Class A	79,129	20,117,757
Nasdaq, Inc.	9,994	921,447
Raymond James Financial, Inc.	11,257	1,030,803
Synchrony Financial	57,715	2,000,979
T Rowe Price Group, Inc.	21,021	2,259,757
Visa, Inc. - Class A (a)	153,050	25,166,011
Western Union Co. (a)	38,558	749,568
		92,389,968
Electric — 3.0%
AES Corp. (a)	57,795	989,450
Alliant Energy Corp.	20,668	976,150
Ameren Corp.	21,293	1,549,492

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.7% (Continued)

Electric — 3.0% (Continued)
American Electric Power Co., Inc.	43,005	$3,679,078
CenterPoint Energy, Inc.	43,731	1,355,661
CMS Energy Corp.	24,696	1,371,863
Consolidated Edison, Inc.	27,204	2,343,897
Dominion Energy, Inc.	70,109	5,459,388
DTE Energy Co.	15,823	1,989,109
Duke Energy Corp.	63,729	5,806,986
Edison International	28,397	1,810,877
Entergy Corp. (a)	15,844	1,535,284
Evergy, Inc. (a)	22,928	1,325,697
Eversource Energy (a)	27,730	1,987,132
Exelon Corp.	84,413	4,300,842
FirstEnergy Corp. (a)	42,464	1,784,762
NextEra Energy, Inc.	41,669	8,102,120
NRG Energy, Inc.	25,231	1,038,760
Pinnacle West Capital Corp.	9,793	932,979
PPL Corp. (a)	62,810	1,960,300
Public Service Enterprise Group, Inc. (a)	44,049	2,627,523
Sempra Energy (a)	23,893	3,057,109
Southern Co.	89,735	4,775,697
WEC Energy Group, Inc. (a)	27,507	2,157,374
Xcel Energy, Inc. (a)	44,892	2,536,398
		65,453,928
Electrical Components & Equipment — 0.3%
AMETEK, Inc.	20,181	1,779,359
Emerson Electric Co.	54,609	3,876,693
		5,656,052
Electronics — 1.3%
Agilent Technologies, Inc.	27,871	2,187,874
Allegion PLC (a)	8,318	825,395
Amphenol Corp. - Class A (a)	26,365	2,624,899
FLIR Systems, Inc.	12,081	639,568
Fortive Corp. (a)	25,607	2,210,908
Garmin Ltd.	10,528	902,671
Honeywell International, Inc.	63,900	11,094,957
Keysight Technologies, Inc. (b)	16,436	1,430,425
Mettler-Toledo International, Inc. (a)(b)	2,276	1,696,212
PerkinElmer, Inc.	9,730	932,523
TE Connectivity Ltd.	29,887	2,858,692
Waters Corp. (a)(b)	6,593	1,407,869
		28,811,993
Engineering&Construction — 0.1%
Fluor Corp. (a)	12,334	490,030
Jacobs Engineering Group, Inc.	10,352	806,835
		1,296,865
Environmental Control — 0.3%
Pentair PLC (a)	13,960	544,300

	Shares	Value
Environmental Control — 0.3% (Continued)
Republic Services, Inc.	18,883	$1,563,890
Waste Management, Inc.	34,172	3,668,023
		5,776,213
Food — 1.2%
Campbell Soup Co.	16,827	651,037
ConAgra Foods, Inc. (a)	42,364	1,303,964
General Mills, Inc.	52,048	2,678,910
Hershey Co. (a)	12,302	1,535,905
Hormel Foods Corp. (a)	23,817	951,251
JM Smucker Co. (a)	9,918	1,216,244
Kellogg Co. (a)	22,170	1,336,851
Kroger Co. (a)	69,636	1,795,216
Lamb Weston Holdings, Inc.	12,767	894,328
McCormick & Co., Inc. (a)	10,719	1,650,404
Mondelez International, Inc. - Class A	126,868	6,451,238
SYSCO Corp.	41,618	2,928,659
The Kraft Heinz Co. (a)	54,250	1,803,270
Tyson Foods, Inc. - Class A	25,698	1,927,607
		27,124,884
Forest Products&Paper — 0.1%
International Paper Co.	35,330	1,653,797

Gas — 0.1%
Atmos Energy Corp.	10,150	1,038,751
NiSource, Inc. (a)	31,683	880,154
		1,918,905
Hand/Machine Tools — 0.1%
Snap-On, Inc. (a)	4,769	802,527
Stanley Black & Decker, Inc.	13,111	1,922,073
		2,724,600
Healthcare-Products — 3.7%
Abbott Laboratories	153,199	12,188,512
ABIOMED, Inc. (b)	3,973	1,102,150
Align Technology, Inc. (b)	6,329	2,054,900
Baxter International, Inc.	41,823	3,191,095
Becton Dickinson and Co.	23,489	5,654,742
Boston Scientific Corp. (a)(b)	120,702	4,480,458
Danaher Corp.	55,085	7,295,457
Dentsply Sirona, Inc. (a)	19,466	995,297
Edwards Lifesciences Corp. (b)	18,254	3,213,982
Henry Schein, Inc. (a)(b)	13,214	846,489
Hologic, Inc. (a)(b)	23,574	1,093,362
IDEXX Laboratories, Inc. (b)	7,457	1,730,024
Intuitive Surgical, Inc. (b)	9,952	5,081,790
Medtronic PLC	117,171	10,405,956
ResMed, Inc. (a)	12,471	1,303,344
Stryker Corp. (a)	27,056	5,111,149
Teleflex, Inc.	4,044	1,157,312
The Cooper Cos., Inc.	4,280	1,240,858

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.7% (Continued)

Healthcare-Products — 3.7% (Continued)
Thermo Fisher Scientific, Inc.	35,146	$9,751,258
Varian Medical Systems, Inc. (b)	8,024	1,092,628
Zimmer Biomet Holdings, Inc.	17,875	2,201,485
		81,192,248
Healthcare-Services — 1.9%
Anthem, Inc.	22,568	5,936,061
Centene Corp. (b)	35,834	1,847,601
DaVita, Inc. (b)	11,047	610,236
HCA Healthcare, Inc.	23,503	2,990,287
Humana, Inc.	11,872	3,032,228
IQVIA Holdings, Inc. (b)	13,325	1,850,842
Laboratory Corp. of American Holdings (b)	8,755	1,400,100
Quest Diagnostics, Inc. (a)	11,789	1,136,224
UnitedHealth Group, Inc.	83,919	19,559,001
Universal Health Services, Inc. - Class B	7,384	936,808
WellCare Health Plans, Inc. (b)	4,343	1,122,014
		40,421,402
Home Builders — 0.2%
DR Horton, Inc.	29,840	1,322,210
Lennar Corp. - Class A (a)	25,506	1,327,077
PulteGroup, Inc.	22,549	709,392
		3,358,679
Home Furnishings — 0.1%
Leggett & Platt, Inc. (a)	11,366	447,366
Whirlpool Corp. (a)	5,578	774,338
		1,221,704
Household Products/Wares — 0.4%
Avery Dennison Corp.	7,492	828,990
Church & Dwight Co., Inc. (a)	21,438	1,606,778
Clorox Co. (a)	11,159	1,782,427
Kimberly-Clark Corp. (a)	30,131	3,868,218
		8,086,413
Housewares — 0.0%
Newell Brands, Inc. (a)	37,208	535,051

Insurance — 4.1%
Aflac, Inc.	66,407	3,345,585
Allstate Corp.	29,992	2,971,008
American International Group, Inc.	77,166	3,670,787
Aon PLC	21,035	3,789,245
Arthur J Gallagher & Co.	15,952	1,333,906
Assurant, Inc.	4,503	427,785
Berkshire Hathaway, Inc. - Class B (b)	170,508	36,950,789
Brighthouse Financial, Inc. (a)(b)	10,281	429,643
Chubb Ltd. (a)	40,106	5,823,391
Cincinnati Financial Corp.	13,133	1,263,132

	Shares	Value
Insurance — 4.1% (Continued)
Everest Re Group Ltd.	3,533	$832,021
Hartford Financial Services Group, Inc.	31,263	1,635,368
Lincoln National Corp.	18,595	1,240,658
Loews Corp. (a)	24,104	1,236,294
Marsh & McLennan Cos., Inc. (a)	43,919	4,141,122
MetLife, Inc.	85,938	3,964,320
Principal Financial Group, Inc. (a)	22,911	1,309,593
Progressive Corp.	50,864	3,975,022
Prudential Financial, Inc. (a)	35,926	3,797,737
Torchmark Corp. (a)	8,884	778,771
Travelers Cos., Inc.	23,035	3,311,281
Unum Group	18,979	700,705
Willis Towers Watson PLC	11,330	2,088,572
		89,016,735
Internet — 9.5%
Alphabet, Inc. - Class A (b)	26,279	31,507,470
Alphabet, Inc. - Class C (b)	26,942	32,020,028
Amazon.com, Inc. (b)	36,206	69,751,583
Booking Holdings, Inc. (b)	3,963	7,351,325
eBay, Inc.	75,367	2,920,471
Expedia Group, Inc. (a)	10,271	1,333,587
F5 Networks, Inc. (a)(b)	5,340	837,846
Facebook, Inc. - Class A (b)	208,735	40,369,349
Netflix, Inc. (b)	38,056	14,101,270
Symantec Corp.	55,721	1,349,006
TripAdvisor, Inc. (a)(b)	8,867	471,991
Twitter, Inc. (b)	63,155	2,520,516
VeriSign, Inc. (b)	9,367	1,849,514
		206,383,956
Iron/Steel — 0.1%
Nucor Corp.	27,307	1,558,410

Leisure Time — 0.2%
Carnival Corp. (a)	34,984	1,919,222
Harley-Davidson, Inc. (a)	14,193	528,405
Norwegian Cruise Line Holdings Ltd. (b)	19,273	1,086,805
Royal Caribbean Cruises Ltd.	15,034	1,818,212
		5,352,644
Lodging — 0.4%
Hilton Worldwide Holdings, Inc. (a)	25,807	2,244,951
Marriott International, Inc. - Class A (a)	24,681	3,366,982
MGM Resorts International (a)	43,784	1,165,968
Wynn Resorts Ltd.	8,528	1,231,869
		8,009,770
Machinery-Constr&Mining — 0.3%
Caterpillar, Inc.	50,481	7,038,061

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.7% (Continued)

Machinery-Diversified — 0.7%
Cummins, Inc.	12,861	$2,138,656
Deere & Co. (a)	28,088	4,652,215
Dover Corp.	12,758	1,250,794
Flowserve Corp. (a)	11,399	558,893
Rockwell Automation, Inc.	10,436	1,885,890
Roper Technologies, Inc. (a)	8,944	3,217,157
Wabtec Corp. (a)	11,619	860,619
Xylem, Inc. (a)	15,657	1,305,794
		15,870,018
Media — 2.5%
CBS Corp. - Class B (a)	29,494	1,512,157
Charter Communications, Inc. - Class A (a)(b)	15,400	5,716,326
Comcast Corp. - Class A	396,053	17,240,187
Discovery, Inc. (a)(b)	31,376	902,374
Discovery, Inc. - Class A (b)	13,738	424,504
DISH Network Corp. - Class A (a)(b)	19,966	701,206
Fox Corp. - Class A (b)	30,453	1,187,362
Fox Corp. - Class B (b)	13,988	538,551
News Corp. (a)	10,869	135,754
News Corp. - Class A (a)	33,646	417,883
Viacom, Inc. - Class B (a)	30,867	892,365
Walt Disney Co.	174,792	23,941,319
		53,609,988
Mining — 0.1%
Freeport-McMoran, Inc. (a)	126,387	1,555,824
Newmont Goldcorp Corp. (a)	46,487	1,443,886
		2,999,710
Miscellaneous Manufactur — 1.4%
3M Co. (a)	50,803	9,627,677
AO Smith Corp. (a)	12,575	661,068
Eaton Corp. PLC	37,775	3,128,525
General Electric Co. (a)	759,061	7,719,650
Illinois Tool Works, Inc. (a)	26,659	4,148,940
Ingersoll-Rand PLC	21,395	2,623,241
Parker-Hannifin Corp. (a)	11,510	2,084,231
Textron, Inc.	21,194	1,123,282
		31,116,614
Office/Business Equip — 0.0%
Xerox Corp.	18,044	601,948

Oil&Gas — 4.3%
Anadarko Petroleum Corp.	43,962	3,202,632
Apache Corp. (a)	33,021	1,086,721
Cabot Oil & Gas Corp.	37,609	973,697
Chevron Corp.	166,685	20,012,201
Cimarex Energy Co.	8,360	573,998
Concho Resources, Inc. (a)	17,395	2,007,035

	Shares	Value
Oil&Gas — 4.3% (Continued)
ConocoPhillips	100,328	$6,332,703
Devon Energy Corp.	40,700	1,308,098
Diamondback Energy, Inc.	13,551	1,441,691
EOG Resources, Inc. (a)	50,625	4,862,531
Exxon Mobil Corp. (a)	371,469	29,821,531
Helmerich & Payne, Inc. (a)	9,566	559,802
HESS Corp. (a)	21,714	1,392,302
HollyFrontier Corp.	13,938	665,261
Marathon Oil Corp.	72,448	1,234,514
Marathon Petroleum Corp.	60,254	3,667,661
Noble Energy, Inc. (a)	41,930	1,134,626
Occidental Petroleum Corp. (a)	65,939	3,882,488
Phillips 66	36,968	3,484,973
Pioneer Natural Resources Co.	14,886	2,477,924
Valero Energy Corp.	36,973	3,351,972
		93,474,361
Oil&Gas Services — 0.5%
Baker Hughes a GE Co. (a)	44,845	1,077,177
Halliburton Co.	76,401	2,164,440
National Oilwell Varco, Inc. (a)	33,508	875,899
Schlumberger Ltd.	120,777	5,154,762
TechnipFMC PLC (a)	37,060	911,306
		10,183,584
Packaging&Containers — 0.2%
Ball Corp. (a)	29,600	1,774,224
Packaging Corp. of America (a)	8,277	820,748
Sealed Air Corp.	13,752	641,118
WestRock Co.	22,187	851,537
		4,087,627
Pharmaceuticals — 5.7%
AbbVie, Inc.	129,360	10,269,890
Allergan PLC	27,662	4,066,314
AmerisourceBergen Corp.	13,745	1,027,576
Bristol-Myers Squibb Co. (a)	142,424	6,612,746
Cardinal Health, Inc. (a)	25,990	1,265,973
Cigna Corp.	33,193	5,272,376
CVS Health Corp.	112,919	6,140,535
Eli Lilly & Co. (a)	80,776	9,454,023
Johnson & Johnson	233,843	33,018,632
McKesson Corp.	17,030	2,030,828
Merck & Co., Inc.	226,723	17,845,367
Mylan NV (b)	45,012	1,214,874
Nektar Therapeutics (a)(b)	15,162	485,487
Perrigo Co PLC (a)	10,960	525,203
Pfizer, Inc.	486,772	19,767,811
Zoetis, Inc.	41,978	4,275,040
		123,272,675
Pipelines — 0.4%
Kinder Morgan, Inc. (a)	165,850	3,295,439
ONEOK, Inc. (a)	35,883	2,437,532

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.7% (Continued)

Pipelines — 0.4% (Continued)
Williams Cos., Inc.	105,650	$2,993,065
		8,726,036
Real Estate — 0.1%
CBRE Group, Inc. - Class A (b)	27,660	1,440,256

Retail — 5.4%
Advance Auto Parts, Inc.	6,258	1,040,831
AutoZone, Inc. (b)	2,289	2,353,802
Best Buy Co., Inc.	20,411	1,518,782
CarMax, Inc. (a)(b)	15,277	1,189,467
Chipotle Mexican Grill, Inc. (b)	2,232	1,535,705
Costco Wholesale Corp.	38,214	9,382,683
Darden Restaurants, Inc. (a)	10,894	1,281,134
Dollar General Corp.	22,885	2,885,570
Dollar Tree, Inc. (b)	20,821	2,316,961
Foot Locker, Inc. (a)	10,004	572,329
Gap, Inc. (a)	18,595	484,958
Genuine Parts Co.	12,790	1,311,487
Home Depot, Inc.	98,583	20,081,357
Kohl’s Corp. (a)	14,365	1,021,351
L Brands, Inc. (a)	19,900	510,236
Lowe’s Cos., Inc.	70,129	7,934,395
Macy’s, Inc. (a)	26,824	631,437
McDonald’s Corp.	67,329	13,302,191
Nordstrom, Inc. (a)	9,920	406,918
O’Reilly Automotive, Inc. (b)	6,999	2,649,611
Ross Stores, Inc. (a)	32,559	3,179,712
Starbucks Corp. (a)	108,301	8,412,822
Target Corp. (a)	45,476	3,520,752
Tiffany & Co. (a)	9,525	1,026,985
TJX Cos., Inc.	107,949	5,924,241
Tractor Supply Co.	10,742	1,111,797
Ulta Salon Cosmetics & Fragrance, Inc. (b)	4,898	1,709,304
Walgreens Boots Alliance, Inc. (a)	70,201	3,760,668
Walmart, Inc. (a)	124,202	12,772,934
Yum! Brands, Inc.	27,186	2,837,947
		116,668,367
Savings&Loans — 0.0%
People’s United Financial, Inc. (a)	32,864	568,219

Semiconductors — 4.0%
Advanced Micro Devices, Inc. (a)(b)	76,737	2,120,243
Analog Devices, Inc.	32,319	3,756,761
Applied Materials, Inc.	83,241	3,668,431
Broadcom, Inc.	34,761	11,067,902
Intel Corp.	394,253	20,122,673
IPG Photonics Corp. (a)(b)	3,079	537,994

	Shares	Value
Semiconductors — 4.0% (Continued)
KLA-Tencor Corp.	14,463	$1,843,743
Lam Research Corp.	13,541	2,808,810
Maxim Integrated Products, Inc. (a)	24,147	1,448,820
Microchip Technology, Inc. (a)	20,711	2,068,822
Micron Technology, Inc. (b)	97,756	4,111,617
NVIDIA Corp.	53,279	9,643,499
Qorvo, Inc. (b)	10,954	828,232
QUALCOMM, Inc. (a)	105,771	9,110,056
Skyworks Solutions, Inc.	15,494	1,366,261
Texas Instruments, Inc. (a)	82,259	9,692,578
Xilinx, Inc.	22,149	2,660,981
		86,857,423
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	3,817	849,588

Software — 7.6%
Activision Blizzard, Inc.	66,539	3,207,845
Adobe Systems, Inc. (b)	42,553	12,308,455
Akamai Technologies, Inc. (a)(b)	14,196	1,136,532
ANSYS, Inc. (b)	7,257	1,420,921
Autodesk, Inc. (a)(b)	19,201	3,421,810
Broadridge Financial Solutions, Inc. (a)	10,142	1,198,075
Cadence Design System, Inc. (b)	24,527	1,701,683
Cerner Corp. (a)(b)	28,672	1,905,254
Citrix Systems, Inc. (a)	11,187	1,129,440
Electronic Arts, Inc. (b)	26,425	2,501,126
Fidelity National Information Services, Inc.	28,523	3,306,671
Fiserv, Inc. (a)(b)	34,760	3,032,462
Intuit, Inc.	22,635	5,682,743
Jack Henry & Associates, Inc. (a)	6,789	1,011,968
Microsoft Corp.	672,704	87,855,142
MSCI, Inc.	7,591	1,710,860
Oracle Corp.	222,291	12,299,361
Paychex, Inc. (a)	27,932	2,354,947
Red Hat, Inc. (b)	15,436	2,817,533
Salesforce.com, Inc. (a)(b)	66,765	11,039,593
Synopsys, Inc. (b)	12,977	1,571,255
Take-Two Interactive Software, Inc. (a)(b)	9,927	961,232
		163,574,908
Telecommunications — 3.2%
Arista Networks, Inc. (b)	4,497	1,404,368
AT&T, Inc. (a)	638,645	19,772,449
CenturyLink, Inc. (a)	83,013	948,009
Cisco Systems, Inc.	385,918	21,592,112
Corning, Inc.	69,735	2,221,060
Juniper Networks, Inc. (a)	30,126	836,599
Motorola Solutions, Inc.	14,245	2,064,243

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.7% (Continued)

Telecommunications — 3.2% (Continued)
Verizon Communications, Inc.	362,306	$20,720,280
		69,559,120
Textiles — 0.0%
Mohawk Industries, Inc. (a)(b)	5,523	752,509

Toys/Games/Hobbies — 0.1%
Hasbro, Inc. (a)	10,115	1,030,314
Mattel, Inc. (a)(b)	30,045	366,248
		1,396,562
Transportation — 1.7%
CH Robinson Worldwide, Inc. (a)	11,976	970,056
CSX Corp. (a)	67,925	5,408,868
Expeditors International of Washington, Inc. (a)	15,125	1,201,228
FedEx Corp. (a)	21,154	4,007,837
JB Hunt Trasport Services, Inc.	7,540	712,379
Kansas City Southern	8,815	1,085,479
Norfolk Southern Corp.	23,795	4,854,656
Union Pacific Corp. (a)	63,387	11,222,034
United Parcel Service, Inc. - Class B (a)	60,660	6,443,305
		35,905,842
Water — 0.1%
American Water Works Co., Inc. (a)	15,723	1,701,071

TOTAL COMMON STOCKS (Cost $1,982,907,479)		2,093,806,977

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 2.9%

Alexandria Real Estate Equities, Inc.	9,453	$1,346,013
American Tower Corp. (a)	38,385	7,496,591
Apartment Investment & Management Co. (a)	13,470	664,872
AvalonBay Communities, Inc.	12,151	2,441,500
Boston Properties, Inc.	13,566	1,866,953
Crown Castle International Corp.	36,266	4,561,537
Digital Realty Trust, Inc. (a)	18,048	2,124,430
Duke Realty Corp.	31,232	971,940
Equinix, Inc.	7,291	3,315,218
Equity Residential	32,190	2,459,960
Essex Property Trust, Inc.	5,747	1,623,528
Extra Space Storage, Inc.	11,074	1,148,263
Federal Realty Investment Trust (a)	6,532	874,308
HCP, Inc. (a)	41,635	1,239,890
Host Hotels & Resorts, Inc. (a)	64,768	1,246,136
Iron Mountain, Inc. (a)	25,034	813,104
Kimco Realty Corp. (a)	36,755	639,169
Macerich Co. (a)	9,323	374,225
Mid-America Apartment Communities, Inc.	9,924	1,085,785
Prologis, Inc.	54,941	4,212,326
Public Storage (a)	13,028	2,881,533
Realty Income Corp. (a)	25,779	1,804,788
Regency Centers Corp.	14,687	986,526
SBA Communications Corp. (a)	9,886	2,014,075
Simon Property Group, Inc. (a)	26,961	4,683,126
SL Green Realty Corp.	7,385	652,391
UDR, Inc.	24,034	1,080,328
Ventas, Inc.	31,093	1,900,093
Vornado Realty Trust	15,167	1,048,646
Welltower, Inc. (a)	32,809	2,445,255
Weyerhaeuser Co. (a)	65,302	1,750,094
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $59,804,878)		61,752,603

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS — 0.3%

Money Market Funds — 0.3%
U.S. Bank Money Market Deposit Account 2.35% (c)	7,600,973	$7,600,973
TOTAL SHORT-TERM INVESTMENTS (Cost $7,600,973)		7,600,973

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 19.0%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	410,548,790	410,548,790
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $410,548,790)		410,548,790
Total Investments (Cost $2,460,862,120) — 118.9%		2,573,709,343
Liabilities in Excess of Other Assets — (18.9)%		(409,719,723)
TOTAL NET ASSETS — 100.0%		$2,163,989,620

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $402,974,069 or 18.6% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 87.8%

Aerospace/Defense — 0.7%
MSA SAFETY, Inc. (a)	15,405	$1,693,163
Teledyne Technologies, Inc. (b)	15,909	3,953,546
		5,646,709
Airlines — 0.3%
JetBlue Airways Corp. (b)	134,695	2,498,592

Apparel — 0.8%
Carter’s, Inc. (a)	20,009	2,119,153
Deckers Outdoor Corp. (b)	12,801	2,025,246
Skechers U.S.A, Inc. - Class A (a)(b)	58,646	1,856,732
		6,001,131
Auto Parts & Equipment — 0.4%
Dana, Inc.	63,001	1,228,519
Goodyear Tire & Rubber Co.	102,033	1,960,054
		3,188,573
Banks — 7.2%
Associated Banc-Corp.	72,219	1,638,649
BancorpSouth Bank	39,859	1,214,902
Bank of Hawaii Corp. (a)	18,112	1,492,067
Bank OZK (a)	53,122	1,734,433
Cathay General Bancorp	33,604	1,236,291
Chemical Financial Corp. (a)	31,412	1,379,929
Commerce Bancshares, Inc. (a)	43,372	2,620,970
Cullen Frost Bankers, Inc. (a)	27,679	2,814,677
East West Bancorp, Inc. (a)	63,696	3,279,070
First Financial Bankshares, Inc. (a)	29,796	1,833,050
First Horizon National Corp.	139,843	2,110,231
FNB Corp. (a)	142,587	1,729,580
Fulton Financial Corp. (a)	74,656	1,287,816
Hancock Whitney Corp.	37,649	1,646,767
Home BancShares, Inc.	68,196	1,308,681
International Bancshares Corp.	23,936	992,626
PacWest Bancorp (a)	53,086	2,099,551
Pinnacle Financial Partners, Inc.	32,025	1,859,692
Prosperity Bancshares, Inc. (a)	29,156	2,147,048
Signature Bank	24,209	3,197,283
Synovus Financial Corp.	69,934	2,577,767
TCF Financial Corp.	72,055	1,594,577
Texas Capital Bancshares, Inc. (b)	22,079	1,429,174
Trustmark Corp. (a)	28,641	1,029,931
UMB Financial Corp. (a)	19,396	1,355,005
Umpqua Holdings Corp.	96,835	1,681,056
United Bankshares, Inc. (a)	44,867	1,760,581
Valley National Bancorp (a)	145,882	1,528,843
Webster Financial Corp. (a)	40,551	2,154,475
Wintrust Financial Corp.	24,827	1,891,817
		54,626,539

	Shares	Value
Beverages — 0.2%
The Boston Beer Co., Inc. (b)	3,828	$1,186,718

Biotechnology — 1.1%
Bio-Rad Laboratories, Inc. - Class A (b)	8,849	2,662,930
Exelixis, Inc. (a)(b)	131,888	2,592,918
Ligand Pharmaceuticals, Inc. (b)	8,982	1,130,385
United Therapeutics Corp. (a)(b)	19,213	1,970,677
		8,356,910
Building Materials — 1.5%
Lennox International, Inc. (a)	15,769	4,280,495
Eagle Materials, Inc.	20,170	1,833,655
MDU Resources Group, Inc.	86,169	2,253,319
Louisiana-Pacific Corp.	59,498	1,490,425
Trex Co, Inc. (a)(b)	25,872	1,792,153
		11,650,047
Chemicals — 2.9%
Ashland Global Holdings, Inc.	27,517	2,215,944
Cabot Corp.	26,154	1,186,868
Ingevity Corp. (b)	18,287	2,103,188
Minerals Technologies, Inc.	15,477	971,491
NewMarket Corp. (a)	3,835	1,609,089
Olin Corp. (a)	72,456	1,571,571
PolyOne Corp.	34,150	943,906
RPM International, Inc.	57,845	3,508,299
Sensient Technologies Corp.	18,588	1,303,391
The Chemours Co. (a)	73,401	2,643,170
Valvoline, Inc.	82,686	1,529,691
Versum Materials, Inc.	47,943	2,501,666
		22,088,274
Commercial Services — 4.5%
Aaron’s, Inc.	29,531	1,644,581
Adtalem Global Education, Inc. (a)(b)	25,394	1,252,432
ASGN, Inc. (b)	23,138	1,458,620
Avis Budget Group, Inc. (b)	27,970	994,334
CoreLogic, Inc. (b)	35,191	1,429,107
Graham Holdings Co. - Class B	1,914	1,422,925
Green Dot Corp. (b)	20,924	1,334,324
HealthEquity, Inc. (a)(b)	23,848	1,615,702
Insperity, Inc	16,368	1,956,958
LiveRamp Holdings, Inc. (a)(b)	29,985	1,749,025
ManpowerGroup, Inc.	26,535	2,548,421
MarketAxess Holdings, Inc. (a)	16,563	4,609,980
SABRE Corp. (a)	121,024	2,512,458
Service Corp. International (a)	79,672	3,315,152
Sotheby’s (a)(b)	14,457	609,796
The Brink’s Co. (a)	21,813	1,743,513
WEX, Inc. (b)	18,937	3,982,451
		34,179,779

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 87.8% (Continued)

Computers — 2.2%
CACI International, Inc. - Class A (b)	10,924	$2,129,524
Leidos Holdings, Inc.	64,224	4,719,179
Lumentum Holdings, Inc. (a)(b)	33,442	2,072,401
MAXIMUS, Inc.	28,035	2,064,778
NCR Corp. (a)(b)	52,266	1,513,101
NetScout Systems, Inc. (b)	30,777	904,844
Perspecta, Inc.	61,795	1,426,229
Science Applications International Corp.	22,361	1,675,957
		16,506,013
Cosmetics/Personal Care — 0.1%
Edgewell Personal Care Co. (a)(b)	23,779	980,408

Distribution/Wholesale — 0.7%
Pool Corp. (a)	17,308	3,180,172
Watsco, Inc. (a)	14,125	2,238,389
		5,418,561
Diversified Financial Services — 2.6%
Eaton Vance Corp. (a)	50,609	2,103,816
Evercore, Inc. (a)	18,018	1,755,494
Federated Investors, Inc. - Class B	42,073	1,292,903
Interactive Brokers Group, Inc.	32,994	1,789,594
Janus Henderson Group PLC (a)	72,498	1,817,525
Legg Mason, Inc.	37,586	1,257,252
LendingTree, Inc. (a)(b)	3,273	1,259,516
Navient Corp. (a)	95,623	1,291,867
SEI Investments Co.	56,729	3,088,894
SLM Corp.	191,947	1,950,181
Stifel Financial Corp.	31,585	1,884,677
		19,491,719
Electric — 1.9%
Allete, Inc.	22,639	1,843,947
Black Hills Corp.	23,729	1,726,522
Hawaiian Electric Industries, Inc. (a)	47,868	1,985,565
IdacorpDACORP, Inc.	22,140	2,192,303
NorthWestern Corp.	22,125	1,545,431
OGE Energy Corp. (a)	87,766	3,716,012
PNM Resources, Inc.	35,002	1,625,493
		14,635,273
Electrical Components & Equipment — 1.7%
Acuity Brands, Inc.	17,533	2,565,604
Belden, Inc. (a)	17,312	961,682
Energizer Holdings, Inc. (a)	27,944	1,338,238
Hubbell, Inc.	23,996	3,061,890
Littelfuse, Inc. (a)	10,856	2,182,599
Universal Display Corp. (a)	18,633	2,973,827
		13,083,840

	Shares	Value
Electronics — 3.7%
Arrow Electronics, Inc. (b)	37,317	$3,153,660
Avnet, Inc. (a)	47,649	2,316,218
Coherent, Inc. (a)(b)	10,693	1,582,671
Gentex Corp.	113,911	2,623,370
Jabil, Inc.	61,871	1,869,123
National Instruments Corp. (a)	49,391	2,326,316
nVent Electric PLC	70,870	1,980,816
Synnex Corp. (a)	18,229	1,966,544
Tech Data Corp. (b)	16,396	1,747,978
Trimble, Inc. (b)	110,519	4,511,386
Vishay Intertechnology, Inc. (a)	58,102	1,151,001
Woodward, Inc.	24,554	2,673,931
		27,903,014
Energy-Alternate Sources — 0.3%
First Solar, Inc. (a)(b)	33,184	2,041,812

Engineering & Construction — 1.1%
AECOM (a)(b)	68,590	2,325,201
EMCOR Group, Inc.	24,608	2,070,517
Granite Construction, Inc.	20,518	921,053
KBR, Inc.	61,966	1,376,885
MasTec, Inc. (b)	27,062	1,370,690
		8,064,346
Entertainment — 1.7%
Churchill Downs, Inc.	15,581	1,571,344
Cinemark Holdings, Inc. (a)	46,806	1,968,192
Eldorado Resorts, Inc. (b)	28,582	1,411,093
International Speedway Corp.	10,446	460,877
Live Nation Entertainment, Inc. (b)	60,769	3,970,647
Marriott Vacations Worldwide Corp. (a)	17,283	1,825,603
Six Flags Entertainment Corp. (a)	31,405	1,667,292
		12,875,048
Environmental Control — 0.5%
Clean Harbors, Inc. (b)	22,332	1,697,232
Stericycle, Inc. (a)(b)	37,466	2,187,640
		3,884,872
Food — 1.9%
Flowers Foods, Inc. (a)	80,629	1,752,874
Hain Celestial Group, Inc. (a)(b)	39,348	858,574
Ingredion, Inc.	29,291	2,775,322
Lancaster Colony Corp.	8,579	1,275,783
Post Holdings, Inc. (b)	29,217	3,295,093
Sprouts Farmers Market, Inc. (b)	54,546	1,168,375
Sanderson Farms, Inc. (a)	8,564	1,298,559
Tootsie Roll Industries, Inc. (a)	8,606	334,189
TreeHouse Foods, Inc. (a)(b)	24,604	1,647,976
		14,406,745

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 87.8% (Continued)

Forest Products & Paper — 0.2%
Domtar Corp.	27,649	$1,352,036

Gas — 1.9%
National Fuel Gas Co. (a)	37,914	2,244,888
New Jersey Resources Corp.	39,007	1,953,471
ONE Gas, Inc.	23,103	2,045,078
Southwest Gas Holdings, Inc.	23,322	1,940,157
Spire, Inc. (a)	22,294	1,876,932
UGI Corp. (a)	76,393	4,164,182
		14,224,708
Hand/Machine Tools — 0.9%
Colfax Corp. (a)(b)	41,769	1,260,171
Kennametal, Inc.	36,133	1,470,613
Lincoln Electric Holdings, Inc.	27,785	2,424,797
Regal Beloit Corp.	18,801	1,599,589
		6,755,170
Healthcare - Products — 3.7%
Bio-Techne Corp.	16,598	3,395,785
Globus Medical, Inc. (a)(b)	33,460	1,508,711
Haemonetics Corp. (b)	22,418	1,956,643
Hill-Rom Holdings, Inc.	29,290	2,970,592
ICU Medical, Inc. (b)	7,298	1,660,295
Integra LifeSciences Holdings Corp. (b)	31,084	1,622,274
LivaNova PLC (b)	21,390	1,473,557
Masimo Corp. (b)	21,499	2,798,095
NuVasive, Inc. (a) (b)	22,690	1,375,014
Patterson Cos., Inc. (a)	36,304	792,879
Steris PLC	37,166	4,868,003
West Pharmaceutical Services, Inc. (a)	32,598	4,035,307
		28,457,155
Healthcare - Services — 2.4%
Acadia Healthcare Co., Inc. (a)(b)	38,870	1,244,617
Amedisys, Inc. (a)(b)	12,800	1,636,096
Catalent, Inc. (a)(b)	63,996	2,868,301
Charles River Laboratories International, Inc. (b)	21,192	2,976,840
Chemed Corp.	7,014	2,292,035
Encompass Health Corp.	43,390	2,796,486
Molina Healthcare, Inc. (b)	27,449	3,558,214
Tenet Healthcare Corp. (b)	36,541	800,248
		18,172,837
Home Builders — 1.3%
KB Home	37,181	963,360
NVR, Inc. (b)	1,494	4,709,805
Thor Industries, Inc. (a)	22,707	1,495,710
Toll Brothers, Inc. (a)	58,958	2,246,300

	Shares	Value
Home Builders — 1.3% (Continued)
TRI Pointe Group, Inc. (b)	62,250	$812,362
		10,227,537
Home Furnishings — 0.2%
Tempur Sealy International, Inc. (a)(b)	20,170	1,238,438

Household Products/Wares — 0.2%
Helen of Troy Ltd. (b)	11,249	1,619,856

Housewares — 0.6%
Scotts Miracle-Gro Co. - Class A (a)	17,269	1,468,210
Toro Co. (a)	46,640	3,411,716
		4,879,926
Insurance — 4.8%
Alleghany Corp. (b)	6,358	4,176,443
American Financial Group, Inc.	31,005	3,209,948
Brown & Brown, Inc. (a)	102,014	3,238,944
CNO Financial Group, Inc.	70,619	1,168,744
First American Financial Corp.	48,982	2,794,913
Genworth Financial, Inc. (b)	220,050	833,989
Hanover Insurance Group, Inc.	17,828	2,150,235
Kemper Corp.	26,746	2,403,930
Mercury General Corp.	11,914	640,735
Old Republic International Corp.	125,066	2,796,476
Primerica, Inc.	18,712	2,437,987
Reinsurance Group of America, Inc.	27,602	4,181,979
RenaissanceRe Holdings Ltd.	18,550	2,881,928
WR Berkley Corp. (a)	63,536	3,894,757
		36,811,008
Internet — 0.2%
Cars.com, Inc. (a)(b)	27,243	566,927
Yelp, Inc. (a)(b)	33,158	1,328,309
		1,895,236
Iron/Steel — 1.0%
Carpenter Technology Corp. (a)	20,818	1,034,030
Commercial Metals Co.	51,691	893,738
Reliance Steel & Aluminum Co.	29,477	2,710,705
Steel Dynamics, Inc.	100,874	3,195,688
		7,834,161
Leisure Time — 0.6%
Brunswick Corp. (a)	38,246	1,958,578
Polaris Industries, Inc.	25,180	2,427,352
		4,385,930
Lodging — 0.8%
Boyd Gaming Corp.	35,109	1,010,437
Caesars Entertainment Corp. (a)(b)	256,194	2,397,976
Wyndham Hotels & Resorts, Inc.	43,012	2,396,629
		5,805,042

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 87.8% (Continued)

Machinery - Construction & Mining — 0.5%
Oshkosh Corp. (a)	30,776	$2,541,790
Terex Corp.	27,221	907,276
		3,449,066
Machinery - Diversified — 2.7%
AGCO Corp. (a)	28,239	1,998,756
Cognex Corp. (a)	75,065	3,785,528
Curtiss-Wright Corp.	18,801	2,142,186
Graco, Inc. (a)	72,633	3,722,441
IDEX Corp.	33,309	5,218,188
Nordson Corp. (a)	22,671	3,308,832
		20,175,931
Media — 1.9%
AMC Networks, Inc. - Class A (a)(b)	19,657	1,148,166
Cable One, Inc	2,176	2,307,713
FactSet Research Systems, Inc. (a)	16,715	4,611,167
Meredith Corp. (a)	17,571	1,036,689
TEGNA, Inc.	94,834	1,509,757
The New York Times Co. (a)	62,401	2,068,593
World Wrestling Entertainment, Inc. (a)	19,220	1,611,597
		14,293,682
Metal Fabricate/Hardware — 0.5%
The Timken Co.	29,967	1,436,918
Worthington Industries, Inc.	17,252	692,323
Valmont Industries, Inc.	9,646	1,300,667
		3,429,908
Mining — 0.4%
Royal Gold, Inc.	28,786	2,506,109
Compass Minerals International, Inc. (a)	14,883	854,135
		3,360,244
Miscellaneous Manufacturing — 2.0%
AptarGroup, Inc. (a)	27,652	3,076,008
Carlisle Cos., Inc.	25,169	3,559,400
Crane Co.	22,323	1,898,571
Donaldson Co., Inc. (a)	56,198	3,008,841
ITT, Inc.	38,406	2,325,483
Trinity Industries, Inc. (a)	58,596	1,263,330
		15,131,633
Office Furnishings — 0.2%
Herman Miller, Inc.	25,885	1,004,856
HNI Corp.	19,114	701,675
		1,706,531
Office/Business Equipment — 0.7%
Pitney Bowes, Inc. (a)	82,720	588,139

	Shares	Value
Office/Business Equipment — 0.7% (Continued)
Zebra Technologies Corp. - Class A (b)	23,672	$4,998,106
		5,586,245
Oil & Gas — 2.7%
Callon Petroleum Co. (a)(b)	100,133	751,999
Chesapeake Energy Corp. (a)(b)	458,901	1,335,402
CNX Resources Corp. (b)	87,155	780,909
Ensco Rowan PLC (a)	86,485	1,208,195
EQT Corp.	111,947	2,289,316
Matador Resources Co. (a)(b)	45,515	896,190
Murphy Oil Corp.	71,482	1,947,170
Murphy USA, Inc. (a)(b)	13,187	1,127,093
Oasis Petroleum, Inc. (a)(b)	118,778	724,546
PBF Energy, Inc. - Class A	52,665	1,768,491
QEP Resources, Inc. (a)(b)	103,867	781,080
Range Resources Corp. (a)	91,239	824,800
SM Energy Co.	45,376	722,840
Southwestern Energy Co. (a)(b)	237,872	939,594
Transocean Ltd. (b)	222,508	1,748,913
WPX Energy, Inc. (b)	173,682	2,412,443
		20,258,981
Oil & Gas Services — 0.8%
Apergy Corp. (b)	33,991	1,349,103
Core Laboratories NV	19,478	1,234,710
McDermott International, Inc. (a)(b)	79,445	642,710
NOW, Inc. (b)	47,654	696,701
Oceaneering International, Inc. (b)	43,431	833,875
Patterson-UTI Energy, Inc.	93,889	1,275,952
		6,033,051
Packaging & Containers — 1.0%
Bemis Co., Inc. (a)	40,058	2,300,131
Greif, Inc.	11,524	455,428
Owens-Illinois, Inc. (a)	67,506	1,333,919
Silgan Holdings, Inc. (a)	33,969	1,017,032
Sonoco Products Co. (a)	43,903	2,768,523
		7,875,033
Pharmaceuticals — 0.5%
Mallinckrodt PLC (a)(b)	36,690	567,227
PRA Health Sciences, Inc. (a)(b)	25,920	2,509,575
Prestige Brands Holdings, Inc. (b)	22,760	669,599
		3,746,401
Pipelines — 0.2%
Equitrans Midstream Corp. (a)	89,382	1,861,827

Real Estate — 0.4%
Jones Lang LaSalle, Inc.	20,050	3,099,129

Retail — 4.9%
American Eagle Outfitters, Inc.	73,657	1,751,563
AutoNation, Inc. (a)(b)	25,324	1,061,835

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 87.8% (Continued)

Retail — 4.9% (Continued)
Bed Bath & Beyond, Inc. (a)	60,412	$1,009,485
Brinker International, Inc. (a)	16,475	704,636
Casey’s General Stores, Inc. (a)	16,089	2,129,379
Cracker Barrel Old Country Store, Inc. (a)	10,560	1,781,894
Dick’s Sporting Goods, Inc. (a)	32,415	1,199,355
Dillard’s, Inc. - Class A (a)	8,115	555,472
Domino’s Pizza, Inc. (a)	18,038	4,880,722
Dunkin’ Brands Group, Inc. (a)	36,315	2,710,189
Five Below, Inc. (a)(b)	24,505	3,587,287
Jack in the Box, Inc. (a)	11,340	874,314
Michaels Cos., Inc. (a)(b)	39,497	443,946
MSC Industrial Direct Co., Inc. (a)	19,836	1,659,281
Nu Skin Enterprises, Inc. - Class A	24,324	1,237,362
Papa John’s International, Inc. (a)	9,890	505,972
Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	22,658	2,167,011
Sally Beauty Holdings, Inc. (a)(b)	52,978	937,711
Signet Jewelers Ltd. (a)	22,809	528,713
Texas Roadhouse, Inc. (a)	29,292	1,582,061
The Cheesecake Factory, Inc. (a)	18,326	909,336
The Wendy’s Co.	79,922	1,487,348
Urban Outfitters, Inc. (a)(b)	33,109	984,331
Williams-Sonoma, Inc. (a)	35,227	2,013,928
World Fuel Services Corp.	29,518	910,630
		37,613,761
Savings & Loans — 0.7%
New York Community Bancorp, Inc. (a)	205,361	2,388,348
Sterling Bancorp (a)	93,471	2,002,149
Washington Federal, Inc. (a)	35,640	1,181,110
		5,571,607
Semiconductors — 2.4%
Cirrus Logic, Inc. (b)	25,991	1,236,652
CREE, Inc. (a)(b)	45,359	2,997,776
Cypress Semiconductor Corp. (a)	159,902	2,747,116
MKS Instruments, Inc.	23,813	2,167,221
Monolithic Power Systems, Inc. (a)	17,348	2,701,257
Silicon Laboratories, Inc. (a)(b)	18,931	2,038,112
Synaptics, Inc. (b)	15,120	569,570
Teradyne, Inc. (a)	76,299	3,738,651
		18,196,355
Software — 4.4%
ACI Worldwide, Inc. (b)	51,040	1,812,941
Allscripts Healthcare Solutions, Inc. (a)(b)	75,290	743,112
Blackbaud, Inc	21,340	1,692,048
CDK Global, Inc. (a)	54,800	3,305,536
CommVault Systems, Inc. (b)	16,938	890,939

	Shares	Value
Software — 4.4% (Continued)
Fair Isaac Corp. (b)	12,775	$3,573,806
J2 Global, Inc. (a)	20,351	1,783,155
Manhattan Associates, Inc. (a)(b)	28,571	1,927,114
Medidata Solutions, Inc. (a)(b)	27,370	2,472,606
PTC, Inc. (a)(b)	46,914	4,244,310
Teradata Corp. (a)(b)	51,548	2,343,887
Tyler Technologies, Inc. (b)	16,826	3,902,118
Ultimate Software Group, Inc. (b)	13,919	4,602,317
		33,293,889
Telecommunications — 1.3%
CIENA Corp. (b)	63,200	2,424,352
InterDigital, Inc.	14,332	937,169
LogMeIn, Inc.	22,337	1,840,569
Plantronics, Inc.	14,394	741,003
Telephone & Data Systems, Inc.	41,202	1,313,520
ViaSat, Inc. (a)(b)	24,985	2,269,138
		9,525,751
Transportation — 2.3%
Genesee & Wyoming, Inc. (b)	24,733	2,192,580
Kirby Corp. (a)(b)	23,679	1,935,048
Knight-Swift Transportation Holdings Inc - Class A (a)	54,737	1,825,479
Landstar System, Inc.	17,630	1,920,965
Old Dominion Freight Line, Inc.	28,527	4,258,511
Ryder System, Inc.	23,338	1,470,294
Werner Enterprises, Inc. (a)	19,204	643,334
XPO Logistics, Inc. (a)(b)	47,980	3,266,478
		17,512,689
Trucking & Leasing — 0.2%
GATX Corp. (a)	16,086	1,240,713

Water — 0.4%
Aqua America, Inc. (a)	78,283	3,057,734

TOTAL COMMON STOCKS (Cost $654,201,811)		668,394,124

EXCHANGE TRADED FUNDS — 3.2%

SPDR S&P MidCap 400 ETF Trust	68,298	24,525,812
TOTAL EXCHANGE TRADED FUNDS (Cost $24,071,365)		24,525,812

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 8.9%

Alexander & Baldwin, Inc.	29,774	$703,262
American Campus Communities, Inc. (a)	60,213	2,842,054
Brixmor Property Group, Inc.	131,226	2,346,321
Camden Property Trust	42,462	4,273,800
CoreSite Realty Corp.	16,133	1,765,112
Corporate Office Properties Trust	48,449	1,350,758
Cousins Properties, Inc. (a)	184,729	1,767,856
CyrusOne, Inc. (a)	47,576	2,649,507
Douglas Emmett, Inc.	71,059	2,926,920
EPR Properties	32,917	2,595,835
First Industrial Realty Trust, Inc.	55,630	1,962,070
Healthcare Realty Trust, Inc.	55,060	1,700,253
Highwoods Properties, Inc.	45,503	2,028,524
Hospitality Properties Trust (a)	72,263	1,878,838
JBG Smith Properties (a)	48,480	2,062,824
Kilroy Realty Corp. (a)	44,366	3,412,189
Lamar Advertising Co. - Class A (a)	37,423	3,093,759
Liberty Property Trust	65,015	3,227,345
Life Storage, Inc. (a)	20,495	1,952,969
Mack-Cali Realty Corp.	39,693	924,053
Medical Properties Trust, Inc. (a)	167,457	2,923,799
National Retail Properties, Inc.	71,018	3,736,967
Omega Healthcare Investors, Inc.	89,742	3,175,969
Pebblebrook Hotel Trust	57,349	1,867,283
PotlatchDeltic Corp. (a)	29,826	1,153,073
Rayonier, Inc.	56,906	1,809,042
Sabra Health Care REIT, Inc. (a)	78,360	1,532,722
Senior Housing Properties Trust	104,465	838,854
Tanger Factory Outlet Centers, Inc. (a)	41,283	745,571
Taubman Centers, Inc. (a)	26,863	1,324,346
Uniti Group, Inc.	78,652	864,385
Urban Edge Properties	50,241	932,975
Weingarten Realty Investors	52,568	1,521,318
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $68,906,878)		67,890,553

	Shares	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Funds — 0.1%
U.S. Bank Money Market Deposit Account 2.35% (c)	388,643	$388,643
TOTAL SHORT-TERM INVESTMENTS (Cost $388,643)		388,643

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 29.0%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	221,030,289	221,030,289
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $221,030,289)		221,030,289
Total Investments (Cost $968,598,986) — 129.0%		982,229,421
Liabilities in Excess of Other Assets — (29.0)%		(220,923,987)
TOTAL NET ASSETS — 100.0%		$761,305,434

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan as of April 30, 2019. The Total value of securities on loan is $214,543,582 or 28.2% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2019

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 99.9%

Airlines — 0.5%
American Airlines Group, Inc. (a)	27,072	$925,321
United Continental Holdings, Inc. (b)	16,040	1,425,314
		2,350,635
Auto Manufacturers — 0.8%
PACCAR, Inc. (a)	20,596	1,476,115
Tesla Motors, Inc. (a)(b)	10,227	2,441,083
		3,917,198
Beverages — 2.5%
Monster Beverage Corp. (a)(b)	32,123	1,914,531
PepsiCo, Inc.	83,094	10,640,186
		12,554,717
Biotechnology — 5.8%
Alexion Pharmaceuticals, Inc. (b)	13,141	1,788,884
Amgen, Inc.	36,810	6,600,769
Biogen, Inc. (b)	11,644	2,669,271
BioMarin Pharmaceutical, Inc. (b)	10,506	898,578
Celgene Corp. (b)	41,537	3,931,892
Gilead Sciences, Inc.	75,464	4,908,179
Illumina, Inc. (b)	8,660	2,701,920
Incyte Corp. (b)	12,541	963,149
Regeneron Pharmaceuticals, Inc. (b)	6,357	2,181,341
Vertex Pharmaceuticals, Inc. (b)	15,059	2,544,670
		29,188,653
Broadcast Service/Program — 0.3%
Fox Corp. - Class A (b)	20,376	794,460
Fox Corp. - Class B (b)	15,397	592,772
		1,387,232
Commercial Services — 2.9%
Automatic Data Processing, Inc. (a)	25,775	4,237,153
Cintas Corp. (a)	6,179	1,341,708
PayPal Holdings, Inc. (a)(b)	69,434	7,830,072
Verisk Analytics, Inc.	9,708	1,370,187
		14,779,120
Computers — 11.2%
Apple, Inc.	251,441	50,456,666
Check Point Software Technologies Ltd. (b)	9,204	1,111,475
Cognizant Technology Solutions Corp. - Class A	34,106	2,488,374
NetApp, Inc. (a)	14,806	1,078,617
Western Digital Corp. (a)	17,077	872,976
		56,008,108
Distribution/Wholesale — 0.2%
Fastenal Co. (a)	16,927	1,194,200

Electric — 0.3%
Xcel Energy, Inc. (a)	30,294	1,711,611

	Shares	Value
Food — 1.3%
Mondelez International, Inc. - Class A	85,659	$4,355,760
The Kraft Heinz Co. (a)	71,887	2,389,524
		6,745,284
Healthcare-Products — 1.3%
Align Technology, Inc. (b)	4,717	1,531,516
Henry Schein, Inc. (a)(b)	8,975	574,938
IDEXX Laboratories, Inc. (b)	5,073	1,176,936
Intuitive Surgical, Inc. (b)	6,764	3,453,901
		6,737,291
Insurance — 0.3%
Willis Towers Watson PLC	7,640	1,408,357

Internet — 28.7%
Alphabet, Inc. - Class A (b)	16,407	19,671,337
Alphabet, Inc. - Class C (b)	18,752	22,286,377
Amazon.com, Inc. (b)	26,190	50,455,559
Baidu, Inc. - ADR (b)	16,531	2,747,948
Booking Holdings, Inc. (b)	2,675	4,962,098
Ctrip.com International Ltd. - ADR (a)(b)	28,695	1,264,015
eBay, Inc.	54,117	2,097,034
Expedia Group, Inc. (a)	8,032	1,042,875
Facebook, Inc. - Class A (b)	128,376	24,827,918
JD.com, Inc. - ADR (a)(b)	54,454	1,648,323
MercadoLibre, Inc. (a)(b)	2,680	1,297,495
Netflix, Inc. (b)	25,837	9,573,642
Symantec Corp.	37,674	912,087
VeriSign, Inc. (b)	7,110	1,403,869
		144,190,577
Lodging — 0.7%
Marriott International, Inc. - Class A (a)	20,098	2,741,769
Wynn Resorts Ltd.	6,408	925,636
		3,667,405
Media — 4.8%
Charter Communications, Inc. - Class A (a)(b)	13,336	4,950,190
Comcast Corp. - Class A	267,101	11,626,907
Liberty Global PLC - Class A (b)	12,038	325,146
Liberty Global PLC - Class C (b)	31,673	828,249
Sirius XM Holdings, Inc. (a)	257,075	1,493,606
Walt Disney Co.	36,282	4,969,500
		24,193,598
Pharmaceuticals — 0.2%
Mylan NV (b)	30,413	820,847

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (Continued)

Retail — 4.4%
Costco Wholesale Corp.	26,073	$6,401,704
Dollar Tree, Inc. (b)	14,040	1,562,371
O’Reilly Automotive, Inc. (b)	4,647	1,759,215
Ross Stores, Inc. (a)	22,004	2,148,911
Starbucks Corp. (a)	73,570	5,714,917
Ulta Salon Cosmetics & Fragrance, Inc. (b)	3,535	1,233,644
Walgreens Boots Alliance, Inc. (a)	55,909	2,995,045
		21,815,807
Retail-Apparel/Shoe — 0.3%
Lululemon Athletica, Inc. (b)	7,227	1,274,481

Semiconductors — 12.1%
Advanced Micro Devices, Inc. (a)(b)	58,939	1,628,485
Analog Devices, Inc.	21,804	2,534,497
Applied Materials, Inc.	56,178	2,475,764
ASML Holding NV - ADR	4,236	884,562
Broadcom, Inc.	23,431	7,460,430
Intel Corp.	266,046	13,578,988
KLA-Tencor Corp.	9,007	1,148,212
Lam Research Corp.	9,124	1,892,591
Maxim Integrated Products, Inc. (a)	16,306	978,360
Microchip Technology, Inc. (a)	13,937	1,392,167
Micron Technology, Inc. (b)	66,783	2,808,893
NVIDIA Corp.	35,948	6,506,588
NXP Semiconductors NV	19,380	2,046,916
QUALCOMM, Inc. (a)	71,449	6,153,902
Skyworks Solutions, Inc.	10,443	920,864
Texas Instruments, Inc. (a)	55,513	6,541,097
Xilinx, Inc.	14,922	1,792,729
		60,745,045
Software — 16.6%
Activision Blizzard, Inc.	44,982	2,168,582
Adobe Systems, Inc. (b)	28,786	8,326,351
Autodesk, Inc. (b)	12,875	2,294,454
Cadence Design System, Inc. (b)	16,637	1,154,275
Cerner Corp. (a)(b)	19,399	1,289,064
Citrix Systems, Inc.	7,924	800,007
Electronic Arts, Inc. (b)	17,809	1,685,622
Fiserv, Inc. (a)(b)	23,162	2,020,653
Intuit, Inc.	15,297	3,840,465
Microsoft Corp.	408,961	53,410,307
NetEase, Inc. - ADR	4,325	1,230,592
Paychex, Inc.	21,163	1,784,252
Synopsys, Inc. (b)	8,769	1,061,750
Take-Two Interactive Software, Inc. (a)(b)	6,708	649,536

	Shares	Value
Software — 16.6% (Continued)
Workday, Inc. - Class A (a)(b)	8,931	$1,836,482
		83,552,392
Telecommunications — 3.6%
Cisco Systems, Inc.	260,404	14,569,604
T-Mobile US, Inc. (b)	50,009	3,650,157
		18,219,761
Toys/Games/Hobbies — 0.2%
Hasbro, Inc. (a)	7,464	760,283

Transportation — 0.9%
CSX Corp. (a)	48,247	3,841,908
JB Hunt Trasport Services, Inc.	6,431	607,601
		4,449,509
TOTAL COMMON STOCKS (Cost $459,487,877)		501,672,111

SHORT-TERM INVESTMENTS — 0.1%

Money Market Funds — 0.1%
U.S. Bank Money Market Deposit Account 2.35% (c)	717,855	717,855
TOTAL SHORT-TERM INVESTMENTS (Cost $717,855)		717,855

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 13.7%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	68,785,935	68,785,935
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $68,785,935)		68,785,935
Total Investments (Cost $528,991,667) — 113.7%		571,175,901
Liabilities in Excess of Other Assets — (13.7)%		(69,002,764)
TOTAL NET ASSETS — 100.0%		$502,173,137

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $67,564,384 or 13.5% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2019

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 96.3%

Advertising — 0.3%
JCDecaux SA	2,895	$94,814
Publicis Groupe SA	8,388	497,496
		592,310
Aerospace/Defense — 3.2%
Airbus Group SE	21,933	2,998,266
Dassault Aviation SA	94	142,226
Leonardo SpA	15,455	178,458
MTU Aero Engines AG	2,058	484,043
Safran SA	11,585	1,687,893
Thales SA	3,993	476,743
		5,967,629
Airlines — 0.2%
Air France-KLM (a)	8,542	98,682
Deutsche Lufthansa AG	9,414	227,225
		325,907
Apparel — 4.9%
adidas AG	7,539	1,937,218
Hermes International	1,231	865,972
Kering	2,960	1,749,613
LVMH Moet Hennessy Louis Vuitton SE	9,912	3,880,508
Moncler SpA	6,832	280,229
Puma SE	326	201,652
		8,915,192
Auto Manufacturers — 3.3%
Bayerische Motoren Werke AG	12,823	1,091,619
Daimler AG	34,344	2,247,279
Ferrari NV	5,007	678,117
Fiat Chrysler Automobiles NV	43,974	677,381
Peugeot SA	21,708	568,764
Renault SA	7,341	500,773
Volkswagen AG	1,272	227,413
		5,991,346
Auto Parts&Equipment — 1.5%
Cie Generale des Etablissements Michelin	7,031	908,073
Continental AG	4,315	713,181
Faurecia	2,927	148,651
Hella GmbH & Co. KGaA	1,777	96,585
Nokian Renkaat OYJ (c)	5,362	179,339
Pirelli & C SPA (a)(b)	17,237	125,820
Plastic Omnium SA	2,205	66,750
Rheinmetall AG	1,712	196,435
Valeo SA	9,498	344,838
		2,779,672

	Shares	Value
Banks — 10.9%
ABN AMRO Group NV (b)	16,530	$388,786
AIB Group PLC	31,332	145,418
Alpha Bank AE (a)	54,903	85,103
Banca Mediolanum SpA	9,716	71,324
Banco Bilbao Vizcaya Argentaria SA - ADR	265,601	1,617,510
Banco BPM SpA (a)	60,552	143,981
Banco de Sabadell SA	224,252	260,577
Banco Santander SA - ADR	636,620	3,176,734
Bank of Ireland Group PLC	36,648	233,885
BANKIA S.A.	48,228	133,339
Bankinter SA	27,348	218,335
BNP Paribas SA	43,168	2,297,406
CaixaBank SA	143,349	456,457
Commerzbank AG (a)	41,544	373,327
Credit Agricole SA	45,467	623,681
Deutsche Bank AG	81,691	675,184
Erste Group Bank AG	11,448	458,392
Eurobank Ergasias SA (a)	72,202	60,332
FinecoBank Banca Fineco SpA	15,686	206,459
ING Groep NV - ADR (c)	154,738	1,974,457
Intesa Sanpaolo SpA	602,982	1,580,530
KBC Groep NV	10,883	805,868
Mediobanca Banca di Credito Finanziario SpA	26,064	276,256
National Bank of Greece SA (a)	21,790	47,755
Natixis SA	33,363	196,381
Nordea Bank Abp (a)	126,820	1,025,279
Raiffeisen Bank International AG	5,159	137,542
Societe Generale SA	28,849	913,119
UniCredit SpA	89,133	1,232,654
Unione di Banche Italiane SpA	40,596	126,581
		19,942,652
Beverages — 3.3%
Anheuser-Busch InBev SA/NV - ADR (c)	30,744	2,734,371
Davide Campari-Milano SpA	22,622	227,976
Heineken Holding NV	4,220	428,589
Heineken NV	9,415	1,016,285
Pernod Ricard SA	8,439	1,470,422
Remy Cointreau SA	990	131,914
		6,009,557
Building Materials — 1.0%
Buzzi Unicem SpA	2,768	61,564
Buzzi Unicem SpA - Savings Shares	1,600	24,370
Cie de Saint-Gobain	19,678	804,265
HeidelbergCement AG	5,937	479,445
Imerys SA	1,454	77,431

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)

Building Materials — 1.0% (Continued)
Kingspan Group PLC (London)	5,836	$306,469
Kingspan Group PLC (Cboe BXE)	129	6,783
Titan Cement Co SA	1,622	35,221
		1,795,548
Chemicals — 5.2%
Air Liquide SA	16,765	2,229,178
Arkema SA	2,872	294,615
Akzo Nobel NV	8,972	761,772
BASF SE - ADR	146,063	2,981,146
Brenntag AG	6,175	332,859
Covestro AG (b)	5,646	308,713
Evonik Industries AG	6,628	197,447
FUCHS PETROLUB SE	1,341	53,395
K&S AG	7,651	155,152
Koninklijke DSM NV	6,995	799,077
LANXESS AG	3,659	211,353
OCI NV (a)	3,838	111,277
Solvay SA - Class A	2,768	332,658
Symrise AG	4,836	464,844
Umicore SA	8,218	317,998
Wacker Chemie AG	599	52,430
		9,603,914
Commercial Services — 1.4%
Adyen NV (a)(b)	241	196,134
ALD SA (b)	3,229	47,444
Atlantia SpA	21,232	579,154
Bureau Veritas SA	10,991	278,356
Edenred	9,479	446,637
Elis SA	7,562	134,857
Randstad Holding NV	4,386	250,494
Wirecard AG	4,563	684,261
		2,617,337
Computers — 1.1%
Atos SE	3,685	379,337
Capgemini SE	6,232	755,601
Gemalto NV (a)	3,296	188,722
Ingenico Group SA	2,481	209,148
Teleperformance	2,283	438,635
		1,971,443
Cosmetics/Personal Care — 3.7%
Beiersdorf AG	3,982	435,189
L’Oreal SA	9,615	2,643,214
Unilever NV	60,416	3,656,483
		6,734,886
Distribution/Wholesale — 0.1%
Rexel SA	12,086	162,397

	Shares	Value
Diversified Financial Services — 0.6%
Amundi SA (b)	2,264	$162,643
Deutsche Boerse AG	6,527	870,432
DWS Group GmbH & Co KGaA (a)(b)	1,379	50,670
GRENKE AG	1,050	111,468
		1,195,213
Electric — 5.2%
A2A SpA	61,657	103,041
E.ON SE	86,615	929,510
EDP - Energias de Portugal SA	90,493	342,959
EDP Renovaveis SA	6,066	60,212
Electricite de France SA	19,848	285,839
Endesa SA	12,652	315,172
Enel SpA	310,497	1,963,809
Engie SA	65,446	969,307
Fortum OYJ	17,226	364,003
Hera SpA	28,677	102,089
Iberdrola SA	244,513	2,220,851
Innogy SE (b)	5,106	237,037
Red Electrica Corp. SA	17,222	357,061
RWE AG	21,317	544,413
Terna Rete Elettrica Nazionale SpA	56,354	337,398
Uniper SE	7,804	236,419
Verbund AG (a)	2,638	130,838
		9,499,958
Electrical Components & Equipment — 1.6%
Legrand SA	10,629	781,099
OSRAM Licht AG	3,523	120,479
Prysmian SpA	10,458	201,634
Schneider Electric SE	20,413	1,727,680
Signify NV (b)	4,292	128,676
		2,959,568
Energy-Alternate Sources — 0.1%
Siemens Gamesa Renewable Energy SA	8,942	160,370

Engineering&Construction — 2.6%
Acciona SA	837	96,976
Ackermans & van Haaren NV	886	142,503
ACS Actividades de Construccion y Servicios SA	9,842	451,819
Aena SME SA (b)	2,546	472,174
Aeroports de Paris	1,130	230,162
Boskalis Westminster	3,194	87,375
Bouygues SA	8,152	306,667
Eiffage SA	3,004	313,682
Ferrovial SA	19,470	479,555
Fomento de Construcciones y Contratas SA (a)	2,860	35,029
Fraport AG Frankfurt Airport Services Worldwide	1,420	117,603
HOCHTIEF AG	797	118,891

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)

Engineering&Construction — 2.6% (Continued)
Mytilineos Holdings SA	4,224	$45,789
Vinci SA	18,543	1,872,228
		4,770,453
Entertainment — 0.0%
OPAP SA	8,511	91,641

Food — 2.7%
Carrefour SA	22,281	434,084
Casino Guichard Perrachon SA	2,188	89,574
Colruyt SA	2,109	152,005
Danone SA - ADR	119,065	1,931,234
Glanbia PLC (London)	7,697	141,840
Glanbia PLC (Dublin)	171	3,144
Jeronimo Martins SGPS SA	9,731	158,476
Kerry Group PLC - Class A	5,820	651,468
Kesko OYJ - Class B	2,705	140,471
Koninklijke Ahold Delhaize NV	43,301	1,042,239
METRO AG	6,729	113,964
Suedzucker AG	3,102	47,665
		4,906,164
Food Service — 0.2%
Sodexo SA	3,451	395,775

Forest Products&Paper — 0.5%
Stora Enso OYJ - Class R	22,362	277,525
UPM-Kymmene OYJ	21,286	599,488
		877,013
Gas — 0.7%
Enagas SA	9,053	257,909
Italgas SpA	19,550	121,916
Naturgy Energy Group SA	12,344	350,557
Rubis SCA	3,396	185,878
Snam SpA	90,543	460,748
		1,377,008
Healthcare-Products — 2.0%
Carl Zeiss Meditec AG	1,463	143,662
DiaSorin SpA	908	88,704
EssilorLuxottica SA	11,568	1,407,757
Koninklijke Philips NV	32,780	1,395,828
QIAGEN NV (a)	8,749	337,859
Sartorius Stedim Biotech	958	130,014
Siemens Healthineers AG (b)	5,212	222,257
		3,726,081
Healthcare-Services — 1.2%
BioMerieux	1,654	131,251
Eurofins Scientific SE	446	204,096
Fresenius Medical Care AG & Co KGaA - ADR	16,933	714,234

	Shares	Value
Healthcare-Services — 1.2% (Continued)
Fresenius SE & Co. KGaA	16,191	$918,527
Orpea	1,789	218,112
		2,186,220
Home Furnishings — 0.2%
Rational AG	133	89,802
SEB SA	1,082	198,056
		287,858
Household Products/Wares — 0.3%
Henkel AG & Co. KGaA	4,046	385,504
Societe BIC SA	1,023	88,178
		473,682
Insurance — 6.7%
Aegon NV	69,973	365,412
Ageas	7,477	394,153
Allianz SE	16,849	4,059,271
ASR Nederland NV	5,309	235,802
Assicurazioni Generali SpA	51,750	1,004,144
AXA SA	76,736	2,043,671
CNP Assurances	6,340	149,615
Hannover Rueck SE	2,396	361,182
Mapfre SA	39,462	118,398
Muenchener Rueckversicherungs-Gesellschaft AG - Class R	5,952	1,488,701
NN Group NV	13,597	592,023
Poste Italiane SpA (b)	18,429	196,572
Sampo OYJ - Class A	19,575	894,902
SCOR SE	6,254	255,048
Talanx AG	1,515	60,527
UnipolSai Assicurazioni SpA	23,126	63,341
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,534	42,669
		12,325,431
Internet — 0.4%
Delivery Hero SE (a)(b)	4,351	200,523
Iliad SA	959	97,559
Rocket Internet SE (a)(b)	2,611	68,820
Scout24 AG (b)	4,300	221,371
United Internet AG	4,616	184,986
		773,259
Investment Companies — 0.5%
Corp. Financiera Alba SA	811	41,752
EXOR NV	4,263	283,824
Groupe Bruxelles Lambert SA	2,916	278,720
Sofina SA	609	125,273
Wendel SA	1,131	156,537
		886,106
Iron/Steel — 0.5%
Acerinox SA	6,895	71,720
ArcelorMittal	24,118	522,839
ThyssenKrupp AG	18,578	261,194

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)

Iron/Steel — 0.5% (Continued)
Voestalpine AG	4,524	$145,272
		1,001,025
Leisure Time — 0.1%
Amer Sports Corp. (a)(c)	4,130	185,289

Lodging — 0.2%
Accor SA	8,059	339,505

Machinery-Diversified — 1.1%
ANDRITZ AG	2,829	134,853
CNH Industrial NV	39,652	429,973
GEA Group AG	6,634	185,423
KION Group AG	2,811	192,449
Kone OYJ - Class B	15,548	852,055
Metso OYJ	4,269	159,014
Zardoya Otis SA	7,085	57,215
		2,010,982
Media — 1.4%
Axel Springer SE	1,779	100,764
Bollore SA	39,072	185,636
Lagardere SCA	4,601	125,194
Mediaset SpA (a)	12,328	40,984
ProSiebenSat.1 Media SE	9,149	144,021
RTL Group SA	1,528	85,862
Telenet Group Holding NV	1,925	102,168
Vivendi SA	38,288	1,110,961
Wolters Kluwer NV	10,631	741,420
		2,637,010
Metal Fabricate/Hardware — 0.1%
Tenaris SA - ADR	9,385	260,340

Miscellaneous Manufacturing — 2.5%
Aalberts Industries NV	3,840	150,744
Alstom SA	6,151	270,440
Knorr-Bremse AG (a)	1,727	187,212
Siemens AG - ADR	60,944	3,656,640
Wartsila OYJ Abp	18,164	289,702
		4,554,738
Oil&Gas — 5.1%
Eni SpA	99,914	1,705,390
Galp Energia SGPS SA	20,544	344,942
Hellenic Petroleum SA	2,318	21,449
Motor Oil Hellas Corinth Refineries SA	2,234	56,979
Neste OYJ	16,599	548,100
OMV AG	5,660	303,130
Repsol SA	48,535	823,633

	Shares	Value
Oil&Gas — 5.1% (Continued)
TOTAL SA - ADR	100,910	$5,617,683
		9,421,306
Oil&Gas Services — 0.3%
Saipem SpA (a)	22,464	113,809
TechnipFMC Plc	18,300	453,816
		567,625
Packaging&Containers — 0.1%
Huhtamaki OYJ	3,703	141,254

Pharmaceuticals — 4.5%
Bayer AG - ADR	149,509	2,510,256
Galapagos NV (a)	1,674	191,605
Grifols SA	13,209	366,530
Ipsen SA	1,369	159,843
Merck KGaA	5,162	549,329
Orion OYJ - Class B	4,067	135,159
Recordati SpA	3,812	153,877
Sanofi - ADR	86,205	3,769,745
UCB SA	4,801	380,815
		8,217,159
Pipelines — 0.1%
Koninklijke Vopak NV	2,644	117,879

Private Equity — 0.1%
Eurazeo SE	1,903	149,302

Real Estate — 1.2%
Aroundtown SA	26,595	215,545
Deutsche Wohnen SE	14,175	637,063
LEG Immobilien AG	2,524	293,709
Vonovia SE	20,707	1,032,818
		2,179,135
Retail — 1.1%
FF Group (a)(d)	1,259	6,778
Fielmann AG	973	69,081
GrandVision NV (b)	1,950	43,874
HUGO BOSS AG	2,563	178,690
Industria de Diseno Textil SA	41,940	1,268,671
JUMBO SA	4,174	75,841
Salvatore Ferragamo SpA	2,679	60,636
Zalando SE (a)(b)	5,467	257,168
		1,960,739
Semiconductors — 2.4%
ASML Holding NV	14,284	2,972,536
Infineon Technologies AG	45,182	1,065,470
STMicroelectronics NV	25,324	465,107
		4,503,113
Software — 4.1%
Amadeus IT Holding SA	16,485	1,311,286
Dassault Systemes SE	5,269	833,568

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 96.3% (Continued)

Software — 4.1% (Continued)
SAP SE - ADR	38,333	$4,939,590
Ubisoft Entertainment SA (a)	3,393	323,629
Worldline SA/France (a)(b)	1,586	99,883
		7,507,956
Telecommunications — 4.5%
1&1 Drillisch AG	1,841	68,636
Cellnex Telecom SA (b)	8,363	257,199
Deutsche Telekom AG	128,941	2,156,874
Elisa OYJ	5,710	242,277
Eutelsat Communications SA	7,390	133,364
Hellenic Telecommunications Organization SA	9,650	133,995
Koninklijke KPN NV	132,075	405,300
Nokia OYJ - ADR	221,332	1,168,633
Orange SA	76,585	1,199,567
Proximus SADP	5,585	156,291
SES SA	14,012	238,410
Telecom Italia SpA (a)	429,699	240,301
Telecom Italia SpA - Savings Shares	240,913	125,620
Telefonica Deutschland Holding AG	26,678	86,655
Telefonica SA - ADR	180,118	1,494,979
Telekom Austria AG	5,463	40,931
VEON Ltd.	23,646	56,491
		8,205,523
Transportation — 0.9%
Deutsche Post AG	38,782	1,344,090
Getlink SE	18,050	290,515
Hapag-Lloyd AG (b)	1,082	33,313
		1,667,918
Water — 0.4%
Suez	14,613	205,285
Veolia Environnement SA	19,882	469,632
		674,917
TOTAL COMMON STOCKS (Cost $167,050,220)		176,604,305

	Shares	Value
PREFERRED STOCKS — 1.8%

Auto Manufacturers — 1.0%
Bayerische Motoren Werke AG	2,203	$162,585
Porsche Automobil Holding SE	6,118	424,345
Volkswagen AG	7,316	1,272,205
		1,859,135
Chemicals — 0.1%
FUCHS PETROLUB SE	2,777	120,788

Electric — 0.0%
RWE AG	1,558	39,755

Electronics — 0.2%
Sartorius AG	1,366	250,041

Household Products/Wares — 0.4%
Henkel AG & Co. KGaA	6,974	705,863

Pharmaceuticals — 0.1%
Grifols SA - Class B	10,448	201,324

TOTAL PREFERRED STOCKS (Cost $3,036,780)		3,176,906

REAL ESTATE INVESTMENT TRUSTS — 1.2%

Covivio	1,764	190,926
Gecina SA	2,086	311,410
ICADE	1,280	109,397
Inmobiliaria Colonial Socimi SA	12,113	130,358
Klepierre	7,976	283,317
Merlin Properties Socimi SA	13,319	181,504
Unibail-Rodamco-Westfield	5,378	924,402
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,045,183)		2,131,314

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS — 0.4%

Money Market Deposit Accounts — 0.4%
U.S. Bank Money Market Deposit Account 2.35% (e)	768,968	$768,968
TOTAL SHORT-TERM INVESTMENTS (Cost $768,968)		768,968

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 3.1%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (e)	5,743,553	5,743,553
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,743,553)		5,743,553
Total Investments (Cost $178,644,704) — 102.8%		188,425,046
Liabilities in Excess of Other Assets — (2.8)%		(5,045,687)
TOTAL NET ASSETS — 100.0%		$183,379,359

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $3,719,077 or 2.03% of net assets.

(c)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $5,591,627 or 3.0% of net assets.
(d)	As of April 30, 2019 the fund has fair valued this security. This security is deemed illiquid according to the Fund’s liquidity guidelines value determined using significant unobservable inputs.
(e)	The rate shown is as of April 30, 2019

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 97.6%

Australia — 7.4%
AGL Energy Ltd.	54,688	$857,018
Alumina Ltd.	423,314	668,450
Aurizon Holdings Ltd.	166,992	560,352
BHP Billiton Ltd. - ADR (a)	85,936	4,550,311
Caltex Australia Ltd.	15,750	302,112
CIMIC Group Ltd.	15,518	553,425
Mirvac Group	241,655	482,104
South32 Ltd.	319,248	751,680
STOCKLAND	229,193	609,118
Telstra Corp. Ltd.	811,645	1,933,932
Wesfarmers Ltd.	114,555	2,908,008
Woodside Petroleum Ltd.	55,846	1,393,256
		15,569,766
Canada — 0.8%
Canadian Natural Resources Ltd. (a)	55,446	1,662,271

Cayman Islands — 3.0%
Chow Tai Fook Jewellery Group Ltd.	1,166,791	1,247,881
Sands China Ltd.	587,252	3,226,413
WH Group Ltd. (b)	856,405	1,015,267
Wynn Macau Ltd.	267,999	768,659
		6,258,220
Finland — 0.7%
Stora Enso OYJ - Class R	38,649	479,655
UPM-Kymmene OYJ	34,425	969,528
		1,449,183
France — 4.8%
Cie Generale des Etablissements Michelin	9,306	1,201,895
Engie SA	189,261	2,803,104
Publicis Groupe SA	12,059	715,225
Renault SA	22,519	1,536,156
Sanofi - ADR	88,518	3,870,892
		10,127,272
Germany — 7.2%
BASF SE	56,335	4,580,323
Bayer AG - ADR	203,546	3,417,537
Continental AG	9,075	1,499,912
Covestro AG (b)	11,571	632,682
Evonik Industries AG	29,985	893,247
Siemens AG	34,996	4,189,723
		15,213,424
Hong Kong — 2.2%
CK Infrastructure Holdings Ltd.	130,710	1,061,369
NWS Holdings Ltd.	248,979	517,331
Power Assets Holdings Ltd.	449,427	3,133,752
		4,712,452

	Shares	Value
Israel — 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	228,977	$156,557

Italy — 3.8%
Atlantia SpA	71,101	1,939,452
Eni SpA	242,237	4,134,640
PRADA SpA	216,717	611,906
Snam SpA	251,243	1,278,505
		7,964,503
Japan — 10.5%
Bridgestone Corp.	34,400	1,360,621
Canon, Inc. - ADR (a)	71,536	1,980,116
ITOCHU Corp.	74,587	1,339,145
Japan Tobacco, Inc.	118,435	2,738,799
KDDI Corp.	111,974	2,553,705
Mitsubishi Chemical Holdings Corp.	78,720	557,637
Mitsui & Co. Ltd.	105,510	1,699,223
NTT DOCOMO, Inc.	169,989	3,678,428
Subaru Corp.	56,828	1,387,859
Sumitomo Chemical Co. Ltd.	82,760	410,104
Sumitomo Corp.	68,724	980,626
Takeda Pharmaceutical Co Ltd. - ADR	92,600	1,692,728
Tokyo Electron Ltd.	11,154	1,766,797
		22,145,788
Jersey — 0.7%
WPP PLC - ADR (a)	24,003	1,495,387

Netherlands Antilles — 1.6%
Schlumberger Ltd.	81,009	3,457,464

Norway — 1.1%
Norsk Hydro ASA	116,704	499,960
Telenor ASA	93,607	1,879,203
		2,379,163
Republic of Korea — 2.2%
Lotte Chemical Corp.	1,707	392,355
Samsung Electronics Co. Ltd.	108,069	4,241,719
		4,634,074
Singapore — 2.0%
Genting Singapore Ltd.	553,322	400,722
Keppel Corp. Ltd.	91,607	455,981
Singapore Technologies Engineering Ltd.	175,217	510,153
Singapore Telecommunications Ltd.	1,202,379	2,802,398
		4,169,254
South Korea — 0.3%
KT&G Corp.	6,184	539,972

Spain — 2.6%
Aena SME SA (b)	7,118	1,320,085

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 97.6% (Continued)

Spain — 2.6% (Continued)
Repsol SA	103,789	$1,761,286
Telefonica SA - ADR	281,851	2,339,363
		5,420,734
Sweden — 0.6%
Telia Co. AB	317,448	1,351,731

Switzerland — 1.1%
ABB Ltd. - ADR (a)	110,248	2,277,724

United Kingdom — 16.1%
Anglo American PLC	81,295	2,100,459
BP PLC - ADR	99,154	4,336,025
British American Tobacco PLC - ADR (a)	114,132	4,473,974
BT Group PLC - ADR (a)	153,320	2,313,599
GlaxoSmithKline PLC - ADR	104,207	4,286,034
Imperial Brands PLC	99,496	3,160,539
International Consolidated Airlines Group SA	94,660	667,053
Rio Tinto PLC - ADR (a)	83,859	4,939,295
Royal Dutch Shell PLC - ADR (a)	63,124	4,096,116
Vodafone Group PLC - ADR	186,433	3,452,739
		33,825,833
United States — 28.8%
AbbVie, Inc.	44,244	3,512,531
Altria Group, Inc. (a)	71,139	3,864,982
AT&T, Inc. (a)	127,846	3,958,112
Chevron Corp.	33,382	4,007,843
Eaton Corp. PLC	19,402	1,606,874
Equinor ASA - ADR (a)	162,511	3,606,119
Exxon Mobil Corp. (a)	49,635	3,984,698
Ford Motor Co.	347,720	3,633,674
General Mills, Inc.	37,790	1,945,051
International Business Machines Corp.	32,341	4,536,472
International Paper Co.	20,805	973,882
Las Vegas Sands Corp. (a)	55,101	3,694,522
LyondellBasell Industries NV - Class A	22,252	1,963,294
Philip Morris International, Inc.	45,583	3,945,665
QUALCOMM, Inc. (a)	65,301	5,624,375
Southern Copper Corp. (a)	36,424	1,399,410
Target Corp. (a)	24,123	1,867,603
Valero Energy Corp.	21,530	1,951,910
Verizon Communications, Inc. (a)	66,822	3,821,550
Western Digital Corp. (a)	16,494	843,173
		60,741,740
TOTAL COMMON STOCKS (Cost $201,136,082)		205,552,512

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 1.4%

Australia — 0.5%
Dexus	60,113	$529,708
Vincinity Centres	312,927	560,319
		1,090,027
United States — 0.9%
Public Storage (a)	8,080	1,787,135
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,765,961)		2,877,162

SHORT-TERM INVESTMENTS — 0.5%

Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account, 2.35% (c)	1,025,631	1,025,631
TOTAL SHORT-TERM INVESTMENTS (Cost $1,025,631)		1,025,631

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 23.6%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	49,602,558	49,602,558
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $49,602,558)		49,602,558
Total Investments (Cost $254,530,232) — 123.1%		259,057,863
Liabilities in Excess of Other Assets — (23.1)%		(48,553,002)
TOTAL NET ASSETS — 100.0%		$210,504,861

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $48,500,145 or 23.0% of net assets.
(b)

Security exempt from registration under Rule 144(b) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $2,968,034 or 1.41% of net assets.

(c)	The rate shown is as of April 30, 2019.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 99.6%

Advertising — 1.0%
Omnicom Group, Inc.	33,593	$2,688,448

Agriculture — 2.0%
Altria Group, Inc.	99,048	5,381,278

Airlines — 1.8%
Southwest Airlines Co.	90,650	4,915,949

Apparel — 1.0%
Capri Holdings Ltd. (b)	28,665	1,263,553
Tapestry, Inc.	43,331	1,398,292
		2,661,845
Auto Parts & Equipment — 1.1%
Allison Transmission Holdings, Inc.	25,292	1,185,183
Lear Corp.	12,191	1,743,313
		2,928,496
Beverages — 1.1%
Molson Coors Brewing Co. - Class B (a)	46,170	2,963,652

Biotechnology — 7.3%
Amgen, Inc.	27,491	4,929,686
Biogen, Inc. (b)	15,573	3,569,955
Celgene Corp. (b)	60,779	5,753,340
Gilead Sciences, Inc.	79,149	5,147,851
		19,400,832
Chemicals — 5.2%
Celanese Corp. - Class A	20,049	2,163,087
CF Industries Holdings, Inc.	43,332	1,940,407
Huntsman Corp.	60,602	1,347,789
LyondellBasell Industries NV - Class A	61,767	5,449,702
Olin Corp.	35,286	765,353
The Chemours Co. (a)	30,550	1,100,105
Westlake Chemical Corp.	17,139	1,195,445
		13,961,888
Commercial Services — 1.2%
H&R Block, Inc.	53,334	1,451,218
ManpowerGroup, Inc.	8,361	802,991
Robert Half International, Inc.	13,124	814,869
		3,069,078
Computers — 10.8%
Apple, Inc.	30,019	6,023,913
Dell Technologies, Inc. (b)	92,723	6,250,457
HP, Inc.	268,063	5,347,857
International Business Machines Corp.	37,329	5,236,139
NetApp, Inc.	31,876	2,322,167

	Shares	Value
Computers — 10.8% (Continued)
Western Digital Corp. (a)	70,109	$3,583,972
		28,764,505
Distribution/Wholesale — 0.2%
WESCO International, Inc. (b)	8,044	460,439

Diversified Financial Services — 1.5%
Alliance Data Systems Corp.	24,849	3,978,325

Electronics — 0.3%
Gentex Corp. (a)	37,960	874,219

Forest Products & Paper — 0.2%
Domtar Corp.	11,818	577,900

Hand/Machine Tools — 0.6%
Regal Beloit Corp.	5,718	486,487
Snap-On, Inc. (a)	7,155	1,204,043
		1,690,530
Home Builders — 3.5%
Lennar Corp. - Class A	69,205	3,600,736
NVR, Inc. (a)(b)	470	1,481,665
PulteGroup, Inc.	87,824	2,762,943
Thor Industries, Inc.	7,688	506,408
Toll Brothers, Inc. (a)	27,336	1,041,502
		9,393,254
Internet — 3.3%
Booking Holdings, Inc. (b)	3,051	5,659,575
F5 Networks, Inc. (b)	7,109	1,115,402
Symantec Corp. (a)	76,753	1,858,190
		8,633,167
Iron/Steel — 1.5%
Nucor Corp.	39,471	2,252,610
Steel Dynamics, Inc.	52,437	1,661,204
		3,913,814
Leisure Time — 0.6%
Harley-Davidson, Inc.	44,236	1,646,906

Lodging — 2.2%
Las Vegas Sands Corp.	86,496	5,799,557

Machinery-Diversified — 1.5%
Cummins, Inc.	17,434	2,899,100
GrafTech International Ltd.	91,185	1,044,068
		3,943,168
Media — 2.8%
AMC Networks, Inc. - Class A (a)(b)	12,842	750,101
Discovery, Inc. - Class A (a)(b)	116,771	3,608,224
Viacom, Inc. - Class B	106,127	3,068,132
		7,426,457

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 99.6% (Continued)

Miscellaneous Manufacturing — 0.2%
Crane Co.	6,058	$515,233

Office/Business Equipment — 0.7%
Xerox Corp.	56,666	1,890,378

Oil & Gas — 6.7%
Chevron Corp.	42,576	5,111,674
ConocoPhillips	75,368	4,757,228
HollyFrontier Corp.	40,347	1,925,762
PBF Energy, Inc. - Class A	26,905	903,470
Phillips 66	53,894	5,080,588
		17,778,722
Oil&Gas Services — 0.1%
RPC, Inc. (a)	23,036	237,040

Packaging & Containers — 0.8%
WestRock Co.	56,332	2,162,022

Pharmaceuticals — 8.1%
AbbVie, Inc.	64,856	5,148,918
Allergan PLC	37,320	5,486,040
AmerisourceBergen Corp.	31,303	2,340,212
Cardinal Health, Inc.	54,498	2,654,598
Jazz Pharmaceuticals PLC (b)	8,030	1,042,053
McKesson Corp.	34,841	4,154,789
Premier, Inc. - Class A (b)	18,968	630,307
		21,456,917
Retail — 8.5%
Best Buy Co., Inc.	30,549	2,273,151
Dick’s Sporting Goods, Inc.	24,177	894,549
Foot Locker, Inc.	13,808	789,956
Kohl’s Corp.	41,208	2,929,889
Macy’s, Inc.	75,634	1,780,424
Nordstrom, Inc.	29,632	1,215,505
Qurate Retail Group, Inc. QVC Group - Class A (b)	104,267	1,777,752
Starbucks Corp. (a)	73,744	5,728,434
Urban Outfitters, Inc. (b)	15,899	472,677
Walgreens Boots Alliance, Inc.	77,956	4,176,103
Williams-Sonoma, Inc. (a)	11,022	630,128
		22,668,568
Semiconductors — 15.7%
Applied Materials, Inc.	113,996	5,023,804
Broadcom, Inc.	19,257	6,131,429
Cypress Semiconductor Corp.	43,709	750,921
KLA-Tencor Corp.	19,011	2,423,522
Lam Research Corp.	27,236	5,649,563

	Shares	Value
Semiconductors — 15.7% (Continued)
Micron Technology, Inc. (b)	126,344	$5,314,029
MKS Instruments, Inc. (a)	7,071	643,532
NXP Semiconductors NV	55,755	5,888,843
ON Semiconductor Corp. (b)	59,175	1,364,575
Qorvo, Inc. (b)	15,905	1,202,577
Skyworks Solutions, Inc.	19,009	1,676,214
Texas Instruments, Inc.	49,201	5,797,354
		41,866,363
Software — 3.3%
Citrix Systems, Inc.	15,331	1,547,818
Nuance Communications, Inc. (a)(b)	39,426	663,539
Oracle Corp.	99,491	5,504,837
Take-Two Interactive Software, Inc. (b)	10,687	1,034,822
		8,751,016
Telecommunications — 4.6%
Cisco Systems, Inc.	102,188	5,717,419
CenturyLink, Inc.	401,290	4,582,732
Juniper Networks, Inc.	44,584	1,238,098
LogMeIn, Inc.	7,017	578,201
		12,116,450
Transportation — 0.2%
Landstar System, Inc. (a)	4,452	485,090

TOTAL COMMON STOCKS (Cost $255,770,275)	253,463,257	265,001,506

REAL ESTATE INVESTMENT TRUSTS — 0.2%

Apple Hospitality REIT, Inc. (a)	33,776	555,615
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $557,986)		555,615

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS — 0.2%

Money Market Funds — 0.2%
U.S. Bank Money Market Deposit Account 2.35% (c)	453,773	$453,773
TOTAL SHORT-TERM INVESTMENTS (Cost $453,773)		453,773

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 8.9%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	23,710,020	23,710,020
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $23,710,020)		23,710,020
Total Investments (Cost $280,492,054) — 108.9%		289,720,914
Liabilities in Excess of Other Assets — (8.9)%		(23,702,797)
TOTAL NET ASSETS — 100.0%		$266,018,117

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $23,102,179 or 8.7% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 99.8%

Aerospace/Defense — 3.8%
Aerojet Rocketdyne Holdings, Inc. (a)(b)	26,926	$911,714
Kaman Corp. (a)	9,689	599,846
National Presto Industries, Inc. (a)	3,677	391,601
		1,903,161
Auto Manufacturers — 0.7%
Wabash National Corp.	24,374	367,560

Auto/Truck Parts&Equipment — 2.4%
Garrett Motion, Inc. (b)	64,419	1,211,077

Biotechnology — 1.9%
Innoviva, Inc. (a)(b)	68,661	963,314

Building Materials — 3.8%
Apogee Enterprises, Inc.	10,187	410,536
Boise Cascade Co.	13,210	365,785
Gibraltar Industries, Inc. (b)	9,251	366,987
Patrick Industries, Inc. (b)	15,704	783,159
		1,926,467
Chemicals — 1.4%
Hawkins, Inc.	3,620	133,614
Rayonier Advanced Materials, Inc. (a)	38,749	575,035
		708,649
Coal — 1.9%
Consol Energy, Inc. (b)	29,088	986,083

Commercial Services — 10.7%
American Public Education, Inc. (b)	4,457	142,624
AMN Healthcare Services, Inc. (a)(b)	17,640	918,338
Cardtronics PLC - Class A (b)	33,259	1,189,342
FTI Consulting, Inc. (b)	11,420	970,472
Heidrick & Struggles International, Inc.	10,134	362,594
Korn/Ferry International	19,014	894,038
LSC Communications, Inc. (a)	58,336	407,769
TrueBlue, Inc. (b)	21,476	518,860
		5,404,037
Computers — 3.1%
Insight Enterprises, Inc. (b)	17,799	1,007,067
TTEC Holdings, Inc.	15,606	568,995
		1,576,062
Distribution/Wholesale — 3.2%
Core-Mark Holding Co, Inc.	21,025	764,259
Fossil Group, Inc. (a)(b)	66,749	872,409
		1,636,668

	Shares	Value
Diversified Financial Services — 2.1%
WageWorks, Inc. (b)	21,788	$1,063,036

Electronics — 2.0%
Advanced Energy Industries, Inc. (b)	11,940	689,654
Control4 Corp. (b)	7,199	125,335
Smart Global Holdings, Inc. (a)(b)	8,862	192,660
		1,007,649
Energy-Alternate Sources — 4.2%
FutureFuel Corp.	18,959	278,508
Renewable Energy Group, Inc. (a)(b)	42,437	1,023,581
REX American Resources Corp. (b)	1,276	107,835
SolarEdge Technologies, Inc. (a)(b)	16,326	723,242
		2,133,166
Environmental Control — 2.1%
Tetra Tech, Inc.	16,248	1,051,570

Food — 1.1%
Cal-Maine Foods, Inc.	13,158	540,925

Forest Products & Paper — 2.2%
Mercer International, Inc.	47,304	669,825
Schweitzer-Mauduit International, Inc.	12,660	450,316
		1,120,141
Healthcare-Services — 2.2%
Medpace Holdings, Inc. (b)	11,512	646,629
Tivity Health, Inc. (a)(b)	21,878	473,002
		1,119,631
Home Builders — 2.3%
Meritage Homes Corp. (b)	22,387	1,145,095

Home Furnishings — 0.4%
Ethan Allen Interiors, Inc.	9,037	199,718

Household Products/Wares — 0.5%
Quanex Building Products Corp.	14,864	248,526

Internet — 3.6%
New Media Investment Group, Inc.	34,377	367,490
Perficient, Inc. (b)	9,766	287,511
QuinStreet, Inc. (a)(b)	12,296	175,464
Stamps.com, Inc. (b)	11,251	965,336
		1,795,801
Iron/Steel — 1.7%
AK Steel Holding Corp. (a)(b)	350,657	848,590

Leisure Time — 0.1%
Nautilus, Inc. (b)	7,696	41,174

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 99.8% (Continued)

Machinery-Diversified — 0.5%
Ichor Holdings Ltd. (a)(b)	10,334	$260,210

Media — 0.7%
Gannett Co., Inc. (a)	37,451	349,418

Miscellaneous Manufacturing — 7.2%
EnPro Industries, Inc.	10,288	764,604
Fabrinet (a)(b)	11,544	698,643
Hillenbrand, Inc.	22,733	977,974
Myers Industries, Inc.	13,009	232,731
Sturm Ruger & Co, Inc.	9,113	510,237
Tredegar Corp.	24,315	438,156
		3,622,345
Oil & Gas Services — 0.8%
ERA Group, Inc. (b)	18,737	180,625
Matrix Service Co. (b)	10,261	201,218
		381,843
Pharmaceuticals — 4.1%
Anika Therapeutics, Inc. (b)	4,206	133,961
Assertio Therapeutics, Inc. (a)(b)	84,930	354,158
Corcept Therapeutics, Inc. (a)(b)	40,670	503,495
Eagle Pharmaceuticals, Inc (b)	4,671	240,136
Lannett Co, Inc. (a)(b)	43,091	331,370
Supernus Pharmaceuticals, Inc. (a)(b)	14,430	530,014
		2,093,134
Retail — 19.8%
Abercrombie & Fitch Co. - Class A (a)	35,693	1,066,864
Barnes & Noble Education, Inc. (b)	50,424	216,823
BJ’s Restaurants, Inc.	6,435	321,171
Caleres, Inc.	17,441	457,477
Chico’s FAS, Inc.	113,435	397,022
Conn’s, Inc. (b)	22,631	585,464
Designer Brands, Inc. (a)	21,311	474,170
Express, Inc. (b)	36,239	133,359
GameStop Corp. - Class A (a)	69,244	598,960
Genesco, Inc. (a)(b)	15,658	701,635
Haverty Furniture Cos, Inc.	8,728	207,901
Hibbett Sports, Inc. (a)(b)	14,747	305,263
MarineMax, Inc. (b)	10,921	188,824
Movado Group, Inc.	9,995	356,322
Office Depot, Inc.	294,139	705,934
PetMed Express, Inc. (a)	6,874	150,197
Red Robin Gourmet Burgers, Inc. (a)(b)	11,731	375,744
Shoe Carnival, Inc. (a)	7,651	272,835
Tailored Brands, Inc.	82,525	672,579
The Buckle, Inc. (a)	22,954	424,190

	Shares	Value
Retail — 19.8% (Continued)
The Cato Corp. - Class A	14,919	$226,172
The Children’s Place, Inc. (a)	4,374	493,475
Vera Bradley, Inc. (b)	15,667	192,391
Vitamin Shoppe, Inc. (a)(b)	38,350	240,838
Zumiez, Inc. (b)	8,329	221,801
		9,987,411
Semiconductors — 4.0%
COHU, Inc.	10,349	153,476
Kulicke & Soffa Industries, Inc.	20,763	483,155
Nanometrics, Inc. (a)(b)	14,134	421,052
Rambus, Inc. (b)	32,773	375,578
Xperi Corp.	23,378	580,943
		2,014,204
Software — 2.1%
Progress Software Corp.	13,371	609,851
TIVO Corp. (a)	58,551	548,623
		1,158,474
Telecommunications — 0.9%
Adtran, Inc.	13,680	234,475
CalAmp Corp. (b)	14,731	215,220
		449,695
Transportation — 2.1%
ArcBest Corp. (a)	25,312	773,535
Echo Global Logistics, Inc. (b)	12,787	293,334
		1,066,869
TOTAL COMMON STOCKS (Cost $48,399,226)		50,381,703

SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 2.35% (c)	109,951	109,951
TOTAL SHORT-TERM INVESTMENTS (Cost $109,951)		109,951

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 27.0%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	13,614,390	$13,614,390
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $13,614,390)
Total Investments (Cost $62,123,567) — 127.0%		64,106,044
Liabilities in Excess of Other Assets — (27.0)%		(13,632,287)
TOTAL NET ASSETS — 100.0%		$50,473,757

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $13,069,315 or 25.9% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 98.9%

Australia — 8.2%
AGL Energy Ltd.	18,147	$284,382
Alumina Ltd.	63,745	100,659
BHP Billiton Ltd. - ADR - (a)	13,891	735,529
BlueScope Steel Ltd.	15,024	142,451
Coles Group Ltd. (b)	29,632	263,411
Newcrest Mining Ltd.	12,595	222,060
Qantas Airways Ltd.	60,915	240,905
South32 Ltd.	128,961	303,643
Wesfarmers Ltd.	18,416	467,495
		2,760,535
Britain — 1.8%
Fiat Chrysler Automobiles NV	39,251	604,627

Canada — 5.9%
Canadian Natural Resources Ltd. - (a)	22,172	664,716
Imperial Oil Ltd.	16,932	492,383
Magna International, Inc.	9,159	509,607
Teck Resources Ltd. (a)	13,229	312,866
		1,979,572
Cayman Islands — 1.9%
WH Group Ltd. (c)	298,321	353,659
Wynn Macau Ltd.	98,505	282,526
		636,185
Denmark — 1.6%
Carlsberg A/S	3,021	390,225
Pandora A/S	3,867	162,202
		552,427
Finland — 1.5%
Stora Enso OYJ - Class R	15,114	187,573
UPM-Kymmene OYJ	11,501	323,908
		511,481
France — 6.4%
Atos SE	2,215	228,014
Casino Guichard Perrachon SA	9,050	370,494
Faurecia	3,055	155,152
Peugeot SA	30,151	789,977
Publicis Groupe SA	7,815	463,511
Ubisoft Entertainment SA (b)	1,724	164,437
		2,171,585
Germany — 4.8%
Continental AG	3,281	542,283
Covestro AG (c)	10,161	555,585
Deutsche Lufthansa AG	8,260	199,371
ProSiebenSat.1 Media SE	20,357	320,454
		1,617,693
Hong Kong — 1.5%
Galaxy Entertainment Group Ltd.	65,571	490,228

	Shares	Value
Ireland — 0.3%
Paddy Power Betfair PLC	1,161	$98,225

Italy — 1.9%
Eni SpA	38,272	653,248

Japan — 24.7%
Advantest Corp.	3,345	94,289
Astellas Pharma, Inc.	37,460	507,448
Bridgestone Corp.	10,862	429,624
Dentsu, Inc.	5,098	207,545
Disco Corp.	624	106,880
Fuji Electric Co Ltd.	2,957	104,190
Fujifilm Holdings Corp.	8,041	374,205
Japan Airlines Co Ltd.	4,273	143,041
Kajima Corp.	16,334	241,209
Mazda Motor Corp.	16,315	192,669
Mitsubishi Chemical Holdings Corp.	55,438	392,712
Mitsubishi Heavy Industries Ltd.	9,866	409,271
Nexon Co. Ltd. (b)	17,472	250,328
Nikon Corp.	15,679	218,165
Nippon Telegraph & Telephone Corp.	15,078	624,804
Nitto Denko Corp.	2,492	134,001
NTT DOCOMO, Inc.	26,858	581,186
Renesas Electronics Corp. (b)	32,694	174,043
SMC Corp.	837	346,086
Sojitz Corp.	74,968	257,756
Sony Corp. - ADR (a)	11,369	572,656
Square Enix Holdings Co. Ltd.	1,583	54,427
Subaru Corp. .	6,530	159,476
SUMCO Corp.	5,629	73,776
Sumitomo Chemical Co. Ltd.	57,049	282,697
Suzuki Motor Corp.	8,158	370,935
Taisei Corp.	9,538	417,413
Tokyo Electron Ltd.	2,262	358,301
Tosoh Corp.	11,710	187,642
Yamada Denki Co Ltd. .	21,911	103,659
		8,370,434
Jersey — 1.1%
WPP PLC - ADR	5,713	355,920

Netherlands — 2.3%
Koninklijke Ahold Delhaize NV	24,483	589,297
Randstad Holding NV	3,258	186,071
		775,368
Norway — 2.5%
Aker BP ASA	9,084	299,555
Telenor ASA	28,042	562,956
		862,511

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 98.9% (Continued)

Republic of Korea — 9.2%
GS Engineering & Construction Corp.	2,905	$100,966
Hyundai Engineering & Construction Co. Ltd.	3,065	137,750
Hyundai Mobis Co. Ltd.	2,253	448,421
Kia Motors Corp.	12,093	468,440
POSCO - ADR	10,807	596,222
Samsung Electronics Co. Ltd.	16,826	660,422
SK Hynix, Inc.	10,314	697,518
		3,109,739
Singapore — 1.4%
Genting Sing Ltd.	644,799	466,971

South Korea — 0.5%
KT&G Corp.	2,058	179,700

Spain — 0.9%
Enagas SA	10,927	311,297

Sweden — 2.3%
Boliden AB	7,985	237,100
Sandvik AB	19,495	360,560
SKF AB	9,959	184,297
		781,957
Switzerland — 0.8%
Adecco Group AG	3,243	186,251
Logitech International SA	2,405	94,033
		280,284
United Kingdom — 15.7%
Anglo American PLC	29,997	775,047
Antofagasta PLC	19,474	230,579
Barratt Developments PLC	28,795	225,968
Berkeley Group Holdings PLC	5,102	249,887
Burberry Group PLC	6,298	165,648
Imperial Brands PLC (a)	21,430	680,735
International Consolidated Airlines Group SA	54,580	384,616
ITV PLC	83,724	149,189
J Sainsbury PLC	55,293	160,427
Marks & Spencer Group PLC	45,960	171,346
Pearson PLC	18,177	196,781
Persimmon PLC	10,167	296,444
Rio Tinto PLC - ADR (a)	13,029	767,408
Royal Mail PLC	26,104	86,052
Taylor Wimpey PLC	104,913	248,168
Tesco PLC	166,073	540,966
		5,329,261

	Shares	Value
United States — 1.7%
Thomson Reuters Corp. (a)	9,358	$578,699

TOTAL COMMON STOCKS (Cost $33,857,618)		33,477,947

SHORT-TERM INVESTMENTS — 0.5%

Money Market Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account 2.35% (d)	159,911	159,911
TOTAL SHORT-TERM INVESTMENTS (Cost $159,911)		159,911

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 9.2%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (d)	3,114,587	3,114,587
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,114,587)		3,114,587
Total Investments (Cost $37,132,116) — 108.6%		36,752,445
Liabilities in Excess of Other Assets — (8.6)%		(2,908,069)
TOTAL NET ASSETS — 100.0%		$33,844,376

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $3,036,508 or 9.0% of net assets.
(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144(a) of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of those securities total $909,224 or 2.69% of net assets.

(d)	The rate shown is as of April 30, 2019.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 81.0%

Agricultural — 2.9%
Altria Group, Inc.	23,139	$1,257,142
Archer-Daniels-Midland Co.	6,914	308,364
Philip Morris International, Inc.	19,190	1,661,086
		3,226,592
Beverages — 5.0%
Brown-Forman Corp. - Class B (a)	2,088	111,269
Coca-Cola Co.	47,499	2,330,301
Constellation Brands, Inc. - Class A	2,086	441,544
Molson Coors Brewing Co. - Class B	2,352	150,975
Monster Beverage Corp. (b)	4,827	287,689
PepsiCo, Inc.	17,340	2,220,387
		5,542,165
Commercial Services — 2.2%
Automatic Data Processing, Inc.	1,864	306,423
FleetCor Technologies, Inc. (b)	367	95,769
Gartner, Inc. (b)	384	61,044
Global Payments, Inc. (a)	674	98,451
PayPal Holdings, Inc. (b)	15,956	1,799,358
Total System Services, Inc.	696	71,159
		2,432,204
Computers — 5.1%
Accenture PLC - Class A	2,728	498,324
Apple, Inc.	19,207	3,854,269
Cognizant Technology Solutions Corp. - Class A	2,461	179,555
DXC Technology Co.	1,148	75,469
Fortinet, Inc. (a)(b)	621	58,014
Hewlett Packard Enterprise Co. (a)	5,892	93,152
HP, Inc.	6,562	130,912
International Business Machines Corp.	3,808	534,148
NetApp, Inc.	1,057	77,002
Seagate Technology PLC	1,097	53,007
Western Digital Corp.	1,244	63,593
		5,617,445
Cosmetics/Personal Care — 4.2%
Colgate-Palmolive Co.	10,637	774,267
Coty, Inc. - Class A	5,662	61,263
Estee Lauder Cos., Inc. - Class A	2,694	462,856
Procter & Gamble Co.	30,945	3,295,024
		4,593,410
Diversified Financial Services — 3.1%
Alliance Data Systems Corp.	195	31,219
Blucora, Inc. (b)	6,460	226,100
E*TRADE Financial Corp.	9,536	483,094
MasterCard, Inc. - Class A	3,774	959,502
TD Ameritrade Holding Corp.	9,176	482,474
Visa, Inc. - Class A	7,489	1,231,416

	Shares	Value
Diversified Financial Services — 3.1% (Continued)
Western Union Co.	1,865	$36,256
		3,450,061
Electric — 18.2%
AES Corp.	17,675	302,596
Alliant Energy Corp.	6,300	297,549
Ameren Corp.	6,529	475,115
American Electric Power Co., Inc.	13,164	1,126,180
CenterPoint Energy, Inc. (a)	13,375	414,625
CMS Energy Corp.	7,563	420,125
Consolidated Edison, Inc.	8,626	743,216
Dominion Energy, Inc. (a)	21,421	1,668,053
DTE Energy Co.	4,855	610,322
Duke Energy Corp.	19,402	1,767,910
Edison International	8,695	554,480
Entergy Corp. (a)	5,015	485,954
Evergy, Inc.	6,740	389,707
Eversource Energy	8,459	606,172
Exelon Corp.	25,879	1,318,535
FirstEnergy Corp. (a)	13,452	565,388
NextEra Energy, Inc.	12,761	2,481,249
NRG Energy, Inc.	7,499	308,734
Pinnacle West Capital Corp.	2,993	285,143
PPL Corp.	19,239	600,449
Public Service Enterprise Group, Inc.	13,489	804,619
Sempra Energy (a)	7,313	935,698
Southern Co.	27,609	1,469,351
WEC Energy Group, Inc. (a)	8,418	660,224
Xcel Energy, Inc.	13,723	775,350
		20,066,744
Electronics — 0.3%
Amphenol Corp. - Class A	1,275	126,939
FLIR Systems, Inc.	580	30,705
Keysight Technologies, Inc. (b)	803	69,885
TE Connectivity Ltd.	1,450	138,693
		366,222
Food — 3.5%
Campbell Soup Co.	2,418	93,552
ConAgra Foods, Inc.	6,101	187,789
General Mills, Inc.	7,367	379,180
Hershey Co.	1,763	220,111
Hormel Foods Corp.	3,427	136,875
JM Smucker Co.	1,432	175,606
Kellogg Co.	3,186	192,116
Kroger Co.	10,032	258,625
Lamb Weston Holdings, Inc.	1,840	128,892
McCormick & Co., Inc. (a)	1,532	235,882
Mondelez International, Inc. - Class A	17,827	906,503
Sysco Corp.	5,831	410,327
The Kraft Heinz Co.	7,817	259,837

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 81.0% (Continued)

Food — 3.5% (Continued)
Tyson Foods, Inc. - Class A	3,711	$278,362
		3,863,657
Gas — 0.6%
Atmos Energy Corp.	3,119	319,199
NiSource, Inc.	10,057	279,383
		598,582
Household Products/Wares — 1.0%
Church & Dwight Co., Inc.	3,097	232,120
Clorox Co.	1,607	256,686
Kimberly-Clark Corp.	4,252	545,872
		1,034,678
Internet — 12.3%
Alphabet, Inc. - Class A (b)	890	1,067,075
Alphabet, Inc. - Class C (b)	914	1,086,271
Amazon.com, Inc. (b)	1,245	2,398,517
Cogent Communications Holdings, Inc.	4,390	242,460
eBay, Inc.	19,131	741,326
Endurance International Group Holdings, Inc. (b)	17,867	98,805
Etsy, Inc. (b)	5,670	382,952
Expedia Group, Inc.	4,045	525,203
F5 Networks, Inc. (b)	254	39,853
Facebook, Inc. - Class A (b)	9,798	1,894,933
GoDaddy, Inc. - Class A (b)	6,395	521,193
Groupon, Inc. (b)	53,716	189,080
GrubHub, Inc. (b)	4,762	318,054
Netflix, Inc. (b)	3,367	1,247,608
OKTA, Inc. (b)	4,363	453,883
SNAP, Inc. (b)	37,795	421,036
Symantec Corp. (a)	2,735	66,214
TripAdvisor, Inc. (b)	6,330	336,946
Twitter, Inc. (b)	19,809	790,577
VeriSign, Inc. (b)	3,633	717,336
		13,539,322
Office/Business Equipment — 0.0%
Xerox Corp.	855	28,523

Real Estate — 0.4%
CBRE Group, Inc. - Class A (b)	9,047	471,077

Retail — 3.4%
Costco Wholesale Corp.	5,438	1,335,192
Walgreens Boots Alliance, Inc.	9,899	530,290
Walmart, Inc.	17,573	1,807,207
		3,672,689

	Shares	Value
Semiconductors — 3.9%
Advanced Micro Devices, Inc. (b)	3,770	$104,165
Analog Devices, Inc.	1,576	183,194
Applied Materials, Inc.	4,062	179,012
Broadcom, Inc.	1,695	539,688
Intel Corp.	19,242	982,112
IPG Photonics Corp. (b)	152	26,559
KLA-Tencor Corp.	707	90,128
Lam Research Corp.	653	135,452
Maxim Integrated Products, Inc.	1,170	70,200
Microchip Technology, Inc.	1,014	101,289
Micron Technology, Inc. (b)	4,797	201,762
NVIDIA Corp.	2,593	469,333
Qorvo, Inc. (b)	525	39,695
QUALCOMM, Inc. (a)	5,179	446,067
Skyworks Solutions, Inc.	745	65,694
Texas Instruments, Inc.	4,016	473,205
Xilinx, Inc.	1,083	130,112
		4,237,667
Software — 11.4%
2U, Inc. (b)	4,181	252,950
Adobe Systems, Inc. (b)	2,087	603,665
Akamai Technologies, Inc. (b)	7,092	567,785
ANSYS, Inc. (b)	358	70,096
Autodesk, Inc. (b)	937	166,983
BOX, Inc. (b)	12,819	264,328
Broadridge Financial Solutions, Inc. (a)	495	58,475
Cadence Design System, Inc. (b)	1,200	83,256
Citrix Systems, Inc.	5,164	521,357
Cornerstone OnDemand, Inc. (b)	4,613	252,100
DocuSign, Inc. (b)	3,151	178,567
Dropbox, Inc. (b)	9,537	232,512
Ebix, Inc.	3,189	160,981
Fidelity National Information Services, Inc.	1,382	160,215
Fiserv, Inc. (b)	1,676	146,214
HubSpot, Inc. (a)(b)	2,143	395,362
Intuit, Inc.	1,109	278,425
j2 Global, Inc.	3,340	292,651
Jack Henry & Associates, Inc.	330	49,190
Microsoft Corp.	32,896	4,296,218
New Relic, Inc. (b)	3,012	316,983
Oracle Corp.	10,903	603,263
Paychex, Inc.	1,367	115,252
Red Hat, Inc. (b)	756	137,993
Salesforce.com, Inc. (b)	10,159	1,679,791
Synopsys, Inc. (b)	640	77,491
Veeva Systems, Inc. - Class A (b)	4,403	615,848
		12,577,951

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 81.0% (Continued)

Telecommunications — 3.0%
8x8, Inc. (b)	10,798	$258,288
Arista Networks, Inc. (b)	2,050	640,195
Cisco Systems, Inc.	18,835	1,053,818
Corning, Inc.	3,366	107,207
Juniper Networks, Inc.	17,055	473,617
LogMeIn, Inc.	3,591	295,898
Motorola Solutions, Inc.	701	101,582
NETGEAR, Inc. (b)	4,647	144,196
Vonage Holdings Corp. (b)	22,401	217,738
		3,292,539
Water — 0.5%
American Water Works Co., Inc.	4,824	521,909

TOTAL COMMON STOCKS (Cost $84,635,644)		89,133,437

REAL ESTATE INVESTMENT TRUSTS — 18.8%

Alexandria Real Estate Equities, Inc.	3,283	467,466
American Tower Corp.	12,874	2,514,292
Apartment Investment & Management Co.	4,540	224,094
AvalonBay Communities, Inc.	4,034	810,552
Boston Properties, Inc. (a)	4,500	619,290
Crown Castle International Corp.	12,103	1,522,315
Digital Realty Trust, Inc.	6,052	712,381
Duke Realty Corp. (a)	10,462	325,577
Equinix, Inc.	2,426	1,103,102
Equity Residential	10,774	823,349
Essex Property Trust, Inc.	1,913	540,422
Extra Space Storage, Inc.	3,707	384,379
Federal Realty Investment Trust	2,166	289,919
HCP, Inc.	13,914	414,359
Host Hotels & Resorts, Inc.	21,565	414,911
Iron Mountain, Inc.	8,340	270,883
Kimco Realty Corp.	12,272	213,410
Macerich Co.	3,187	127,926
Mid-America Apartment Communities, Inc.	3,317	362,913
Prologis, Inc.	18,358	1,407,508
Public Storage	4,370	966,557
Realty Income Corp.	8,883	621,899
Regency Centers Corp.	4,878	327,655
SBA Communications Corp. (b)	3,279	668,031
Simon Property Group, Inc.	8,998	1,562,953
SL Green Realty Corp.	2,437	215,285
UDR, Inc.	8,027	360,814
Ventas, Inc.	10,373	633,894
Vornado Realty Trust	5,050	349,157

	Shares	Value
Welltower, Inc.	11,301	$842,263
Weyerhaeuser Co.	21,741	582,659
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $19,936,661)		20,680,215

SHORT-TERM INVESTMENTS — 0.2%

Money Market Funds — 0.2%
U.S. Bank Money Market Deposit Account, 2.35% (c)	242,111	242,111
TOTAL SHORT-TERM INVESTMENTS (Cost $242,111)		242,111

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4.9%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	5,378,550	5,378,550
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $5,378,550)		5,378,550
Total Investments (Cost $110,192,966) — 104.9%		115,434,313
Liabilities in Excess of Other Assets — (4.9)%		(5,356,199)
TOTAL NET ASSETS — 100.0%		$110,078,114

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $5,344,012 or 4.9% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is as of April 30, 2019

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 99.5%

Aerospace/Defense — 4.7%
Boeing Co.	177	$66,851
Lockheed Martin Corp.	204	67,999
		134,850
Auto Manufacturers — 2.2%
General Motors Co.	1,618	63,021

Banks — 9.1%
Bank of America Corp.	2,163	66,144
Citigroup, Inc.	948	67,024
JPMorgan Chase & Co.	586	68,005
US Bancorp	1,153	61,478
		262,651
Commercial Services — 5.1%
Booz Allen Hamilton Holding Corp.	1,219	72,275
United Rentals, Inc. (a)	533	75,110
		147,385
Computers — 11.8%
Accenture PLC - Class A	379	69,232
CACI International, Inc. - Class A (a)	351	68,424
DXC Technology Co.	971	63,833
Leidos Holdings, Inc.	975	71,643
Perspecta, Inc.	2,909	67,140
		340,272
Diversified Financial Services — 4.4%
Capital One Financial Corp.	729	67,673
Charles Schwab Corp.	1,271	58,186
		125,859
Electric — 9.3%
Dominion Energy, Inc.	824	64,165
Exelon Corp.	1,324	67,458
Southern Co.	1,298	69,079
Xcel Energy, Inc.	1,171	66,162
		266,864
Environmental Control — 2.4%
Waste Management, Inc.	655	70,308

Food — 2.0%
Hormel Foods Corp.	1,440	57,514

Healthcare-Services — 3.9%
DaVita, Inc. (a)	1,048	57,892
Humana, Inc.	210	53,636
		111,528
Insurance — 9.6%
Marsh & McLennan Cos., Inc.	692	65,249
Progressive Corp.	924	72,211
Prudential Financial, Inc.	655	69,240

	Shares	Value
Insurance — 9.6% (Continued)
Travelers Cos., Inc.	474	$68,137
		274,837
Internet — 5.0%
Amazon.com, Inc. (a)	38	73,208
CDW Corp.	663	70,013
		143,221
Lodgings — 2.4%
Hilton Worldwide Holdings, Inc.	813	70,723

Media — 2.4%
Comcast Corp. - Class A	1,574	68,516

Miscellaneous Manufacturing — 4.5%
Eaton Corp. PLC	798	66,090
General Electric Co.	6,152	62,566
		128,656
Pharmaceuticals — 2.1%
Merck & Co., Inc.	774	60,922

Retail — 4.7%
Home Depot, Inc.	341	69,462
Walmart, Inc.	629	64,686
		134,148
Software — 5.1%
First Data Corp. - Class A (a)	2,869	74,192
ManTech International Corp. VA - Class A	1,151	71,350
		145,542
Telecommunications — 4.2%
AT&T, Inc.	1,953	60,465
Verizon Communications, Inc.	1,075	61,479
		121,944
Transportation — 4.6%
Union Pacific Corp.	399	70,639
Werner Enterprises, Inc.	1,814	60,769
		131,408
TOTAL COMMON STOCKS (Cost $2,546,092)		2,860,169

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
SHORT-TERM INVESTMENTS — 0.4%

Money Market Deposit Accounts — 0.4%
U.S. Bank Money Market Deposit Account 2.35% (b)	10,796	$10,796
TOTAL SHORT-TERM INVESTMENTS (Cost $10,796)		10,796
Total Investments (Cost $2,556,888) — 99.9%		2,870,965
Other Assets in Excess of Liabilities — 0.1% (b)		1,592
TOTAL NET ASSETS — 100.0%		$2,872,557

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Retail Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 99.7%

Regional Malls — 27.0%
Brookfield Property REIT, Inc. - Class A	1,584	$32,995
CBL & Associates Properties, Inc.	2,470	2,495
Macerich Co.	1,288	51,700
Pennsylvania Real Estate Investment Trust	829	4,991
Simon Property Group, Inc.	1,123	195,065
Tanger Factory Outlet Centers, Inc.	1,260	22,756
Taubman Centers, Inc.	883	43,532
Washington Prime Group, Inc.	2,639	11,743
Whitestone REIT	509	6,530
		371,807
Shopping Centers — 44.3%
Acadia Realty Trust	1,099	31,036
Alexander’s, Inc.	55	20,880
Brixmor Property Group, Inc.	3,851	68,856
Cedar Realty Trust, Inc.	687	2,109
Federal Realty Investment Trust	460	61,571
Kimco Realty Corp.	3,951	68,708
Kite Realty Group Trust	1,228	19,390
Regency Centers Corp.	1,996	134,071
Retail Opportunity Investments Corp.	1,420	24,921
Retail Properties of America, Inc. - Class A	3,124	38,394
RPT Realty	386	4,682
Saul Centers, Inc.	226	12,057
Seritage Growth Properties - Class A	340	15,161
Site Centers Corp.	2,457	32,531
Urban Edge Properties	817	15,172
Urstadt Biddle Properties, Inc.	42	722
Urstadt Biddle Properties, Inc. - Class A	336	7,368
Weingarten Realty Investors	1,863	53,915
		611,544
Single Tenant — 28.4%
Agree Realty Corp.	508	33,259
Essential Properties Realty TR, Inc.	511	10,567
Getty Realty Corp.	420	13,621
National Retail Properties, Inc.	1,268	66,722
Realty Income Corp.	3,296	230,753
Spirit Reality Capital, Inc.	916	37,061
		391,983
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,314,954)		1,375,334

	Shares	Value
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account 2.35% (a)	2,259	$2,259
TOTAL SHORT-TERM INVESTMENTS (Cost $2,259)		2,259
Total Investments (Cost $1,317,213) — 99.9%		1,377,593
Other Assets in Excess of Liabilities — 0.1%		968
TOTAL NET ASSETS — 100.0%		$1,378,561

Percentages are stated as a percent of net assets.

(a)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS — 99.7%

Diversified — 32.9%
Duke Realty Corp.	35,247	$1,096,886
Innovative Industrial Properties, Inc. (a)	4,902	417,356
Lexington Realty Trust	33,770	306,294
One Liberty Properties, Inc.	9,625	272,388
PS Business Parks, Inc.	2,118	325,367
		2,418,291
Storage — 4.0%
Life Storage, Inc.	3,092	294,637

Warehouse/Industrial — 62.8%
Americold Realty Trust	11,037	353,294
EastGroup Properties, Inc.	2,972	339,789
First Industrial Realty Trust, Inc.	9,285	327,482
Industrial Logistics Properties Trust	11,006	218,469
Liberty Property Trust	18,981	942,217
Monmouth Real Estate Investment Corp.	21,632	297,224
Prologis, Inc.	14,795	1,134,333
Rexford Industrial Realty, Inc.	9,127	345,822
STAG Industrial, Inc. Class A (a)	11,156	321,070
Terreno Realty Corp.	7,624	340,411
		4,620,111
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,022,554)		7,333,039

	Shares	Value
SHORT-TERM INVESTMENTS — 0.3%

Money Market Deposit Accounts — 0.3%
U.S. Bank Money Market Deposit Account 2.35% (b)	19,917	$19,917
TOTAL SHORT-TERM INVESTMENTS (Cost $19,917)		19,917

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.8%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (b)	429,600	429,600
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $429,600)
Total Investments (Cost $7,472,071) — 105.8%		7,782,556
Liabilities in Excess of Other Assets — (5.8)%		(426,850)
TOTAL NET ASSETS — 100.0%		$7,355,706

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $412,126 or 5.6% of net assets.
(b)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 17.7%

Computer Software — 4.7%
InterXion Holding NV (a)	15,352	$1,062,205

Internet Connective Services — 0.3%
Internap Corp. (a)	18,987	74,809

Real Estate Operations/Development — 1.2%
Landmark Infrastructure Partners LP	16,081	261,638

Telecom Services — 6.2%
GDS Holdings Ltd. - ADR (a)(b)	26,214	1,025,754
Switch, Inc. - Class A	35,473	385,591
		1,411,345
Telephone-Integrated — 5.3%
Zayo Group Holdings, Inc. (a)	38,791	1,213,770

TOTAL COMMON STOCKS (Cost $3,603,329)		4,023,767

REAL ESTATE INVESTMENT TRUSTS — 82.1%

Diversified — 68.6%
American Tower Corp.	15,370	3,001,761
CoreSite Realty Corp.	9,073	992,677
Crown Castle International Corp.	23,142	2,910,801
Digital Realty Trust, Inc.	8,742	1,029,021
Equinix, Inc.	7,455	3,389,788
Lamar Advertising Co. - Class A	12,991	1,073,966
Outfront Media, Inc.	46,235	1,101,780
SBA Communications Corp. (a)	5,466	1,113,588
Uniti Group, Inc.	87,314	959,581
		15,572,963
Storage — 4.1%
Iron Mountain, Inc.	28,382	921,847

Warehouse/Industrial — 9.4%
CyrusOne, Inc.	18,811	1,047,585
QTS Realty Trust, Inc. - Class A	24,094	1,092,663
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $17,729,986)		18,635,058

	Shares	Value
SHORT-TERM INVESTMENTS — 0.2%

Money Market Deposit Accounts — 0.2%
U.S. Bank Money Market Deposit Account, 2.35% (c)	36,177	$36,177
TOTAL SHORT-TERM INVESTMENTS (Cost $36,177)		36,177

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 4.4%
Mount Vernon Liquid Assets Portfolio, LLC 2.61% (c)	996,120	996,120
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITY LENDING (Cost $996,120)		996,120
Total Investments (Cost $22,365,612) — 104.4%		23,691,122
Liabilities in Excess of Other Assets — (4.4)%		(999,735)
TOTAL NET ASSETS — 100.0%		$22,691,387

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.
(b)	All or portion of this security is on loan as of April 30, 2019. The total value of securities on loan is $974,454 or 4.3% of net assets.
(c)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 99.9%

Aerospace/Defense — 0.8%
Boeing Co.	28	$10,575

Apparel — 2.9%
NIKE, Inc. - Class B	142	12,472
PVH Corp.	109	14,060
Skechers U.S.A, Inc. - Class A (a)	371	11,746
		38,278
Auto Parts & Equipment — 2.8%
BorgWarner, Inc.	316	13,199
Goodyear Tire & Rubber Co.	683	13,120
Visteon Corp. (a)	154	10,167
		36,486
Biotechnology — 1.7%
Bio-Rad Laboratories, Inc. - Class A (a)	40	12,037
Regeneron Pharmaceuticals, Inc. (a)	30	10,294
		22,331
Building Materials — 1.0%
Johnson Controls International PLC	335	12,562

Chemicals — 4.9%
Air Products & Chemicals, Inc.	66	13,582
Celanese Corp. - Class A	121	13,055
FMC Corp.	155	12,254
Linde PLC	71	12,799
The Chemours Co.	316	11,379
		63,069
Commercial Services — 2.9%
Adtalem Global Ed, Inc. (a)	254	12,527
Sabre Corp.	571	11,854
The Brink’s Co.	166	13,268
		37,649
Computers — 6.4%
Accenture PLC - Class A	74	13,518
Apple, Inc.	70	14,047
DXC Technology Co.	187	12,293
Fortinet, Inc. (a)	149	13,920
Lumentum Holdings, Inc. (a)	257	15,926
NCR Corp. (a)	449	12,999
		82,703
Cosmetics/Personal Care — 1.0%
Estee Lauder Cos., Inc. - Class A	77	13,229

Electrical Components & Equipment — 3.0%
Ametek, Inc.	153	13,490
Littelfusse, Inc.	64	12,867

	Shares	Value
Electrical Components & Equipment — 3.0% (Continued)
Universal Display Corp.	82	$13,087
		39,444
Electronics — 10.0%
Amphenol Corp. - Class A	130	12,943
Avnet, Inc.	285	13,854
Coherent, Inc. (a)	90	13,321
Garmin Ltd.	146	12,518
Gentex Corp.	588	13,542
Mettler-Toledo International, Inc. (a)	18	13,415
National Instruments Corp.	270	12,717
PerkinElmer, Inc.	131	12,555
Tech Data Corp. (a)	125	13,326
Waters Corp. (a)	50	10,677
		128,868
Healthcare - Products — 4.7%
Abbott Laboratories	157	12,491
LivaNova PLC (a)	130	8,956
The Cooper Cos., Inc.	42	12,177
Thermo Fisher Scientific, Inc.	48	13,318
West Pharmaceutical Services, Inc.	118	14,607
		61,549
Healthcare - Services — 3.0%
Catalent, Inc. (a)	285	12,774
IQVIA Holdings, Inc. (a)	88	12,223
Syneos Health, Inc. (a)	290	13,610
		38,607
Household Products/Wares — 1.0%
Avery Dennison Corp.	111	12,282

Internet — 3.9%
Alphabet, Inc. - Class A (a)	10	11,990
Booking Holdings, Inc. (a)	7	12,985
F5 Networks, Inc. (a)	76	11,924
Facebook, Inc. - Class A (a)	71	13,731
		50,630
Leisure Time — 1.9%
Carnival Corp.	219	12,014
Norwegian Cruise Line Holdings Ltd. (a)	219	12,350
		24,364
Machinery - Diversifed — 3.9%
Cognex Corp.	234	11,801
Nordson Corp.	91	13,281
Graco, Inc.	255	13,069
Xylem, Inc.	160	13,344
		51,495
Metal Fabrication/Hardware — 1.0%
The Timken Co.	282	13,522

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 99.9% (Continued)

Mining — 2.7%
Freeport-McMoRan, Inc.	995	$12,248
Newmont Goldcorp Corp.	357	11,089
Royal Gold, Inc.	135	11,753
		35,090
Miscellaneous Manufacturing — 2.1%
Ingersoll-Rand PLC	115	14,100
ITT, Inc.	212	12,837
		26,937
Oil & Gas — 2.8%
Apache Corp.	377	12,407
Chevron Corp.	99	11,886
Exxon Mobil Corp.	152	12,202
		36,495
Packaging & Containers — 1.9%
Ball Corp.	219	13,127
Greif, Inc.	299	11,816
		24,943
Pharmaceuticals — 2.0%
Mylan NV (a)	452	12,199
Zoetis, Inc.	130	13,239
		25,438
Semiconductors — 20.3%
Advanced Micro Devices, Inc. (a)	547	15,114
Analog Devices, Inc.	114	13,251
Applied Materials, Inc.	319	14,058
Broadcom, Inc.	46	14,646
Cypress Semiconductor Corp.	813	13,967
Intel Corp.	229	11,688
IPG Photonics Corp. (a)	81	14,153
KLA-Tencor Corp.	106	13,513
Lam Research Corp.	71	14,728
Maxim Integrated Products, Inc.	232	13,920
Microchip Technology, Inc.	142	14,184
Micron Technology, Inc. (a)	311	13,081
MKS Instruments, Inc.	153	13,925
Monolithic Power Systems, Inc.	90	14,014
NVIDIA Corp.	80	14,480
Qorvo, Inc. (a)	175	13,232
Skyworks Solutions, Inc.	150	13,227
Teradyne, Inc.	311	15,239
Texas Instruments, Inc.	115	13,551
		263,971
Software — 6.2%
ACI Worldwide, Inc. (a)	377	13,391
Activision Blizzard, Inc.	286	13,788
ANSYS, Inc. (a)	68	13,314
Cadence Design System, Inc. (a)	203	14,084

	Shares	Value
Software — 6.2% (Continued)
Electronic Arts, Inc. (a)	122	$11,547
Microsoft Corp.	109	14,236
		80,360
Telecommunications — 2.1%
Arista Networks, Inc. (a)	44	13,741
Plantronics, Inc.	252	12,973
		26,714
Toys/Games/Hobbies — 1.1%
Hasbro, Inc.	138	14,057

Transportation — 1.0%
Expeditors International of Washington, Inc.	162	12,866

TOTAL COMMON STOCKS (Cost $1,234,905)		1,284,514

EXCHANGE TRADED FUNDS — 0.9%
SPDR S&P 500 ETF Trust	40	11,761
TOTAL EXCHANGE TRADED FUNDS (Cost $11,451)		11,761

SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposit Accounts — 0.1%
U.S. Bank Money Market Deposit Account, 2.35% (b)	1,579	1,579
TOTAL SHORT-TERM INVESTMENTS (Cost $1,579)		1,579
Total Investments (Cost $1,247,935) — 100.0%		1,297,854
Other Assets in Excess of Liabilities — 0.0% (c)		536
TOTAL NET ASSETS — 100.0%		$1,298,390

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2019.
(c)	Less than 0.05%.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2019

	Shares	Value
COMMON STOCKS — 100.0%

Agricultural — 4.3%
Altria Group, Inc.	1,788	$97,142
Archer-Daniels-Midland Co.	2,362	105,345
Philip Morris International, Inc.	1,132	97,986
		300,473
Beverages — 9.3%
Brown-Forman Corp. - Class B	1,983	105,674
Coca-Cola Co.	2,208	108,325
Constellation Brands, Inc. - Class A	590	124,885
Molson Coors Brewing Co. - Class B	1,665	106,876
Monster Beverage Corp. (a)	1,634	97,386
PepsiCo, Inc.	859	109,995
		653,141
Biotechnology — 6.9%
Alexion Pharmaceuticals, Inc. (a)	433	58,944
Amgen, Inc.	308	55,231
Biogen, Inc. (a)	181	41,492
Celgene Corp. (a)	660	62,476
Gilead Sciences, Inc.	882	57,365
Illumina, Inc. (a)	189	58,968
Incyte Corp. (a)	679	52,147
Regeneron Pharmaceuticals, Inc. (a)	138	47,353
Vertex Pharmaceuticals, Inc. (a)	314	53,060
		487,036
Cosmetics&Toiletries — 6.0%
Colgate-Palmolive Co.	1,515	110,277
Coty, Inc. - Class A	9,001	97,391
Estee Lauder Cos., Inc. - Class A	635	109,099
Procter & Gamble Co.	1,006	107,119
		423,886
Electronics — 3.2%
Agilent Technologies, Inc.	715	56,128
Mettler-Toledo International, Inc. (a)	82	61,111
PerkinElmer, Inc.	607	58,175
Waters Corp. (a)	234	49,968
		225,382
Food — 21.7%
Campbell Soup Co.	2,749	106,359
ConAgra Foods, Inc.	4,354	134,016
General Mills, Inc.	2,127	109,477
Hershey Co.	890	111,116
Hormel Foods Corp.	2,303	91,982
JM Smucker Co.	958	117,480
Kellogg Co.	1,815	109,444
Kroger Co.	4,046	104,306
Lamb Weston Holdings, Inc.	1,414	99,051
McCormick & Co., Inc.	722	111,166
Mondelez International, Inc. - Class A	2,126	108,107

	Shares	Value
Food — 21.7% (Continued)
Sysco Corp.	1,505	$105,907
The Kraft Heinz Co.	3,084	102,512
Tyson Foods, Inc. - Class A	1,561	117,091
		1,528,014
Healthcare - Products — 17.2%
Abbott Laboratories	727	57,840
ABIOMED, Inc. (a)	177	49,102
Align Technology, Inc. (a)	241	78,248
Baxter International, Inc.	752	57,378
Becton Dickinson and Co.	226	54,407
Boston Scientific Corp. (a)	1,411	52,376
Danaher Corp.	446	59,068
Dentsply Sirona, Inc.	1,148	58,697
Edwards Lifesciences Corp. (a)	329	57,927
Henry Schein, Inc. (a)	952	60,985
Hologic, Inc. (a)	1,196	55,470
IDEXX Laboratories, Inc. (a)	276	64,032
Intuitive Surgical, Inc. (a)	104	53,106
Medtronic PLC	616	54,707
ResMed, Inc.	552	57,690
Stryker Corp.	298	56,295
Thermo Fisher Scientific, Inc.	223	61,872
Teleflex, Inc.	194	55,519
The Cooper Cos., Inc.	193	55,955
Varian Medical Systems, Inc. (a)	418	56,919
Zimmer Biomet Holdings, Inc.	458	56,407
		1,214,000
Healthcare - Services — 8.8%
Anthem, Inc.	189	49,713
Centene Corp. (a)	986	50,838
DaVita, Inc. (a)	1,116	61,648
HCA Healthcare, Inc.	447	56,872
Humana, Inc.	208	53,125
IQVIA Holdings, Inc. (a)	406	56,393
Laboratory Corp. of American Holdings (a)	380	60,770
Quest Diagnostics, Inc.	661	63,707
UnitedHealth Group, Inc.	235	54,771
Universal Health Services, Inc. - Class B	431	54,681
WellCare Health Plans, Inc. (a)	233	60,196
		622,714
Household Products/Wares — 4.6%
Clorox Co.	627	100,151
Church & Dwight Co., Inc.	1,493	111,900
Kimberly-Clark Corp.	854	109,636
		321,687

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

SCHEDULE OF INVESTMENTS
April 30, 2019 (Continued)

	Shares	Value
COMMON STOCKS — 100.0% (Continued)

Pharmaceuticals — 12.7%
AbbVie, Inc.	719	$57,081
Allergan PLC	384	56,448
AmerisourceBergen Corp.	730	54,575
Bristol-Myers Squibb Co.	1,085	50,377
Cardinal Health, Inc.	1,169	56,942
Cigna Corp.	342	54,324
CVS Health Corp.	1,053	57,262
Eli Lilly & Co.	440	51,498
Johnson & Johnson	404	57,045
McKesson Corp.	498	59,386
Merck & Co., Inc.	699	55,018
Mylan NV (a)	2,095	56,544
Nektar Therapeutics (a)	1,587	50,816
Perrigo Co PLC	1,199	57,456
Pfizer, Inc.	1,363	55,351
Zoetis, Inc.	603	61,409
		891,532
Retail — 4.3%
Costco Wholesale Corp.	435	106,806
Walgreens Boots Alliance, Inc.	1,653	88,551
Walmart, Inc.	1,015	104,383
		299,740
Software — 1.0%
Cerner Corp. (a)	1,005	66,782

TOTAL COMMON STOCKS (Cost $7,036,370)		7,034,387

	Shares	Value
SHORT-TERM INVESTMENTS — 0.1%

Money Market Deposits — 0.1%
U.S. Bank Money Market Deposit Account 2.35% (b)	9,670	$9,670
TOTAL SHORT-TERM INVESTMENTS (Cost $9,670)		9,670
Total Investments (Cost $7,046,040) — 100.1%		7,044,057
Liabilities in Excess of Other Assets — (0.1)%		(4,480)
TOTAL NET ASSETS — 100.0%		$7,039,577

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown is as of April 30, 2019.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

Statements of Assets & Liabilities
April 30, 2019

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Global Cash Cows Dividend ETF
ASSETS
Investments in Securities, at Value*^	$2,573,709,343	$982,229,421	$571,175,901	$188,425,046	$259,057,863
Cash	—	—	—	—	305,188
Foreign Currency at Value*	—	—	—	—	76,677
Interest and Dividends Receivable	1,826,269	427,686	37,151	789,837	1,052,475
Receivable for Fund Shares Sold	13,744,280	10,834,090	7,253,580	—	3,113,570
Securities Lending Income Receivable	39,898	14,304	6,263	3,262	12,093
Total Assets	2,589,319,790	993,505,501	578,472,895	189,218,145	263,617,866

LIABILITIES
Management Fees Payable	1,024,817	364,001	254,760	95,233	100,699
Payable for Fund Shares Redeemed	—	—	—	—	—
Payable for Investment Securities Purchased	13,756,563	10,805,777	7,259,063	—	3,409,748
Collateral Received for Securities Loaned (See Note 5)	410,548,790	221,030,289	68,785,935	5,743,553	49,602,558
Total Liabilities	425,330,170	232,200,067	76,299,758	5,838,786	53,113,005
NET ASSETS	$2,163,989,620	$761,305,434	$502,173,137	$183,379,359	$210,504,861

NET ASSETS CONSIST OF:
Paid-in Capital	$2,082,782,411	$803,276,882	$479,474,184	$207,340,768	$216,031,254
Total Distributable Earnings (Accumulated Deficit)	81,207,209	(41,971,448)	22,698,953	(23,961,409)	(5,526,393)
Net Assets	$2,163,989,620	$761,305,434	$502,173,137	$183,379,359	$210,504,861
* Identified Cost:
Investments in Securities	$2,460,862,120	$968,598,986	$528,991,667	$178,644,704	$254,530,232
Foreign Currencies	—	—	—	—	77,167
^ Includes Loaned securities with a value of	402,974,069	$214,543,582	$67,564,384	5,591,627	48,500,145

Net Asset Value (unlimited shares authorized):
Net Assets	$2,163,989,620	$761,305,434	$502,173,137	$183,379,359	$210,504,861
Shares Outstanding (No Par Value)	70,800,000	24,600,000	13,950,000	6,850,000	6,750,000
Net Asset Value, Offering and Redemption Price per Share	$30.56	$30.95	$36.00	$26.77	$31.19

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2019

	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 ETF	Pacer WealthShield ETF	Pacer Military Times Best Employers ETF
ASSETS
Investments in Securities, at Value*^	$289,720,914	$64,106,044	$36,752,445	$115,434,313	$2,870,965
Foreign Currency at Value*	—	—	119	—	—
Interest and Dividends Receivable	110,083	3,791	223,930	51,416	2,968
Receivable for Fund Shares Sold	1,483,770	—	—	2,494,070	—
Securities Lending Income Receivable	2,408	2,217	623	34	—
Total Assets	291,317,175	64,112,052	36,977,117	117,979,833	2,873,933

LIABILITIES
Payable for Investment Securities Purchased	1,483,850	—	—	2,472,244	—
Management Fees Payable	105,188	23,905	18,154	50,925	1,376
Collateral Received for Securities Loaned (See Note 5)	23,710,020	13,614,390	3,114,587	5,378,550	—
Total Liabilities	25,299,058	13,638,295	3,132,741	7,901,719	1,376
NET ASSETS	$266,018,117	$50,473,757	$33,844,376	$110,078,114	$2,872,557

NET ASSETS CONSIST OF:
Paid-in Capital	$274,292,513	$52,986,412	$36,395,489	$119,464,648	$2,573,422
Total Distributable Earnings (Accumulated Deficit)	(8,274,396)	(2,512,655)	(2,551,113)	(9,386,534)	299,135
Net Assets	$266,018,117	$50,473,757	$33,844,376	$110,078,114	$2,872,557
* Identified Cost:
Investments in Securities	$280,492,054	$62,123,567	$37,132,116	$110,192,966	$2,556,888
Foreign Currencies	—	—	134	—	—
^ Includes loaned securities with a value of	23,102,179	13,069,315	3,036,508	5,344,012	—

Net Asset Value (unlimited shares authorized):
Net Assets	$266,018,117	$50,473,757	$33,844,376	$110,078,114	$2,872,557
Shares Outstanding (No Par Value)	8,950,000	1,950,000	1,250,000	4,400,000	100,000
Net Asset Value, Offering and Redemption Price per Share	$29.72	$25.88	$27.08	$25.02	$28.73

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF ASSETS & LIABILITIES
April 30, 2019

	Pacer Benchmark Retail Real EstateSM ETF	Pacer Benchmark Industrial Real EstateSM ETF	Pacer Benchmark Data & Infrastructure Real EstateSM ETF	Pacer US Export Leaders ETF	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF
ASSETS
Investments in Securities, at Value*^	$1,377,593	$7,782,556	$23,691,122	$1,297,854	$7,044,057
Interest and Dividends Receivable	1,845	4,984	6,011	1,174	6,045
Receivable for Investment Securities Sold	—	—	—	—	12,625,495
Receivable for Fund Shares Sold	—	—	—	—	5,618,720
Securities Lending Income Receivable	—	57	12	—	—
Total Assets	1,379,438	7,787,597	23,697,145	1,299,028	25,294,317

LIABILITIES
Payable for Investment Securities Purchased	—	—	—	—	12,616,015
Payable for Fund Shares Redeemed	—	—	—	—	5,635,280
Management Fees Payable	877	2,291	9,638	638	3,445
Collateral Received for Securities Loaned (See Note 5)	—	429,600	996,120	—	—
Total Liabilities	877	431,891	1,005,758	638	18,254,740
NET ASSETS	$1,378,561	$7,355,706	$22,691,387	$1,298,390	$7,039,577

NET ASSETS CONSIST OF:
Paid-in Capital	$1,366,548	$7,041,015	$21,562,646	$1,333,362	$7,205,971
Total Distributable Earnings (Accumulated Deficit)	12,013	314,691	1,128,741	(34,972)	(166,394)
Net Assets	$1,378,561	$7,355,706	$22,691,387	$1,298,390	$7,039,577
* Identified Cost:
Investments in Securities	$1,317,213	$7,472,071	$22,365,612	$1,247,935	$7,046,040
^ Includes loaned securities with a value of	—	412,126	974,454	—	—

Net Asset Value (unlimited shares authorized):
Net Assets	$1,378,561	$7,355,706	$22,691,387	$1,298,390	$7,039,577
Shares Outstanding (No Par Value)	50,000	250,000	800,000	50,000	250,000
Net Asset Value, Offering and Redemption Price per Share	$27.57	$29.42	$28.36	$25.97	$28.16

The accompanying notes are an integral part of the financial statements.

Pacer Funds

Statements of Operations
For the Year Ended April 30, 2019

	Pacer Trendpilot® US Large Cap ETF	Pacer Trendpilot® US Mid Cap ETF	Pacer Trendpilot® 100 ETF	Pacer Trendpilot® European Index ETF	Pacer Global Cash Cows Dividend ETF
INVESTMENT INCOME
Income:
Dividends (net of fees and foreign withholding tax of $18, $1,841, $2,121, $674,169, and $411,667 respectively)	$17,709,193	$5,377,924	$2,217,465	$3,973,565	$8,685,886
Interest	10,865,555	6,554,366	2,473,152	1,770,308	9,837
Securities Lending Income	244,525	213,450	59,914	18,839	186,325
Total Investment Income	28,819,273	12,145,740	4,750,531	5,762,712	8,882,048

Expenses:
Management Fees	8,508,347	3,842,348	2,189,472	1,095,782	1,159,409
Total Expenses	8,508,347	3,842,348	2,189,472	1,095,782	1,159,409
Net Investment Income	20,310,926	8,303,392	2,561,059	4,666,930	7,722,639

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(1,980,515)	(55,864,860)	(10,616,144)	(30,495,960)	(8,526,326)
In-Kind Redemptions	103,669,128	62,657,317	46,532,539	260	7,482,759
Foreign Currencies	—	—	—	(1,010,893)	(68,753)
Total	101,688,613	6,792,457	35,916,395	(31,506,593)	(1,112,320)
Net Change in Unrealized Appreciation (Depreciation) of:
Investments Securities	11,669,402	(12,346,289)	11,973,440	12,242,814	3,755,496
Foreign Currencies	—	—	—	(8,401)	(4,212)
Total	11,669,402	(12,346,289)	11,973,440	12,234,413	3,751,284
Net Realized and Unrealized Gain (Loss) on Investments	113,358,015	(5,553,832)	47,889,835	(19,272,180)	2,638,964
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$133,668,941	$2,749,560	$50,450,894	$(14,605,250)	$10,361,603

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2019

	Pacer US Cash Cows 100 ETF	Pacer US Small Cap Cash Cows 100 ETF	Pacer Developed Markets International Cash Cows 100 ETF	Pacer WealthShield ETF	Pacer Military Times Best Employers ETF
INVESTMENT INCOME
Income:
Dividends (net of fees and foreign withholding tax of $0, $0, $104,169, $0, and $0 respectively)	$3,386,540	$473,269	$1,069,479	$685,711	$56,789
Interest	6,697	1,413	1,238	1,286,050	107
Securities Lending Income	25,544	24,569	19,849	34	—
Total Investment Income	3,418,781	499,251	1,090,566	1,971,795	56,896

Expenses:
Management Fees	724,702	163,389	185,049	557,508	15,133
Total Expenses	724,702	163,389	185,049	557,508	15,133
Net Investment Income	2,694,079	335,862	905,517	1,414,287	41,763

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(17,195,776)	(4,500,367)	(2,374,640)	(12,148,585)	(18,432)
In-Kind Redemptions	7,697,783	2,095,484	734,289	5,341,184	189,567
Foreign Currencies	—	—	(17,958)	—	—
Total	(9,497,993)	(2,404,883)	(1,658,309)	(6,807,401)	171,135
Net Change in Unrealized Appreciation (Depreciation) of:
Investments Securities	8,755,096	1,900,238	(742,876)	5,265,168	269,984
Foreign Currencies	—	—	735	—	—
Total	8,755,096	1,900,238	(742,141)	5,265,168	269,984
Net Realized and Unrealized Gain (Loss) on Investments	(742,897)	(504,645)	(2,400,450)	(1,542,233)	441,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,951,182	$(168,783)	$(1,494,933)	$(127,946)	$482,882

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2019

	Pacer Benchmark Retail Real EstateSM ETF(a)	Pacer Benchmark Industrial Real EstateSM ETF(b)	Pacer Benchmark Data & Infrastructure Real EstateSM ETF(a)	Pacer US Export Leaders ETF(c)	Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF(c)
INVESTMENT INCOME
Income:
Dividends (net of fees and foreign withholding tax of $14, $0, $0, $0 and $0 respectively)	$98,628	$85,131	$123,562	$16,177	$49,502
Interest	249	127	325	56	151
Securities Lending Income	—	57	12	—	—
Total Investment Income	98,877	85,315	123,899	16,233	49,653

Expenses:
Management Fees	15,081	16,070	34,611	8,818	16,295
Total Expenses	15,081	16,070	34,611	8,818	16,295
Net Investment Income	83,796	69,245	89,288	7,415	33,358

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investment Securities	(38,769)	(4,401)	(191,603)	(88,511)	(175,744)
In-Kind Redemptions	353,871	170,347	131,474	(68,521)	823,380
Total	315,102	165,946	(60,129)	(157,032)	647,636
Net Change in Unrealized Appreciation (Depreciation) of:
Investments Securities	60,380	310,485	1,325,510	49,919	(1,983)
Total	60,380	310,485	1,325,510	49,919	(1,983)
Net Realized and Unrealized Gain (Loss) on Investments	375,482	476,431	1,265,381	(107,113)	645,653
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$459,278	$545,676	$1,354,669	$(99,698)	$679,011

(a)	Fund commenced operations on May 15, 2018. The information presented is from May 15, 2018 to April 30, 2019.
(b)	Fund commenced operations on May 14, 2018. The information presented is from May 14, 2018 to April 30, 2019.
(c)	Fund commenced operations on July 23, 2018. The information presented is from July 23, 2018 to April 30, 2019.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

Statements of Changes in Net Assets

	Pacer Trendpilot® US Large Cap ETF			Pacer Trendpilot® US Mid Cap ETF
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net Investment Income	$20,310,926	$8,578,628		$8,303,392	$3,464,938
Net Realized Gain on Investments	101,668,613	9,083,487		6,792,457	33,031,547
Change in Unrealized Appreciation (Depreciation) of Investments	11,669,402	45,094,752		(12,346,289)	(2,103,852)
Net Increase in Net Assets Resulting from Operations	133,668,941	62,756,867		2,749,560	34,392,633

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(14,704,858)	(7,017,355	)(a)	(5,930,872)	(2,882,696	)(a)
Total Distributions to Shareholders	(14,704,858)	(7,017,355)		(5,930,872)	(2,882,696)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	1,416,889,645	433,608,925		524,354,675	278,026,940
Payments for Shares Redeemed	(293,839,015)	(23,553,530)		(257,458,190)	(93,376,700)
Net Increase in Net Assets Derived from Capital Share Transactions(b)	1,123,050,630	410,055,395		266,896,485	184,650,240
Net Increase in Net Assets	$1,242,014,713	$465,794,907		$263,715,173	$216,160,177

NET ASSETS
Beginning of Period	$921,974,907	$456,180,000		$497,590,261	$281,430,084
End of Period	$2,163,989,620	$921,974,907	(c)	$761,305,434	$497,590,261	(c)

(a)	These amounts are comprised of only net investment income.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	48,500,000	15,400,000	16,600,000	9,250,000
Redemptions	(10,150,000)	(850,000)	(8,200,000)	(3,100,000)
Net Increase	38,350,000	14,550,000	8,400,000	6,150,000

(c)	Includes undistributed accumulated net investment income of $3,159,758 and $1,152,697, respectively.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Trendpilot® 100 ETF			Pacer Trendpilot® European Index ETF
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net Investment Income	$2,561,059	$493,443		$4,666,930	$1,341,548
Net Realized Gain (Loss) on Investments	35,916,395	(156,453)		(31,506,593)	4,836,398
Change in Unrealized Appreciation (Depreciation) of Investments	11,973,440	17,873,120		12,234,413	(6,253,723)
Net Increase (Decrease) in Net Assets Resulting from Operations	50,450,894	18,210,110		(14,605,250)	(75,777)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,575,175)	(466,293	)(a)	(2,870,463)	(538,237	)(a)
Total Distributions to Shareholders	(1,575,175)	(466,293)		(2,870,463)	(538,237)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	384,518,860	120,466,075		62,381,365	174,437,090
Payments for Shares Redeemed	(143,127,810)	—		(20,229,155)	(46,201,745)
Transaction Fees (See Note 1)	—	—		67	—
Net Increase in Net Assets Derived from Capital Share Transactions(b)	241,391,050	120,466,075		42,152,277	128,235,345
Net Increase in Net Assets	$290,266,769	$138,209,892		$24,676,564	$127,621,331

NET ASSETS
Beginning of Period	$211,906,368	$73,696,476		$158,702,795	$31,081,464
End of Period	$502,173,137	$211,906,368	(c)	$183,379,359	$158,702,795	(c)

(a)	These amounts are comprised of only net investment income.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	11,500,000	4,000,000	2,300,000	5,750,000
Redemptions	(4,350,000)	—	(800,000)	(1,550,000)
Net Increase	7,150,000	4,000,000	1,500,000	4,200,000

(c)	Includes undistributed accumulated net investment income of $99,202 and $827,950, respectively.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Global Cash Cows Dividend ETF			Pacer US Cash Cows 100 ETF
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018
OPERATIONS
Net Investment Income	$7,722,639	$4,087,911		$2,694,079	$349,496
Net Realized Gain (Loss) on Investments	(1,112,320)	6,709,257		(9,497,993)	1,042,948
Change in Unrealized Appreciation (Depreciation) of Investments	3,751,284	(1,913,304)		8,755,096	328,507
Net Increase in Net Assets Resulting from Operations	10,361,603	8,883,864		1,951,182	1,720,951

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(7,760,389)	(3,669,616	)(a)	(2,630,630)	(319,520	)(a)
Total Distributions to Shareholders	(7,760,389)	(3,669,616)		(2,630,630)	(319,520)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	86,580,140	157,190,990		297,399,660	29,991,055
Payments for Shares Redeemed	(52,389,240)	(58,760,010)		(59,683,405)	(14,169,800)
Transaction Fees (Note 1)	2,621	5,956		26	—
Net Increase in Net Assets Derived from Capital Share Transactions(b)	34,193,521	98,436,936		237,716,281	15,821,255
Net Increase in Net Assets	$36,794,735	$103,651,184		$237,036,833	$17,222,686

NET ASSETS
Beginning of Period	$173,710,126	$70,058,942		$28,981,284	$11,758,598
End of Period	$210,504,861	$173,710,126	(c)	$266,018,117	$28,981,284	(c)

(a)	These amounts are comprised of only net investment income.
(b)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	2,850,000	5,150,000	10,050,000	1,050,000
Redemptions	(1,750,000)	(1,950,000)	(2,100,000)	(500,000)
Net Increase	1,100,000	3,200,000	7,950,000	550,000

(c)	Includes undistributed accumulated net investment income of $672,131 and $38,618, respectively.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer US Small Cap Cash Cows 100 ETF			Pacer Developed Markets International Cash Cows 100 ETF
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018(a)
OPERATIONS
Net Investment Income	$335,862	$36,151		$905,517	$131,487
Net Realized Gain (Loss) on Investments	(2,404,883)	175,820		(1,658,309)	53,481
Change in Unrealized Appreciation (Depreciation) of Investments	1,900,238	82,238		(742,141)	360,524
Net Increase (Decrease) in Net Assets Resulting from Operations	(168,783)	294,209		(1,494,933)	545,492

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(329,410)	(34,114	)(b)	(731,370)	(70,528	)(b)
Total Distributions to Shareholders	(329,410)	(34,114)		(731,370)	(70,528)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	62,486,265	8,898,460		26,199,335	21,155,825
Payments for Shares Redeemed	(16,747,460)	(3,925,410)		(10,378,335)	(1,402,765)
Transaction Fees (Note 1)	—	—		15,033	6,622
Net Increase in Net Assets Derived from Capital Share Transactions(c)	45,738,805	4,973,050		15,836,033	19,759,682
Net Increase in Net Assets	$45,240,612	$5,233,145		$13,609,730	$20,234,646

NET ASSETS
Beginning of Period	$5,233,145	$—		$20,234,646	$—
End of Period	$50,473,757	$5,233,145	(d)	$33,844,376	$20,234,646	(d)

(a)	Fund commenced operations on June 16, 2017. The information presented is from June 16, 2017 to April 30, 2018.
(b)	These amounts are comprised of only net investment income.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	2,400,000	350,000	950,000	750,000
Redemptions	(650,000)	(150,000)	(400,000)	(50,000)
Net Increase	1,750,000	200,000	550,000	700,000

(d)	Includes undistributed accumulated net investment income of $2,037 and $60,172, respectively.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer WealthShield ETF			Pacer Military Times Best Employers ETF
	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018(a)		For the Year Ended April 30, 2019	For the Year Ended April 30, 2018(b)
OPERATIONS
Net Investment Income	$1,414,287	$172,593		$41,763	$342
Net Realized Gain (Loss) on Investments	(6,807,401)	(1,219,932)		171,135	—
Change in Unrealized Appreciation (Depreciation) of Investments	5,265,168	(23,821)		269,984	44,093
Net Increase (Decrease) in Net Assets Resulting from Operations	(127,946)	(1,071,160)		482,882	44,435

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(1,397,954)	(112,441	)(c)	(38,615)	—
Total Distributions to Shareholders	(1,397,954)	(112,441)		(38,615)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	134,051,800	83,838,565		1,289,730	2,489,000
Payments for Shares Redeemed	(84,986,710)	(20,116,040)		(1,394,875)	—
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(d)	49,065,090	63,722,525		(105,145)	2,489,000
Net Increase in Net Assets	$47,539,190	$62,538,924		$339,122	$2,533,435

NET ASSETS
Beginning of Period	$62,538,924	$—		$2,533,435	$—
End of Period	$110,078,114	$62,538,924	(e)	$2,872,557	$2,533,435	(e)

(a)	Fund commenced operations on December 11, 2017. The information presented is from December 11, 2017 to April 30, 2018.
(b)	Fund commenced operations on April 9, 2018. The information presented is from April 9, 2018 to April 30, 2018.
(c)	This amount is comprised of only net investment income.
(d)	Summary of capital share transactions is as follows:

	Shares	Shares	Shares	Shares
Subscriptions	5,250,000	3,300,000	50,000	100,000
Redemptions	(3,350,000)	(800,000)	(50,000)	—
Net Increase	1,900,000	2,500,000	—	100,000

(e)	Includes undistributed accumulated net investment income of $60,273 and $342, respectively.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Benchmark Retail Real EstateSM ETF	Pacer Benchmark Industrial Real EstateSM ETF
	For the Period Ended April 30, 2019(a)	For the Period Ended April 30, 2019(b)
OPERATIONS
Net Investment Income	$83,796	$69,245
Net Realized Gain on Investments	315,102	165,946
Change in Unrealized Appreciation of Investments	60,380	310,485
Net Increase in Net Assets Resulting from Operations	459,278	545,676

DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(83,796)	(67,295)
Long-Term Capital Gain	(5,909)	—
Return of Capital	(20,617)	—
Total Distributions to Shareholders	(110,322)	(67,295)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	5,126,240	13,242,420
Payments for Shares Redeemed	(4,096,635)	(6,365,095)
Net Increase in Net Assets Derived from Capital Share Transactions(c)	1,029,605	6,877,325
Net Increase in Net Assets	$1,378,561	$7,355,706

NET ASSETS
Beginning of Period	$—	$—
End of Period	$1,378,561	$7,355,706

(a)	Fund commenced operations on May 15, 2018. The information presented is from May 15, 2018 to April 30, 2019.
(b)	Fund commenced operations on May 14, 2018. The information presented is from May 14, 2018 to April 30, 2019.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	200,000	500,000
Redemptions	(150,000)	(250,000)
Net Increase	50,000	250,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Pacer Benchmark Data & Infrastructure Real EstateSM ETF	Pacer US Export Leaders ETF
	For the Period Ended April 30, 2019(a)	For the Period Ended April 30, 2019(b)
OPERATIONS
Net Investment Income	$89,288	$7,415
Net Realized Loss on Investments	(60,129)	(157,032)
Change in Unrealized Appreciation of Investments	1,325,510	49,919
Net Increase (Decrease) in Net Assets Resulting from Operations	1,354,669	(99,698)

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(89,513)	(6,972)
Long-Term Capital Gain	(1,372)	—
Return of Capital	(37,487)	—
Total Distributions to Shareholders	(128,372)	(6,972)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	24,042,230	2,498,000
Payments for Shares Redeemed	(2,577,140)	(1,092,940)
Net Increase in Net Assets Derived from Capital Share Transactions(c)	21,465,090	1,405,060
Net Increase in Net Assets	$22,691,387	$1,298,390

NET ASSETS
Beginning of Period	$—	$—
End of Period	$22,691,387	$1,298,390

(a)	Fund commenced operations on May 15, 2018. The information presented is from May 15, 2018 to April 30, 2019.
(b)	Fund commenced operations on July 23, 2018. The information presented is from July 23, 2018 to April 30, 2019.
(c)	Summary of capital share transactions is as follows:

	Shares	Shares
Subscriptions	900,000	100,000
Redemptions	(100,000)	(50,000)
Net Increase	800,000	50,000

The accompanying notes are an integral part of the financial statements.

Pacer Funds

STATEMENTS OF CHANGES IN NET ASSETS

Pacer CFRA- Stovall Equal Weight Seasonal Rotation ETF
For the Period Ended April 30, 2019(a)
OPERATIONS
Net Investment Income	$33,358
Net Realized Gain on Investments	647,636
Change in Unrealized Depreciation of Investments	(1,983)
Net Increase in Net Assets Resulting from Operations	679,011

DISTRIBUTIONS TO SHAREHOLDERS
Dividends and Distributions	(29,474)
Total Distributions to Shareholders	(29,474)

CAPITAL SHARE TRANSACTIONS
Proceeds from Shares Sold	13,278,420
Payments for Shares Redeemed	(6,888,380)
Net Increase in Net Assets Derived from Capital Share Transactions(c)	6,390,040
Net Increase in Net Assets	$7,039,577

NET ASSETS
Beginning of Period	$—
End of Period	$7,039,577

(a)	Fund commenced operations on July 23, 2018. The information presented is from July 23, 2018 to April 30, 2019.
(b)	These amounts are only comprised of net investment income.
(c)	Summary of capital share transactions is as follows:

Shares
Subscriptions	500,000
Redemptions	(250,000)
Net Increase	250,000

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Large Cap ETF

Financial Highlights
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$ 28.41	$ 25.48	$ 21.88	$ 25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.43	0.37	0.34	0.13
Net Realized and Unrealized Gain (Loss) on Investments(f)	2.01	2.84	3.52	(3.15)
Total from Investment Operations	2.44	3.21	3.86	(3.02)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.29)	(0.28)	(0.26)	(0.10)
Total Distributions	(0.29)	(0.28)	(0.26)	(0.10)
Net Asset Value, End of Period	$ 30.56	$ 28.41	$ 25.48	$ 21.88
Total Return	8.65%	12.56%	17.72%	-12.10%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$ 2,163,990	$ 921,975	$ 456,180	$ 365,448

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%(d)
Net Investment Income to Average Net Assets	1.43%	1.32%	1.44%	0.62%(d)
Portfolio Turnover Rate(e)	162%	12%	7%	317%(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® US Mid Cap ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$30.72	$28.00	$23.78	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)(b)	0.41	0.27	0.27	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments(f)	0.10	2.66	4.13	(1.16)
Total from Investment Operations	0.51	2.93	4.40	(1.20)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.28)	(0.21)	(0.18)	—
Distributions from Return of Capital	—	—	—	(0.02)
Total Distributions	(0.28)	(0.21)	(0.18)	(0.02)
Net Asset Value, End of Period	$30.95	$30.72	$28.00	$23.78
Total Return	1.66%	10.42%	18.54%	-4.82	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$761,305	$497,590	$281,430	$149,808

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income to Average Net Assets	1.30%	0.91%	1.02%	-0.17	%(d)
Portfolio Turnover Rate(e)	405%	66%	27%	379	%(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$31.16	$26.32	$21.44	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.26	0.11	0.11	0.04
Net Realized and Unrealized Gain (Loss) on Investments(f)	4.73	4.83	4.84	(3.55)
Total from Investment Operations	4.99	4.94	4.95	(3.51)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.15)	(0.10)	(0.07)	(0.05)
Total Distributions	(0.15)	(0.10)	(0.07)	(0.05)
Net Asset Value, End of Period	$36.00	$31.16	$26.32	$21.44
Total Return	16.04%	18.78%	23.11%	-14.04	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$502,173	$211,906	$73,696	$69,689

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65	%(d)
Net Investment Income to Average Net Assets	0.76%	0.38%	0.46%	0.18	%(d)
Portfolio Turnover Rate(e)	107%	3%	125%	295	%(c)

(a)	Commencement of operations on June 11, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Trendpilot® European Index ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017		For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$29.66	$27.03	$24.97		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Gain (Loss)(b)	0.74	0.51	0.18		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments(h)	(3.16)	2.31	1.88	(c)	0.01
Total from Investment Operations	(2.42)	2.82	2.06		(0.03)

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.47)	(0.19)	—		—
Total Distributions	(0.47)	(0.19)	—		—
Net Asset Value, End of Period	$26.77	$29.66	$27.03		$24.97
Total Return	-8.07%	10.43%	8.25	%(e)	-0.13	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$183,379	$158,703	$31,081		$22,470

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65%	0.65%		0.65	%(f)
Net Investment Income (Loss) to Average Net Assets	2.77%	1.69%	0.77%		-0.39	%(f)
Portfolio Turnover Rate(g)	396%	228%	143%		0	%(d)

(a)	Commencement of operations on December 14, 2015.
(b)	Calculated based on average shares outstanding during the period.
(c)	Includes $0.41 gain derived from contribution from a settlement. See Note 8.
(d)	Not annualized.
(e)	Before the contribution from a settlement, the total return for the year would have been 6.60%. See Note 8.
(f)	Annualized.
(g)	Excluded impact of in-kind transactions.
(h)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Global Cash Cows Dividend ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Period Ended April 30, 2016(a)
Net Asset Value, Beginning of Period	$30.75	$28.60	$27.16	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	1.21	1.07	0.88	0.23
Net Realized and Unrealized Gain on Investments(f)	0.43	2.01	1.26	1.93
Total from Investment Operations	1.64	3.08	2.14	2.16

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(1.20)	(0.93)	(0.70)	—
Total Distributions	(1.20)	(0.93)	(0.70)	—
Net Asset Value, End of Period	$31.19	$30.75	$28.60	$27.16
Total Return	5.56%	10.86%	8.03%	8.64	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$210,505	$173,710	$70,059	$5,432

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60	%(d)
Net Investment Income to Average Net Assets	4.00%	3.50%	3.19%	4.63	%(d)
Portfolio Turnover Rate(e)	74%	76%	44%	0	%(c)

(a)	Commencement of operations on February 22, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017(a)
Net Asset Value, Beginning of Period	$28.98	$26.13	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.53	0.61	0.13
Net Realized and Unrealized Gain on Investments(f)	0.67	2.84	1.09
Total from Investment Operations	1.20	3.45	1.22

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.46)	(0.60)	(0.09)
Total Distributions	(0.46)	(0.60)	(0.09)
Net Asset Value, End of Period	$29.72	$28.98	$26.13
Total Return	4.28%	13.35%	4.87	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$266,018	$28,981	$11,759

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.49%	0.49%	0.49	%(d)
Net Investment Income to Average Net Assets	1.82%	2.16%	1.37	%(d)
Portfolio Turnover Rate(e)	122%	101%	36	%(c)

(a)	Commencement of operations on December 16, 2016.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Small Cap Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$ 26.17	$ 24.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments(f)	(0.29)	1.38
Total from Investment Operations	0.03	1.66

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.32)	(0.27)
Total Distributions	(0.32)	(0.27)
Net Asset Value, End of Period	$ 25.88	$ 26.17
Total Return	0.20%	6.69%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$ 50,474	$ 5,233

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.59%	0.59%(d)
Net Investment Income to Average Net Assets	1.21%	1.25%(d)
Portfolio Turnover Rate(e)	123%	97%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Developed Markets International Cash Cows 100 ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$28.91	$25.09

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.85	0.60
Net Realized and Unrealized Gain (Loss) on Investments(f)	(2.01)	3.53
Total from Investment Operations	(1.16)	4.13

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.67)	(0.31)
Total Distributions	(0.67)	(0.31)
Net Asset Value, End of Period	$27.08	$28.91
Total Return	-3.92%	16.48	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$33,844	$20,235

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.65%	0.65	%(d)
Net Investment Income to Average Net Assets	3.18%	2.42	%(d)
Portfolio Turnover Rate(e)	80%	25	%(c)

(a)	Commencement of operations on June 16, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer WealthShield ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$25.02	$25.02

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.38	0.10
Net Realized and Unrealized Loss on Investments(f)	(0.01)	(0.05)
Total from Investment Operations	0.37	0.05

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.37)	(0.05)
Total Distributions	(0.37)	(0.05)
Net Asset Value, End of Period	$25.02	$25.02
Total Return	1.43%	0.23	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$110,078	$62,539

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(d)
Net Investment Income to Average Net Assets	1.52%	1.04	%(d)
Portfolio Turnover Rate(e)	542%	131	%(c)

(a)	Commencement of operations on December 11, 2017.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Military Times Best Employers ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year/period

	For the Year Ended April 30, 2019	For the Period Ended April 30, 2018(a)
Net Asset Value, Beginning of Period	$25.33	$24.89

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.44	—	(c)
Net Realized and Unrealized Gain on Investments(g)	3.43	0.44
Total from Investment Operations	3.87	0.44

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.47)	—
Total Distributions	(0.47)	—
Net Asset Value, End of Period	$28.73	$25.33
Total Return	15.46%	1.79	%(d)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$2,873	$2,533

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60%	0.60	%(e)
Net Investment Income to Average Net Assets	1.66%	0.25	%(e)
Portfolio Turnover Rate(f)	9%	0	%(d)

(a)	Commencement of operations on April 9, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005.
(d)	Not annualized.
(e)	Annualized.
(f)	Excluded impact of in-kind transactions.
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Retail Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$24.30

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.87
Net Realized and Unrealized Gain on Investments(f)	3.50
Total from Investment Operations	4.37

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.83)
Long-Term Capital Gain	(0.06)
Return of Capital	(0.21)
Total Distributions	(1.10)
Net Asset Value, End of Period	$27.57
Total Return	18.30	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,379

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income to Average Net Assets	3.33	%(d)
Portfolio Turnover Rate(e)	60	%(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Industrial Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$24.83

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.65
Net Realized and Unrealized Gain on Investments(g)	4.61
Total from Investment Operations	5.26

LESS DISTRIBUTIONS:
Distributions from Net Investment Income(f)	(0.67)
Total Distributions	(0.67)
Net Asset Value, End of Period	$29.42
Total Return	21.62	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$7,356

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income to Average Net Assets	2.60	%(d)
Portfolio Turnover Rate(e)	36	%(c)

(a)	Commencement of operations on May 14, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	These amounts are comprised of only net investment income.
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$24.67

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.39
Net Realized and Unrealized Gain on Investments(f)	3.93
Total from Investment Operations	4.32

LESS DISTRIBUTIONS:
Distributions from:
Net Investment Income	(0.44)
Long-Term Capital Gain	(0.01)
Return of Capital	(0.18)
Total Distributions	(0.63)
Net Asset Value, End of Period	$28.36
Total Return	17.89	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$22,691

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income to Average Net Assets	1.55	%(d)
Portfolio Turnover Rate(e)	27	%(c)

(a)	Commencement of operations on May 15, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer US Export Leaders ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$24.98

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.09
Net Realized and Unrealized Gain on Investments(f)	0.98
Total from Investment Operations	1.07

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.08)
Total Distributions	(0.08)
Net Asset Value, End of Period	$25.97
Total Return	4.33	%(c)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$1,298

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income to Average Net Assets	0.50	%(d)
Portfolio Turnover Rate(e)	55	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the changes in net asset value for the period of operations due to share transactions for the period and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Period Ended April 30, 2019(a)
Net Asset Value, Beginning of Period	$25.01

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income(b)	0.25
Net Realized and Unrealized Gain on Investments(g)	3.11
Total from Investment Operations	3.36

LESS DISTRIBUTIONS:
Distributions from Net Investment Income	(0.21)
Total Distributions	(0.21)
Net Asset Value, End of Period	$28.16
Total Return	13.67	%(c)(f)

SUPPLEMENTAL DATA:
Net Assets at End of Period (000’s)	$7,040

RATIOS TO AVERAGE NET ASSETS:
Expenses to Average Net Assets	0.60	%(d)
Net Investment Income to Average Net Assets	1.23	%(d)
Portfolio Turnover Rate(e)	262	%(c)

(a)	Commencement of operations on July 23, 2018.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Excluded impact of in-kind transactions.
(f)	Total Return was calculated using the traded NAV due to the rebalancing of the portfolio at April 30, 2019.
(g)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Pacer Funds

Notes to Financial Statements
April 30, 2019

NOTE 1 – ORGANIZATION

Pacer Trendpilot® US Large Cap ETF (“PTLC”), Pacer Trendpilot® US Mid Cap ETF (“PTMC”), Pacer Trendpilot® 100 ETF (“PTNQ”), Pacer Trendpilot® European Index ETF (“PTEU”), Pacer Global Cash Cows Dividend ETF (“GCOW”), Pacer US Cash Cows 100 ETF (“COWZ”), Pacer US Small Cap Cash Cows 100 ETF (“CALF”), Pacer Developed Markets International Cash Cows 100 ETF (“ICOW”), Pacer WealthShield ETF (“PWS”), Pacer Military Times Best Employers ETF (“VETS”), Pacer Benchmark Industrial Real Estate SCTRSM ETF (“INDS”), Pacer Benchmark Retail Real Estate SCTRSM ETF (“RTL”), Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF (“SRVR”), Pacer US Export Leaders ETF (“PEXL”), and Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index ETF (“SZNE”) (individually the “Fund” or collectively the “Funds”) are series of Pacer Funds Trust (the “Trust”), a Delaware statutory trust organized on August 12, 2014. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objectives of the Funds are to seek to track the total return performance, before fees and expenses, of the Pacer Trendpilot® US Large Cap Index, the Pacer Trendpilot® US Mid-Cap Index, the Pacer NASDAQ-100 Trendpilot® Index, the Pacer Trendpilot® European Index, the Pacer Global Cash Cows High Dividends 100 Index, the Pacer US Cash Cows 100 Index, the Pacer US Small Cap Cash Cows Index, the Pacer Developed Markets International Cash Cows 100 Index, the Pacer WealthShield Index, the Military Times Best for VETSSM Index, the Benchmark Industrial Real Estate SCTRSM Index, the Benchmark Retail Real Estate SCTRSM Index, the Benchmark Data & Infrastructure Real Estate SCTRSM Index, the PEXL and the Pacer CFRA-Stovall Equal Weight Seasonal Rotation Index. PTLC, PTMC, and PTNQ commenced operations on June 11, 2015. PTEU commenced operations on December 14, 2015. GCOW commenced operations on February 22, 2016. COWZ commenced operations on December 16, 2016. CALF and ICOW commenced operations on June 16, 2017. PWS commenced operations on December 11, 2017. VETS commenced operations on April 9, 2018. INDS commenced operations on May 14, 2018. RTL and SRVR commenced operations on May 15, 2018. PEXL and SZNE commenced operations on July 23, 2018. Each of the Funds are non-diversified series of the Trust.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”) with the exceptions of VETS, which is listed and traded on the Nasdaq Stock Market LLC (“Nasdaq”) and RTL, INDS, SRVR, PEXL, and SZNE, which are listed and traded on the NYSE Arca, Inc. (“NYSE”). Market prices for the shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 50,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Pacer Financial, Inc. (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds each currently offer one class of Shares, which have no front end sales loads, no deferred sales charges, and no redemption fees. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units. PTLC charges $500, PTMC charges $500, PTNQ charges $250, PTEU charges $2,000, GCOW charges $1,500, COWZ charges $250, CALF charges $250, ICOW charges $1,500, PWS charges $500, VETS charges $250, INDS charges $250, RTL charges $250, SRVR charges $250, PEXL charges $250, and SZNE charges $500 for the standard fixed creation fee, payable to the Custodian. For the PTLC, PTMC, PTNQ, and the PTEU, the standard fixed creation transaction fee is $200 when the Deposit Securities include only U.S. Treasury bills. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with no par value. Shares of each Fund have equal rights and privileges with respect to such Fund.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Investment Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market®, Nasdaq Global Select Market®, and Nasdaq Capital Market Exchange® (collectively “Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with the procedures adopted by the Board of Trustees (the “Board”). The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of April 30, 2019:

PTLC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$2,093,806,977	$—	$—	$—	$2,093,806,977
Real Estate Investment Trusts	61,752,603	—	—	—	61,752,603
Short-Term Investments	7,600,973	—	—	—	7,600,973
Investments Purchased with Proceeds from Securities Lending	—	—	—	410,548,790	410,548,790
Total Investments in Securities	$2,163,160,553	$—	$—	$410,548,790	$2,573,709,343

^ See Schedule of Investments for industry breakouts.

PTMC

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$668,394,124	$—	$—	$—	$668,394,124
Exchange Traded Funds	24,525,812	—	—	—	24,525,812
Real Estate Investment Trusts	67,890,553	—	—	—	67,890,553
Short-Term Investments	388,643	—	—	—	388,643
Investments Purchased with Proceeds from Securities Lending	—	—	—	221,030,289	221,030,289
Total Investments in Securities	$761,199,132	$—	$—	$221,030,289	$982,229,421

^ See Schedule of Investments for industry breakouts.

PTNQ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$501,672,111	$—	$—	$—	$501,672,111
Short-Term Investments	717,855	—	—	—	717,855
Investments Purchased with Proceeds from Securities Lending	—	—	—	68,785,935	68,785,935
Total Investments in Securities	$502,389,966	$—	$—	$68,785,935	$571,175,901

^ See Schedule of Investments for industry breakouts.

PTEU

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$176,597,527	$—	$6,778	$—	$177,604,305
Preferred Stocks	3,176,906	—	—	—	3,176,906
Real Estate Investment Trusts	2,131,314	—	—	—	2,131,314
Short-Term Investments	768,968	—	—	—	768,968
Investments Purchased with Proceeds from Securities Lending	—	—	—	5,743,553	5,743,553
Total Investments in Securities	$182,674,715	$—	$6,778	$5,743,553	$188,425,046

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level3) were used in determining fair value:

PTEU	Balance as of 4/30/2018	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Sales 2	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 04/30/19	Net Change in Unrealized Appreciation (Depreciation) on securities held at 04/30/2019
Common Stocks	$ —	$ —	$ —	$ —	$ —	$ —	$ 6,778	$ —	$ 6,778	$ (17,590)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

PTEU	Fair Value as of 04/30/2019	Valuation Techniques	Unobservable Input	Input Values	Range/Weighted Average Unobservable Input(a)
Common Stocks	$6,778	Last Trade Price	Stale Data	4.80 EUR	4.80 EUR

(a)	Table presents information for one security, which is valued at $6,778 as of April 30, 2019.

GCOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$205,552,512	$—	$—	$—	$205,552,512
Real Estate Investment Trusts	2,877,162	—	—	—	2,877,162
Short-Term Investments	1,025,631	—	—	—	1,025,631
Investments Purchased with Proceeds from Securities Lending	—	—	—	49,602,558	49,602,558
Total Investments in Securities	$209,455,305	$—	$—	$49,602,558	$259,057,863

^ See Schedule of Investments for country breakouts.

COWZ

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$265,001,506	$—	$—	$—	$265,001,506
Real Estate Investment Trusts	555,615	—	—	—	555,615
Short-Term Investments	453,773	—	—	—	453,773
Investments Purchased with Proceeds from Securities Lending	—	—	—	23,710,020	23,710,020
Total Investments in Securities	$266,010,894	$—	$—	$23,710,020	$289,720,914

^ See Schedule of Investments for industry breakouts.

CALF

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$50,381,703	$—	$—	$—	$50,381,703
Short-Term Investments	109,951	—	—	—	109,951
Investments Purchased with Proceeds from Securities Lending	—	—	—	13,614,390	13,614,390
Total Investments in Securities	$50,491,654	$—	$—	$13,614,390	$64,106,044

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

ICOW

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$33,477,947	$—	$—	$—	$33,477,947
Short-Term Investments	159,911	—	—	—	159,911
Investments Purchased with Proceeds from Securities Lending	—	—	—	3,114,587	3,114,587
Total Investments in Securities	$33,637,858	$—	$—	$3,114,587	$36,752,445

^ See Schedule of Investments for country breakouts.

PWS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$89,133,437	$—	$—	$—	$89,133,437
Real Estate Investment Trusts	20,680,215	—	—		20,680,215
Short-Term Investments	242,111	—	—	—	242,111
Investments Purchased with Proceeds from Securities Lending	—	—	—	5,378,550	5,378,550
Total Investments in Securities	$110,055,763	$—	$—	$5,378,550	$115,434,313

^ See Schedule of Investments for industry breakouts.

VETS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$2,860,169	$—	$—	$—	$2,860,169
Short-Term Investments	10,796	—	—	—	10,796
Total Investments in Securities	$2,870,965	$—	$—	$—	$2,870,965

^ See Schedule of Investments for industry breakouts.

RTL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Real Estate Investment Trusts	$1,375,334	$—	$—	$—	$1,375,334
Short-Term Investments	2,259	—	—	—	2,259
Total Investments in Securities	$1,377,593	$—	$—	$—	$1,377,593

^ See Schedule of Investments for industry breakouts.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

INDS

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Real Estate Investment Trusts	$7,333,039	$—	$—	$—	$7,333,039
Short-Term Investments	19,917	—	—	—	19,917
Investments Purchased with Proceeds from Securities Lending	—	—	—	429,600	429,600
Total Investments in Securities	$7,352,956	$—	$—	$429,600	$7,782,556

^ See Schedule of Investments for industry breakouts.

SRVR

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$4,023,767	$—	$—	$—	$4,023,767
Real Estate Investment Trusts	18,635,058	—	—	—	18,635,058
Short-Term Investments	36,177	—	—	—	36,177
Investments Purchased with Proceeds from Securities Lending	—	—	—	996,120	996,120
Total Investments in Securities	$22,695,002	$—	$—	$996,120	$23,691,122

^ See Schedule of Investments for industry breakouts.

PEXL

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$1,284,514	$—	$—	$—	$1,284,514
Exchange Traded Funds	11,761	—	—	—	11,761
Short-Term Investments	1,579	—	—	—	1,579
Total Investments in Securities	$1,297,854	$—	$—	$—	$1,297,854

^ See Schedule of Investments for industry breakouts.

SZNE

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$7,034,387	$—	$—	$—	$7,034,387
Short-Term Investments	9,670	—	—	—	9,670
Total Investments in Securities	$7,044,057	$—	$—	$—	$7,044,057

^ See Schedule of Investments for industry breakouts.

During the year/period ended April 30, 2019, the Funds did not recognize any transfers to or from Level 3, except PTEU.

B.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the differences between the amounts of dividends, interest

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.

Federal Income Taxes. The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income tax provision is required. As of and during the fiscal period/year ended April 30, 2019, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal period/year ended April 30, 2019, the Funds did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Funds are subject to examination by U.S. taxing authorities for the tax periods since each Fund’s commencement of operations.

D.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are computed on the basis of highest amortized cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REIT”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income for the PTLC, PTMC, PTNQ, and the PTEU, are declared and paid on an annual basis. The GCOW, COWZ, CALF, ICOW, PWS, VETS, PEXL, INDS, RTL, SRVR and SZNE are declared and paid on a quarterly basis. The net realized gains on securities normally are declared and paid on an annual basis for all Funds. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the Cboe, Nasdaq and/or New York’s Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to the Fund’s net asset value per share.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

I.

Reclassification of Capital Accounts. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal period/year ended April 30, 2019, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
PTLC	$(103,568,729)	$103,568,729
PTMC	(62,257,523)	62,257,523
PTNQ	(44,505,649)	44,505,649
PTEU	260	(260)
GCOW	(7,009,888)	7,009,888
COWZ	(7,395,578)	7,395,578
CALF	(1,901,644)	1,901,644
ICOW	(685,624)	685,624
PWS	(5,312,475)	5,312,475
VETS	(189,567)	189,567
RTL	(336,943)	336,943
INDS	(163,690)	163,690
SRVR	(97,556)	97,556
PEXL	71,698	(71,698)
SZNE	(815,931)	815,931

During the fiscal year/period ended April 30, 2019, the Funds’ realized the following net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in-capital.

PTLC	$103,669,128
PTMC	$62,657,317
PTNQ	$46,532,539
PTEU	$—
GCOW	$7,482,759
COWZ	$7,697,783
CALF	$2,095,484
ICOW	$734,289
PWS	$5,341,184
VETS	$189,567
RTL	$353,871
INDS	$170,347
SRVR	$131,474
PEXL	$—
SZNE	$823,380

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Pacer Advisors, Inc. (“the Adviser”) serves as the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary management fee. For services provided to the Funds, PTLC pays the Adviser 0.60%, PTMC pays the Adviser 0.60%, PTNQ pays the Adviser 0.65%, PTEU pays the Adviser 0.65%, GCOW pays the Adviser 0.60%, COWZ pays the Adviser 0.49%, CALF pays the Adviser 0.59%,

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

ICOW pays the Adviser 0.65%, PWS pays the Adviser 0.60%, VETS pays the Adviser 0.60%, INDS pays the Adviser 0.60%, RTL pays the Adviser 0.60%, SRVR pays the Adviser 0.60%, PEXL pays the Adviser 0.60%, and SZNE pays the Adviser 0.60% at an annual rate based on each Fund’s average daily net assets.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser. The Funds did not pay any fees or commissions to the Distributor during the fiscal year/period ended April 30, 2019.

Certain officers and a Trustee of the Trust are affiliated with the Adviser and Distributor.

NOTE 4 – SERVICE AND CUSTODY AGREEMENTS

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”) doing business as U.S. Global Fund Services and a Custody Agreement with U.S. Bank, N.A. (the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services. The Custodian acts as securities lending agent (the “Securities Lending Agent”) for the Funds.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any domestic loaned securities at the time of the loan, plus accrued interest. The use of loans of foreign securities, which are denominated and payable in U.S. dollars, shall be collateralized in an amount equal to 105% of the value of any loaned securities at the time of the loan plus accrued interest. The Funds receive compensation in the form of fees and earn interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of April 30, 2019, the Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

During the year/period ended April 30, 2019, the Funds (excluding VETS, RTL, PEXL, and SZNE) had loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

NOTE 6 – SECURED BORROWINGS

The following represents gross obligations for secured borrowings by remaining time to maturity as of April 30, 2019.

Securities Lending Transactions

Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral*
PTLC	$410,548,790
PTMC	221,030,289
PTNQ	68,785,935
PTEU	5,743,553
GCOW	49,602,558
COWZ	23,710,020
CALF	13,614,390
ICOW	3,114,587
PWS	5,378,550
VETS	—
RTL	—
INDS	429,600
SRVR	996,120
PEXL	—
SZNE	—

*	Proceeds from securities lending (Investments Purchased with Proceeds from Securities Lending Collateral).

Due to the absence of a master netting agreement related to the Funds’ participation in securities lending, no additional offsetting disclosures have been made on behalf of the Funds for the total borrowings listed above.

NOTE 7 – OFFSETTING ASSETS AND LIABILITIES

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of April 30, 2019:

Liabilities

				Gross Amounts Net Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
PTLC
Securities Lending	$410,548,790	$—	$410,548,790	$410,548,790	$—	$—
PTMC
Securities Lending	221,030,289	—	221,030,289	221,030,289	—	—
PTNQ
Securities Lending	68,785,935	—	68,785,935	68,785,935	—	—
PTEU
Securities Lending	5,743,553	—	5,743,553	5,743,553	—	—
GCOW
Securities Lending	49,602,558	—	49,602,558	49,602,558	—	—
COWZ
Securities Lending	23,710,020	—	23,710,020	23,710,020	—	—

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

				Gross Amounts Net Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
CALF
Securities Lending	$13,614,390	$—	$13,614,390	$13,614,390	$—	$—
ICOW
Securities Lending	3,114,587	—	3,114,587	3,114,587	—	—
PWS
Securities Lending	5,378,550	—	5,378,550	5,378,550	—	—
VETS
Securities Lending	—	—	—	—	—	—
RTL
Securities Lending	—	—	—	—	—	—
INDS
Securities Lending	429,600	—	429,600	429,600	—	—
SRVR
Securities Lending	996,120	—	996,120	996,120	—	—
PEXL
Securities Lending	—	—	—	—	—	—
SZNE
Securities Lending	—	—	—	—	—	—

NOTE 8 – INVESTMENT TRANSACTIONS

For the period ended April 30, 2019, the aggregate purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
PTLC	$1,774,811,038	$1,584,080,065
PTMC	1,493,561,447	1,516,641,083
PTNQ	405,784,656	277,720,058
PTEU	432,480,703	421,760,475
GCOW	178,891,490	142,219,103
COWZ	180,815,445	193,450,425
CALF	35,458,637	34,916,622
ICOW	25,016,606	22,747,852
PWS	473,409,456	439,343,243
VETS	496,604	233,130
RTL	4,472,975	1,536,097
INDS	3,606,149	1,125,000
SRVR	4,377,497	1,757,303
PEXL	1,060,970	1,047,065
SZNE	9,978,525	9,943,297

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

For the period ended April 30, 2019, in-kind transactions associated with creations and redemptions are as follows:

	Purchases	Sales
PTLC	$966,527,883	$28,849,895
PTMC	337,767,342	35,436,090
PTNQ	252,878,895	138,659,180
PTEU	31,664,849	—
GCOW	48,115,874	52,010,390
COWZ	312,948,585	59,291,055
CALF	62,383,252	16,784,533
ICOW	23,237,833	9,793,368
PWS	83,899,741	68,139,849
VETS	1,291,087	1,634,795
RTL	2,426,406	4,100,853
INDS	10,737,808	6,343,393
SRVR	21,394,130	2,559,334
PEXL	2,493,995	1,092,033
SZNE	13,201,021	6,841,449

For the period ended April 30, 2019, there were no long-term purchases or sales of U.S. Government Securities for the Funds, except PWS. Included in the amounts for PWS were $121,196,333 of purchases and $2,503,925 of sales of U.S. Government Securities during the year ended April 30, 2019.

During the fiscal year ended April 30, 2017, PTEU accepted a cash contribution in the amount of $409,837 to reimburse the Fund from prior securities transactions.

NOTE 9 – TAX COST BASIS

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes at April 30, 2019 were as follows:

	PTLC	PTMC	PTNQ	PTEU	GCOW
Tax cost of investments	$2,460,930,861	$984,601,098	$529,013,632	$178,727,789	$256,040,348
Gross tax unrealized appreciation	145,178,359	25,126,228	48,090,535	11,400,270	15,956,487
Gross tax unrealized depreciation	(32,399,877)	(27,497,905)	(5,928,266)	(1,703,013)	(12,939,462)
Net tax unrealized appreciation (depreciation)	112,778,482	(2,371,677)	42,162,269	9,697,257	3,017,025
Undistributed ordinary income	8,747,712	3,526,511	1,089,238	1,733,721	831,014
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	8,747,712	3,526,511	1,089,238	1,733,721	831,014
Other accumulated (loss)	(40,318,985)	(43,126,282)	(20,552,554)	(35,392,387)	(9,374,432)
Total accumulated gain (loss)	$81,207,209	$(41,971,448)	$22,698,953	$(23,961,409)	$(5,526,393)

	COWZ	CALF	ICOW	PWS	VETS
Tax cost of investments	$286,633,173	$64,027,579	$37,388,174	$110,198,742	$2,556,979
Gross tax unrealized appreciation	19,737,873	5,271,348	2,186,688	5,850,350	367,910
Gross tax unrealized depreciation	(16,650,132)	(5,192,883)	(2,822,432)	(614,779)	(53,924)
Net tax unrealized appreciation (depreciation)	3,087,741	78,465	(635,744)	5,235,571	313,986
Undistributed ordinary income	101,514	8,612	246,512	76,606	3,490
Undistributed long-term gain	—	—	—	—	—
Total distributable earnings	101,514	8,612	246,512	76,606	3,490
Other accumulated (loss)	(11,463,651)	(2,599,732)	(2,161,881)	(14,698,711)	(18,341)
Total accumulated gain (loss)	$(8,274,396)	$(2,512,655)	$(2,551,113)	$(9,386,534)	$299,135

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

	RTL	INDS	SRVR	PEXL	SZNE
Tax cost of investments	$1,317,219	$7,475,921	$22,386,173	$1,247,934	$7,046,040
Gross tax unrealized appreciation	102,278	347,977	1,705,661	123,720	—
Gross tax unrealized depreciation	(41,904)	(41,342)	(400,712)	(73,800)	(1,983)
Net tax unrealized appreciation (depreciation)	60,374	306,635	1,304,949	49,920	(1,983)
Undistributed ordinary income	—	1,950	—	443	3,884
Undistributed long-term gain	—	6,106	—	—	—
Total distributable earnings	—	8,056	—	443	3,884
Other accumulated (loss)	(48,361)	—	(176,208)	(85,335)	(168,295)
Total accumulated gain (loss)	$12,013	$314,691	$1,128,741	$(34,972)	$(166,394)

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in Real Estate Investment Trusts, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after April 30, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

At April 30, 2019, the Funds had the following capital loss carryforwards:

	Short-Term Amount	Long-Term Amount	Expires
PTLC	$40,318,985	—	Indefinite
PTMC	35,081,100	8,045,182	Indefinite
PTNQ	17,192,424	3,360,130	Indefinite
PTEU	35,384,806	—	Indefinite
GCOW	6,823,440	2,544,829	Indefinite
COWZ	11,135,637	328,015	Indefinite
CALF	2,520,558	79,174	Indefinite
ICOW	1,973,261	186,689	Indefinite
PWS	14,698,711	—	Indefinite
VETS	18,341	—	Indefinite
RTL	—	—	Indefinite
INDS	—	—	Indefinite
SRVR	—	—	Indefinite
PEXL	85,335	—	Indefinite
SZNE	168,295	—	Indefinite

At April 30, 2018, RTL and SRVR deferred on a tax basis, a post-October capital loss of $48,361 and $176,208, respectively. None of the Funds deferred on a tax bases late-year ordinary losses.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

NOTE 10 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2019 was as follows:

	Ordinary Income	Capital Gains	Return of Capital
PTLC	$14,704,858	$—	$—
PTMC	5,930,872	—	—
PTNQ	1,575,175	—	—
PTEU	2,870,463	—	—
GCOW	7,760,389	—	—
COWZ	2,630,630	—	—
CALF	329,410	—	—
ICOW	731,370	—	—
PWS	1,397,954	—	—
VETS	38,615	—	—
RTL	83,796	5,909	20,617
INDS	67,295	—	—
SRVR	89,513	1,372	37,487
PEXL	6,972	—	—
SZNE	29,474	—	—

The tax character of distributions paid by the Funds during the fiscal year/period ended April 30, 2018 was as follows:

	Ordinary Income	Capital Gains	Return of Capital
PTLC	$7,017,355	$—	$—
PTMC	2,882,696	—	—
PTNQ	466,293	—	—
PTEU	538,237	—	—
GCOW	3,669,616	—	—
COWZ	319,520	—	—
CALF	34,114	—	—
ICOW	70,528	—	—
PWS	112,441	—	—
VETS	—	—	—
RTL	—	—	—
INDS	—	—	—
SRVR	—	—	—
PEXL	—	—	—
SZNE	—	—	—

NOTE 11 – NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the ASU 2018-13 and has decided to adopt the disclosure framework.

Pacer Funds

NOTES TO FINANCIAL STATEMENTS
April 30, 2019 (Continued)

NOTE 12 – SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than below.

On May 3, 2019 the Adviser launched three new funds in the Pacer Funds Trust: Pacer US Cash Cows Growth ETF, Pacer Trendpilot International ETF, and Pacer Emerging Markets Cash Cows 100 ETF.

On May 6, 2019 the Adviser launched two new funds in the Pacer Funds Trust: Pacer Cash Cows Fund of Funds ETF and Pacer Trendpilot Fund of Funds ETF.

On June 25, 2019, the following Funds declared distributions from ordinary income to shareholders of record as of June 26, 2019, payable June 27, 2019, as follows:

	Ordinary Income	Per Share Amount
GCOW	$1,962,415	$0.28236187
COWZ	$1,188,347	$0.13130910
CALF	$242,647	$0.13480381
ICOW	$259,965	$0.19256656
PWS	$344,297	$0.07484718
VETS	$14,106	$0.14106470
RTL	$10,033	$0.10032950
INDS	$23,731	$0.05932848
SRVR	$135,240	$0.09015990
PEXL	$1,801	$0.03601720
SZNE	$35,704	$0.04200501

Pacer Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pacer Funds Trust and the Shareholders of
Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Retail Real Estate SCTRSM ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer US Export Leaders ETF and Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pacer Trendpilot® US Large Cap ETF, Pacer Trendpilot® US Mid Cap ETF, Pacer Trendpilot® 100 ETF, Pacer Trendpilot® European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF, Pacer Developed Markets International Cash Cows 100 ETF, Pacer WealthShield ETF, Pacer Military Times Best Employers ETF, Pacer Benchmark Retail Real Estate SCTRSM ETF, Pacer Benchmark Industrial Real Estate SCTRSM ETF, Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF, Pacer US Export Leaders ETF and Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF (the “Funds”), including the schedules of investments, as of April 30, 2019 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended and the related notes (collectively, referred to as the “financial statements”) and the financial highlights for each of the years or periods in the four-year period then ended.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial positions of the Funds, as of April 30, 2019, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of April 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015

Abington, Pennsylvania
June 27, 2019

Pacer Funds

Additional Information
(Unaudited)

NOTE 1 – FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of each other Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Funds’ website at www.PacerETFs.com.

NOTE 2 – FEDERAL TAX INFORMATION

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year/period ended April 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PTLC	92.48%
PTMC	55.11%
PTNQ	86.73%
PTEU	99.03%
GCOW	99.09%
COWZ	99.79%
CALF	100.00%
ICOW	100.00%
PWS	32.00%
VETS	99.11%
RTL	1.46%
INDS	2.02%
SRVR	10.44%
PEXL	100.00%
SZNE	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year/period ended April 30, 2019 was as follows:

PTLC	90.33%
PTMC	53.80%
PTNQ	82.55%
PTEU	0.00%
GCOW	31.44%
COWZ	99.74%
CALF	100.00%
ICOW	0.30%
PWS	31.56%
VETS	99.11%
RTL	0.00%
INDS	0.00%
SRVR	0.47%
PEXL	100.00%
SZNE	100.00%

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Short Term Capital Gains

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each fund were as follows:

PTLC	0.00%
PTMC	0.00%
PTNQ	0.00%
PTEU	0.00%
GCOW	0.00%
COWZ	0.00%
CALF	0.00%
ICOW	0.00%
PWS	0.00%
VETS	0.00%
RTL	0.00%
INDS	0.00%
SRVR	0.00%
PEXL	0.00%
SZNE	0.00%

Foreign Tax Credit Pass Through

Pursuant to Section 853 of the Internal Revenue code, the Funds designate the following amounts as foreign taxes paid for the period ended April 30, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Per Share
	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough
PTLC	$—	$—	$—	$—
PTMC	—	—	—	—
PTNQ	—	—	—	—
PTEU	4,691,018	674,169	0.68	0.10
GCOW	6,320,653	382,540	0.94	0.06
COWZ	—	—	—	—
CALF	—	—	—	—
ICOW	1,175,992	100,592	0.94	0.08
PWS	—	—	—	—
VETS	—	—	—	—
RTL	—	—	—	—
INDS	—	—	—	—
SRVR	—	—	—	—
PEXL	—	—	—	—
SZNE	—	—	—	—

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governements.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds.

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

NOTE 3 – DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q or Part F of Form N-PORT. The Funds’ Form N-Q or Part F of Form N-PORT is available on the website of the SEC at http://www.sec.gov. Each Fund’s portfolio holdings are posted on their website at www.paceretfs.com daily.

NOTE 4 – PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Funds’ website at www.paceretfs.com. Information on how the Fund voted proxies relating to portfolio securities during the year ended June 30 is available without charge, upon request, by calling (800) 617-0004 or by accessing the website of the SEC.

NOTE 5 – BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS

The Board of Trustees (the “Board”) of Pacer Funds Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended, of the Trust (the “Independent Trustees”), held an in-person meeting on April 8, 2019 (the “April Meeting”), for the purpose of, among other things, the consideration of, and voting on, the proposed renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Pacer Advisors, Inc. (the “Advisor”) relating to the Pacer WealthShield ETF, Pacer Benchmark Retail Real Estate SCTR ETF, , Pacer Industrial Real Estate SCTR ETF, Pacer Data & Infrastructure Real Estate SCTR ETF, Pacer Military Times Best Employers ETF, Pacer CFRA-Stovall Equal Weight Seasonal Rotation ETF, Pacer US Export Leaders ETF, Pacer Trendpilot US Large Cap ETF, Pacer Trendpilot US Mid Cap ETF, Pacer Trendpilot 100 ETF, Pacer Trendpilot European Index ETF, Pacer Global Cash Cows Dividend ETF, Pacer US Cash Cows 100 ETF, Pacer US Small Cap Cash Cows 100 ETF and Pacer Developed Markets International Cash Cows 100 ETF (each a “Fund” and, together, the “Funds”). The Board, including all of the Trust’s Independent Trustees voting separately, unanimously approved the Investment Advisory Agreement based on its review of qualitative and quantitative information provided by the Advisor and the Trust’s other service providers.

Prior to deciding to renew the Investment Advisory Agreement, the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Investment Advisory Agreement. The Independent Trustees received assistance and advice from, and met separately with, independent counsel. In addition, the Independent Trustees received a memorandum from independent counsel regarding the responsibilities of the Board with respect to the approval or renewal of the Investment Advisory Agreement. Prior to the April Meeting, the Board obtained and reviewed a variety of information, including certain comparative information regarding the Fund’s expenses (both actual and, where relevant, proposed), relative to the expenses of other comparable funds.

At the April Meeting, the Board, including the Independent Trustees, evaluated a number of factors and various materials in connection with the approval process, including: (1) a copy of the Investment Advisory Agreement; (2) the Advisor’s responses to questionnaires designed to provide the Board with information reasonably necessary to evaluate the terms of the Investment Advisory Agreement; (3) the Advisor’s Form ADV disclosures; (4) information describing the nature, quality and extent of services that the Advisor, where relevant, has provided and is prepared in the future to provide to each Fund, and the advisory fee payable by each Fund to the Advisor for the Advisor’s services; (5) certain comparative information regarding the Funds’ expenses relative to the expenses of other funds; (6) a copy of the Trust’s registration statement; and (7) information regarding the financial condition of the Advisor. Representatives from the Advisor presented additional information and participated in question and answer sessions at the Meeting to help the Board evaluate the Advisor’s services, fees and other aspects of the Investment Advisory Agreement.

In considering the continuation and/or approval, respectively, of the Investment Advisory Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Advisor, including the performance of the Funds over time; (ii) the fee to be paid to the Advisor by each Fund; and (iii) potential economies of scale, as discussed in further detail below.

●

Nature, Extent and Quality of Services to be Provided by the Advisor. The Board reviewed the scope of services provided by the Advisor under the Investment Advisory Agreement and determined that the Advisor has been providing and is capable of providing in the future all necessary advisory services required by the Funds, as indicated by the firm’s management capabilities, the professional qualifications and experience of its portfolio management personnel and the performance of the Funds against their peers. In this regard, the Board reviewed data compiled by the Advisor comparing the performance of each Fund with the performance of other ETFs having similar investment objectives and policies (each Fund’s “Peer Group”). The Board also considered other services provided to the Funds

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

by the Advisor, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services provided and to be provided to the Funds by the Advisor.

●

Costs of Services to be Provided to the Funds and Profitability. In considering the advisory fees payable by the Trust to the Advisor and each Fund’s expense ratio, the Board reviewed data compiled by the Advisor from an unaffiliated third party proprietary database comparing the expense ratios of each Fund with the expense ratios of the ETFs in each Fund’s Peer Group. The Board compared each Fund’s expense ratio to the expense ratios of ETFs in the Fund’s Peer Group, focusing on whether each Fund charged fees that were within the range of fees charged by the Peer Group. It also noted that the Advisor had contractually agreed to pay all operating expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses in connection with the execution of portfolio transactions, and extraordinary and non-routine expenses. It was noted that this contractual agreement cannot be changed without shareholder approval. The Board also evaluated the compensation and benefits received (or proposed or likely to be received), by the Advisor from its relationship with the Funds, taking into account assessments of the Advisor’s profitability prepared and shared by the Advisor’s management. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that each Fund’s advisory fee was reasonable in light of the nature and quality of the services rendered and, where relevant, expected to be rendered by the Advisor.

●	Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Advisor as the assets of the Funds grew or may grow in the future.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement with respect to each Fund were and are fair and reasonable; (b) concluded that the Advisor’s fees are reasonable in light of the nature and quality of the services rendered and expected to be rendered by the Advisor to each Fund; and (c) agreed to renew the Investment Advisory Agreement as to each Fund for a term of one year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTE 6 – TRUSTEES AND OFFICERS

The business of the Funds is managed under the direction of the Board of Trustees. The Board of Trustees formulates the general policies of the Funds and meets periodically to review the Funds’ performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. There are currently four Trustees, three of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustee”). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The address of each Trustee and officer of the Trust, unless otherwise indicated below, is c/o Pacer Advisors, Inc., 500 Chesterfield Parkway, Malvern, PA 19335. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (800) 617-0004.

Pacer Funds

ADDITIONAL INFORMATION
(Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships held by Trustee During Past Five Years
Interested Trustee
Joe M. Thomson Born: 1944	Trustee , Chairman, President and Principal Executive Officer	Indefinite Term; since 2014	Founder/President at Pacer Advisors, Inc. (since 2005); President and Chief Compliance Officer, Pacer Financial, Inc. (since 2004)	20	Director, First Cornerstone Bank (2000-2016)
Independent Trustees
Deborah G. Wolk Born: 1950	Lead Independent Trustee	Indefinite Term; since 2015	Self-employed providing accounting services and computer modeling (since 1997)	20	None
Jonathan H. Newman, Sr. Born: 1962	Trustee	Indefinite Term; since 2015	CEO and Chairman, Newman Wine & Spirits (since 2007)	20	None
Dennis J. Ryan Born: 1947	Trustee	Indefinite Term; since 2017	Principal/Owner, Brendan Abstract Company, Inc. (title insurance) (since 1999)	20	None
Officers who are not Trustees:
Sean E. O’Hara Born: 1962	Treasurer and Principal Financial Officer	Indefinite Term; since 2014	Director, Index Design Group (since 2015); Director, Pacer Financial, Inc. (since 2007); Director, Pacer Advisors, Inc. (since 2007)	N/A	None
Bruce Kavanaugh Born: 1964	Secretary	Indefinite Term; since 2016	Vice President, Pacer Advisors, Inc. (since 2004), Vice President, Pacer Financial, Inc. (since 2004)	N/A	None
Perpetua Seidenberg Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Born: 1990	Chief Compliance Officer and AML Officer	Indefinite Term; since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (since 2014); Auditor, PricewaterhouseCoopers (since 2012)	N/A	None

Mr. Thomson is an “Interested Person” by reason of his relationship with the Adviser.

Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor inaccordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and services for a period of one year, or until his or her successor is duly elected and qualified.

The Statement of Additional Information includes additional information, including compensation, about the Funds’ Trustees.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

Advisor Pacer Advisors, Inc. 500 Chesterfield Parkway Malvern, PA 19355

Index Provider

Index Design Group, LLC
500 Chesterfield Parkway
Malvern, PA 19355

Benchmark Investments, LLC
1115 Broadway, 12th Floor
New York, NY 10010

CFRA
One New York Plaza, 34th Floor
New York, NY 10004

VETS Indexes, LLC
6 East 39th Street, Suite 1003
New York, NY 10016

Distributor Pacer Financial, Inc. 500 Chesterfield Parkway Malvern, PA 19355

Custodian U.S. Bank National Association Custody Operations 1555 North Rivercenter Drive Milwaukee, WI 53212
Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Independent Registered Public Accounting Firm Sanville & Company 1514 Old York Rd. Abington, PA 19001
Legal Counsel DLA Piper LLP 1650 Market St., Suite 4900 Philadelphia, PA 19103-7300

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Deborah Wolk is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. No “Other services” were provided by the principal accountant were. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2019	FYE 04/30/2018
Audit Fees	$126,500	$85,000
Audit-Related Fees	$0	$0
Tax Fees	$17,400	$10,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Sanville & Company applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2019	FYE 04/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 04/30/2019	FYE 04/30/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committeeare as follows: Jonathan Newman, Dennis Ryan and Deborah Wolk.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pacer Funds Trust

By (Signature and Title)	/s/ Joe M. Thomson
Joe M. Thomson, President (Principal Executive Officer)

Date	07/08/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joe M. Thomson
Joe M. Thomson, President (Principal Executive Officer)

Date	07/08/19

By (Signature and Title)	/s/ Sean E. O’Hara
Sean E. O’Hara, Treasurer (Principal Financial Officer)

Date	07/08/19

*	Print the name and title of each signing officer under his or her signature.